SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.  )
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STATE STREET CORPORATION
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

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April 8, 2026
Dear Shareholder:
We cordially invite you to the 2026 annual meeting of shareholders of State Street Corporation. The meeting will be held on May 20, 2026, at 9:00 a.m. Eastern Time and will be conducted online via live audio webcast at www.virtualshareholdermeeting.com/STT2026. You will be able to participate, submit questions and vote your shares electronically.
The proxy statement and annual meeting provide an important opportunity for us to engage with you as shareholders, and for you to communicate with us on important topics such as our performance, executive compensation and corporate governance, including the effectiveness of the Board of Directors. Details regarding virtual admission to the meeting and the business to be conducted are more fully described in the accompanying notice of annual meeting and proxy statement. Your vote is very important to us. Whether or not you plan to attend the meeting online, please carefully review the enclosed proxy statement, together with the annual report that accompanies it, and then cast your vote at your earliest convenience. We urge you to vote regardless of the number of shares you hold.
We look forward to the annual meeting. Your continued interest in State Street is very much appreciated.

Sincerely,

Ronald P. O’Hanley Chairman, Chief Executive Officer and President

April 8, 2026

NOTICE OF STATE STREET CORPORATION
2026 ANNUAL MEETING OF SHAREHOLDERS

Date	May 20, 2026

Time	9:00 a.m. Eastern Time

Location	Virtual annual meeting of shareholders conducted via live audio webcast at: www.virtualshareholdermeeting.com/STT2026

Purpose	1.	To elect 13 directors

	2.	To approve an advisory proposal on executive compensation

	3.	To ratify the selection of Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2026

	4.	To vote on a shareholder proposal, if properly presented at the meeting and not previously withdrawn

	5.	To act upon such other business as may properly come before the meeting and any adjournments thereof

Record Date	The Board has fixed the close of business on March 25, 2026, as the record date for determining shareholders entitled to notice of and to vote at the meeting.

Meeting Admission
If you plan to attend the meeting online, please enter the 16-digit control number included in your notice of Internet availability of the proxy materials or in your proxy card, or follow the voting instructions that accompanied your proxy materials. A list of our registered holders as of the close of business on the record date will be made available to shareholders during the meeting at www.virtualshareholdermeeting.com/STT2026. To access such list of registered holders beginning April 10, 2026 and until the meeting, shareholders should email State Street Investor Relations at IR@statestreet.com.

Voting by Proxy
Please submit a proxy card or, for shares held in “street name” through a broker, bank or other nominee, a voting instruction form, as soon as possible, so your shares can be voted at the meeting. You may submit your proxy card or voting instruction form by mail. If you are a registered shareholder, you may also submit your proxy by telephone or over the Internet by following the instructions included with your proxy card or notice of Internet availability of proxy materials. If your shares are held in “street name,” you will receive instructions for the voting of your shares from your broker, bank or other nominee, which may permit telephone or Internet submission of voting instructions. Follow the instructions on the voting instruction form or notice of Internet availability of proxy materials that you receive from your broker, bank or other nominee to ensure that your shares are properly voted at the annual meeting.

By Order of the Board of Directors,

Mark Shelton
Secretary

STATE STREET CORPORATION
One Congress Street, Boston, Massachusetts 02114
Proxy Statement Summary Information
2026 Annual Meeting of Shareholders

Date:	May 20, 2026
Time:	9:00 a.m. Eastern Time
Location:	Virtual Annual Meeting of Shareholders conducted via live audio webcast at: www.virtualshareholdermeeting.com/STT2026
Record date:	March 25, 2026

The proxy statement and annual report, and the means to submit a proxy electronically prior to the annual meeting, are available at www.proxyvote.com. To view this material, you must have available the 16-digit control number located on the notice mailed beginning on April 8, 2026, on the proxy card or, if shares are held in the name of a broker, bank or other nominee, on the voting instruction form.
More information about the annual meeting is described under the heading “General Information About the Annual Meeting.”
Voting Matters and Recommendations

Item	Board Recommendation
Election of Directors (see “Item 1”)	FOR Each Director
Advisory Proposal on 2025 Executive Compensation (see “Item 2”)	FOR
Ratification of Ernst & Young LLP as Independent Registered Public Accounting Firm for 2026 (see “Item 3”)	FOR

Shareholder Proposal, if properly presented at the meeting, requesting the adoption of a policy and amendment to the by-laws requiring the Chair of the Board be an independent member of the Board in the next CEO transition (see “Item 4”)
AGAINST

The following summary provides general information about State Street Corporation, referred to as State Street or the Company, and highlights information contained elsewhere in this proxy statement. This summary does not contain all of the information you should consider when deciding how to vote your shares. For further and more detailed information on the matters referenced below, prior to casting your vote, please carefully review the entire proxy statement and our 2025 annual report on Form 10-K. Our 2025 annual report on Form 10-K accompanies this proxy statement and was previously filed with the Securities and Exchange Commission (SEC). In this proxy statement, we reference various information and materials available on our corporate website. We have included our website address in this proxy statement as an inactive textual reference only. Information on our website is not incorporated by reference in this proxy statement.
Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, strategy, financial and capital condition, results of operations, the financial and market outlook, the business environment, sustainability and impact, human capital and other matters that do not relate to historical facts. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “expect,” “will,” “strategy,” “believe,” “plan,” “intend,” “priority,” “estimate,” “goal,” “outlook,” “aim,” “target,” “outcome,” “future,” “objective,” “pipeline,” “anticipate,” “guidance,” “seek,” “trajectory,” “trend,” and “forecast,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2025 annual report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any voting or investment decision. The forward-looking statements contained in this proxy statement should not be relied on as representing our expectations or beliefs as of any time subsequent to the time this proxy statement is first filed with the SEC, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time.

State Street — 2026 Notice of Meeting and Proxy Statement	i

About State Street
State Street Corporation, or State Street, is one of the world’s leading providers of financial services to institutional investors, including investment servicing, markets and financing solutions and investment management. Our clients—asset managers and owners, insurance companies, wealth managers, official institutions and central banks—rely on us to deliver solutions that support their business objectives across the investment life cycle. Leveraging our strength and scale, innovation and platforms, and industry expertise, we are an essential partner to our clients. In all aspects of our business, we work toward a singular purpose: to help create better outcomes for the world’s investors and the people they serve.
Through our subsidiaries, including our principal banking subsidiary, State Street Bank and Trust Company, referred to as State Street Bank, we operate in more than 100 geographic markets worldwide, providing a broad range of financial products and services to institutional investors globally. As of December 31, 2025, we reported $53.80 trillion in assets under custody and/or administration (AUC/A) and $5.67 trillion in assets under management (AUM). We had consolidated total assets of $366.05 billion, consolidated total deposits of $274.35 billion, consolidated total shareholders’ equity of $27.84 billion and approximately 52,000 employees as of December 31, 2025.
State Street Corporation, referred to as the Parent Company, was organized in 1969 under the laws of the Commonwealth of Massachusetts and is a bank holding company that has elected to be treated as a financial holding company under the Bank Holding Company Act of 1956. The Parent Company is a source of financial and managerial strength to our subsidiaries. We conduct our business primarily through State Street Bank, which traces its beginnings to 1792, with the founding of our oldest ancestor bank, Union Bank. State Street Bank’s current charter was authorized by a special Act of the Massachusetts Legislature in 1891, and its present name was adopted in 1960. State Street Bank operates as a specialized bank, referred to as a trust or custody bank, that services and manages assets on behalf of its institutional clients.
2025 was another successful year for State Street and we entered 2026 with momentum and a proven strategy to deliver strong results and meaningful value for our clients, shareholders, and employees. Our progress reflects the strategic actions and investments we have made in recent years—deepening and broadening our capabilities while elevating our client value proposition—which have strengthened our position as our clients’ essential partner, enabling us to compete from a position of strength. This solid foundation positioned us well to capitalize on a dynamic yet constructive market environment in 2025, and we delivered another year of accelerating financial performance.
For the year ended December 31, 2025, State Street reported GAAP total revenue of $13.9 billion, compared to $13.0 billion in the prior year, reflecting growth in fee revenue across Investment Services, Investment Management, and State Street Markets. GAAP total expenses were $10.2 billion, reflecting continued investment in technology modernization, client‑facing capabilities, and strategic growth initiatives, partially offset by productivity savings. GAAP net income available to common shareholders was $2.7 billion, and GAAP diluted earnings per share were $9.40, compared to $8.21 in the prior year. State Street ended 2025 with record AUC/A and AUM, driven by higher market levels and continued strength in flows across Investment Servicing and Investment Management. For 2025, we expanded our pre‑tax margin by 70 basis points, relative to 2024. Our strong financial performance underscores the effectiveness of our strategy, and in 2025 we built on that success with a number of key strategic milestones which reflect our disciplined focus on reinvesting to drive near-term and long-term growth across our franchise, enhance client experience and capabilities, and further strengthen our platform while delivering strong shareholder returns.
The financial measures used in our executive compensation programs are linked to the below financial results, which are presented on a non-GAAP basis, unless otherwise noted. See footnote (1) to the below table. Additional performance indicators are presented in “Compensation Discussion and Analysis—Performance and Compensation Decisions—Corporate Performance.”

State Street — 2026 Notice of Meeting and Proxy Statement	ii

Financial Highlights

Consolidated Financial Performance, excluding notable items, non-GAAP ( $ in millions, except per share data )(1)
	2025	2024	Change
Total Fee Revenue	$11,001	$10,075	+9.2%
Total Revenue	13,965	13,000	+7.4%
Expenses	9,831	9,342	+5.2%
Pre-Tax Margin	29.2%	27.6%	+1.6% pts
EPS	$10.30	$8.67	+18.8%
Return on average common equity (ROE) (GAAP)	11.5%	11.1%	+0.4% pts

(1)
Non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of notable items outside of State Street’s normal course of business. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. For a reconciliation of non-GAAP measures presented in this proxy statement, see Appendix B.

State Street’s 2025 performance is reviewed in greater detail, along with relevant risks associated with our businesses, results of operations and financial condition, in our 2025 annual report on Form 10-K, which accompanies this proxy statement and was previously filed with the SEC.
Director Nominees
We believe that members of our Board of Directors (the Board) should have complementary skills and qualifications that collectively represent a depth of broad and diverse experiences. We seek director nominees who have had substantial achievement in their personal and professional pursuits and possess the talent, experience and integrity necessary to effectively oversee our businesses and strategy and enhance long-term shareholder value. Based on these desired attributes, the Board has nominated the following 13 director nominees for election at the 2026 annual meeting of shareholders.

Director Nominee	Principal Occupation	Other Public Company Boards (#)	State Street Board Roles and Committee Memberships
Marie A. Chandoha* Director Since 2019 Age 64	Retired President and Chief Executive Officer, Charles Schwab Investment Management, Inc.	2	•	Examining and Audit
			•	Executive
			•	Risk (Chair)
			•	Technology and Operations
DonnaLee A. DeMaio* Director Since 2022 Age 67	Retired Global Chief Operating Officer, American International Group, Inc. (AIG)	1	•	Examining and Audit
			•	Technology and Operations
Amelia C. Fawcett* Director Since 2006 Age 69	Retired Chairman, Kinnevik AB	None	•	Human Resources
			•	Nominating and Corporate Governance
William C. Freda* Director Since 2014 Age 73	Retired Senior Partner and Vice Chairman, Deloitte LLP	None	•	Examining and Audit (Chair)
			•	Executive
			•	Nominating and Corporate Governance
			•	Risk
Susan M. Gordon*^ Director Since 2026 Age 67	Former Principal Deputy Director of National Intelligence, United States Government	2	•	Examining and Audit
			•	Technology and Operations

State Street — 2026 Notice of Meeting and Proxy Statement	iii

Director Nominee	Principal Occupation	Other Public Company Boards (#)	State Street Board Roles and Committee Memberships
Patricia M. Halliday* Director Since 2024 Age 59	Retired Chief Risk Officer, Santander UK PLC and Santander UK Group Holdings PLC	None	•	Risk
			•	Technology and Operations
Sara Mathew* Director Since 2018 Age 70	Retired Chairman and Chief Executive Officer, Dun & Bradstreet Corporation	None	•	Lead Director
			•	Executive
			•	Human Resources
			•	Nominating and Corporate Governance
William L. Meaney* Director Since 2018 Age 66	President, Chief Executive Officer and Director, Iron Mountain Inc.	1	•	Executive
			•	Human Resources
			•	Nominating and Corporate Governance (Chair)
Ronald P. O’Hanley Director Since 2019 Age 69	Chairman, Chief Executive Officer and President, State Street Corporation	1	•	Chairman of the Board
			•	Executive (Chair)
			•	Risk
Sean P. O’Sullivan* Director Since 2017 Age 70	Retired Group Managing Director and Group Chief Operating Officer, HSBC Holdings, plc	None	•	Executive
			•	Risk
			•	Technology and Operations (Chair)
Julio A. Portalatin* Director Since 2021 Age 67	Retired President and Chief Executive Officer, Mercer Consulting Group, Inc.	None	•	Human Resources
			•	Risk
Brian J. Porter*^ Director Since 2025 Age 68	Retired President and Chief Executive Officer of the Bank of Nova Scotia	2	•	Human Resources
			•	Risk
John B. Rhea* Director Since 2021 Age 60	Partner, Centerview Partners, LLC	1	•	Examining & Audit
			•	Human Resources (Chair)
			•	Executive

* = Independent
^ = First-Time Nominee

State Street — 2026 Notice of Meeting and Proxy Statement	iv

Corporate Governance Summary
Our Board is committed to strong corporate governance practices and is intent on maintaining State Street’s reputation for quality, integrity and high ethical standards. The following summarizes key aspects of our corporate governance:

Board of Directors

•
12 of 13 director nominees are independent

•
Annual director elections

•
Annual assessment of effectiveness of the Board, its committees and each director nominee

•
Board members are reflective of diverse experiences, skills and backgrounds

•
Active independent Lead Director appointed annually by the independent directors

•
Board and committees meet regularly in executive session without management present

•
Effective Board refreshment process, adding six new independent directors in the last five years

Shareholder Rights and Engagement

•
Directors are elected by a majority of votes cast in uncontested elections and by plurality vote in contested elections

•
Continuous shareholder outreach program with director participation

  –
During 2025, contacted shareholders representing approximately 56% of shares outstanding

  –
Met with all that expressed an interest in meeting
• No poison pill • Proxy access by-law allows shareholders to include director nominees in State Street’s proxy materials • No common stock supermajority vote requirements

Strategy, Compensation and Risk

•
Board and Committee oversight of:

  –
Strategy, financial performance, technology, human capital, ethics and risk management

  –
Succession planning for Chief Executive Officer (CEO) and other executive officers

  –
Sustainability related obligations, initiatives and strategies

  –
Alignment of our incentive compensation arrangements with our safety and soundness

•
Directors and executive officers subject to stock ownership guidelines and prohibited from short selling, pledging, options trading, hedging and speculative transactions in State Street securities

•
Non-management directors required to hold all net shares received as compensation for service until separation from State Street

•
Incentive compensation subject to clawback and forfeiture mechanisms

State Street — 2026 Notice of Meeting and Proxy Statement	v

Sustainability
We view sustainability through the lens of creating and preserving long-term value for our clients, employees, and our communities, with the ultimate objective of driving shareholder value creation. We recognize that sustainable growth comes from operating with absolute integrity and in a way that respects our shareholders, clients, employees, communities and the environment. We adhere to principles of sound governance and aim to help our clients succeed. We are dedicated to maintaining a global and inclusive workplace where employees feel valued, engaged and empowered to thrive. We feel a responsibility to enhance the communities where we live and work and we pursue environmental sustainability, both in the way we carry out our operations and in the products and services we offer.
As part of these efforts, the Board oversees our sustainability strategy and each of the committees of the Board oversees our sustainability activities and practices within their respective scope of responsibilities.
Our Sustainability Report, which can be found on our website, provides information about our sustainability activities according to the frameworks created by the Sustainability Account Standards Board (SASB), the Task Force on Climate-related Financial Disclosures (TCFD), and the Global Reporting Initiative (GRI).

Sustainability Pillars

Client Enablement

We provide expertise and solutions to enable our clients to pursue their sustainability ambitions.

Investment Servicing
Our solutions can help clients achieve investment sustainability goals and regulatory obligations by streamlining data management and providing tools to better understand exposure, opportunities, and risks.

Investment Management
Our sustainable investing capabilities leverage investment expertise, deep research, a proprietary toolkit, and robust reporting to give investors a range of choices and insights to support them in achieving their goals and invest with confidence.

Operating Responsibly

We focus on strong governance, managing our environmental footprint, and operational resilience.

Corporate Governance
We are committed to strong corporate governance practices which are closely reviewed by our Board of Directors. We are intent on maintaining our reputation for quality, integrity and high ethical practices.

Environmental Sustainability
We are committed to environmental sustainability in the way we operate, which means managing our operations in a manner that acknowledges, measures and endeavors to diminish impacts on the environment.

Operational Resilience
We define operational resilience as our ability to prevent, respond to, recover and learn from operational disruptions. We continually assess the resiliency of our operations.

Employees & Community

We empower our employees to thrive and promote economic opportunity in our communities.

Employee Experience
We provide a range of development and training initiatives and empower employees to select learning and career pathways for themselves. We offer a comprehensive approach to employee health and well-being.

Inclusion and Diversity
State Street has a commitment to creating a thriving and innovative workplace, reflecting a diversity of backgrounds and perspectives, where our employees feel valued, respected, and engaged.

State Street Foundation
Through State Street Foundation, we recognize the important role we play in supporting the economic vitality of our communities. Being a good corporate citizen drives employee engagement, enhances our reputation with clients and builds public trust while fostering a positive impact on society.

Overview of 2025 Executive Compensation Program
Compensation Philosophy
Our executive compensation program is designed to drive Company and individual performance and to align the pay ultimately received by each executive with the performance experienced by our shareholders over time by placing a strong emphasis on long-term equity-based vehicles, including performance-based equity. Our executive compensation philosophy is summarized in the following principles:
For each of our Named Executive Officers (NEOs) identified in the “Compensation Discussion and Analysis,” the Human Resources Committee (HRC) determines the amount of individual compensation to be awarded to our NEOs by looking at total compensation, consisting of fixed compensation and incentive compensation. The HRC establishes target total compensation levels for our NEOs each year. The targets are based on each executive’s role, responsibilities and performance trend, as well as competitive and market factors and internal equity.

State Street — 2026 Notice of Meeting and Proxy Statement	vi

Sound Compensation and Corporate Governance Practices
Our NEO compensation practices are designed to support good governance and mitigate against excessive risk-taking. We regularly review and refine our corporate governance practices considering several factors, including feedback from ongoing shareholder engagement.

What We Do

•
Long-term performance-based equity awards in the form of performance-based restricted stock units (RSUs)
•
Significant deferred equity-based incentive compensation
•
Active engagement with shareholders on compensation, corporate governance and other issues
•
Close interaction between the HRC and the Board’s Risk Committee (RC) and Examining and Audit Committee (E&A)
•
Independent compensation consultant

•
Clawback and forfeiture provisions to recoup compensation following financial restatements and specified misconduct or other actions
•
“Double-trigger” change-of-control required for deferred incentive compensation acceleration and cash payments
•
Stock ownership policy, including holding requirements for NEOs who are below full ownership guidelines
•
Non-competition and other restrictive covenants, where permissible
•
Annual review of incentive compensation design for alignment with risk management principles

What We Do Not Do
• No option grants or option repricing • No tax gross-up on perquisites(1) • No multi-year guaranteed incentive awards
•
No “single-trigger” change-of-control vesting or cash payments
•
No change-of-control excise tax gross-up
•
No short selling, options trading, hedging, pledging or speculative transactions in State Street securities

(1)	Excluding (a) a small meal allowance provided as a customary benefit to all German employees, including Mr. Ambrosius, and (b) certain international assignments and relocation benefits.
More information about executive compensation at State Street is described under the heading “Compensation Discussion and Analysis.”

State Street — 2026 Notice of Meeting and Proxy Statement	vii

State Street — 2026 Notice of Meeting and Proxy Statement	viii

To my fellow shareholders:

As State Street’s independent Lead Director, and on behalf of the Board of Directors, I look forward to welcoming you to our 2026 annual meeting of shareholders. This meeting is particularly meaningful to me as it marks my first annual meeting serving in the role of Lead Director, and I am eager to engage with you in this capacity at the meeting.

Over my years on the Board, I have had the opportunity to witness State Street navigate significant change while remaining grounded in its purpose: to help create better outcomes for the world’s investors and the people they serve. Guided by this purpose, the Board remains deeply engaged with management on the Company’s strategy to be the leading partner and provider to asset managers, asset owners and wealth managers globally. Our oversight is focused on sustainable growth, supported by rigorous risk management and a robust governance framework.

2025 was another year of meaningful progress against our strategic priorities. Throughout the year, the Board closely monitored execution of the strategy, with particular emphasis on promoting long-term value creation, disciplined investment, innovation in servicing and technology capabilities and effective management of risk within our established appetite and framework. These discussions were candid and incisive, reflecting the Board’s responsibility to challenge assumptions and offer varied perspectives while supporting management’s long‑term vision in navigating through a dynamic operating, regulatory and market environment.

I would like to highlight some key governance and Board leadership matters that underpin the nature of our oversight.

Board Leadership and the Independent Lead Director Role

State Street employs a robust Board leadership structure, with separate Chair and independent Lead Director roles, which the Board believes promotes effective governance, accountability and independent oversight. As Lead Director, I serve as an active representative of the independent directors and a key partner to the Chair and CEO.

In this role, I work closely with the Chair and CEO on agenda‑setting, preside over executive sessions of independent directors, and help foster open, constructive dialogue, both among directors and with management. With regularly scheduled meetings with the Chair and CEO connecting on the progress of business initiatives and strategic priorities, I am able to maintain a continuing, effective and close liaison representing the Board in overseeing strategic execution and new developments during the periods between Board meetings. I also engage regularly with other members of executive management, regulators and additional stakeholders, reinforcing clear communication and strong governance practices.

As independent Lead Director, I attend every meeting of the Board and substantially all meetings of its standing committees, providing continuity, coordination and insight across committees and enabling effective oversight of complex and interrelated topics. This continuity matters. It adds texture and context for the Board in aligning strategy, risk and performance, supporting a holistic mindset to provide informed guidance to management.

Board Composition and Refreshment

A high-performing Board requires ongoing attention to composition, skills and effectiveness. As part of our annual governance practices, the Board evaluates director qualifications, experiences, attributes and contributions to ensure alignment with State Street’s long-term strategy and evolving business needs. Diverse viewpoints, deep expertise and fresh perspectives, evidenced through election of 6 independent directors in the last 5 years, enhance Board engagement and decision-making and strengthen our ability to oversee management on behalf of shareholders.

Through this continuing assessment process, the Board welcomed Brian Porter as a new independent director in 2025. Brian brings extensive leadership experience across financial services, including global banking, regulatory engagement, risk management and organizational transformation. His comprehensive understanding of regulatory complexity and organizational change has already influenced Board discussions. In addition, in March 2026 Susan Gordon joined the Board. Sue is a leader in national security, intelligence and technology with a three-decade career of leadership in the United States government, most recently serving as the Principal Deputy Director of National Intelligence. Her deep expertise of technology, geopolitics and organizational innovation complement the collective experience of the Board in executing its oversight responsibilities.

The Board believes that the 13 director nominees presented for election at the annual meeting represent a highly experienced and engaged group of leaders, committed to active participation and thoughtful oversight in the best interests of State Street and its shareholders.

State Street — 2026 Notice of Meeting and Proxy Statement	1

Conclusion

It is an honor to serve as the Lead Director, representing the independent directors of the Board and actively leading an overall governance framework that encourages open and informed dialogue, rigorous oversight and constructive engagement with management. I appreciate the confidence placed in the Board by our shareholders and thank you for your continued support and investment in State Street.

On behalf of the Board, I look forward to continuing our engagement and dialogue in the year ahead.

Sincerely,

Sara Mathew
Lead Director

State Street — 2026 Notice of Meeting and Proxy Statement	2

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 20, 2026

The proxy statement and annual report, and the means to vote electronically, are available at www.proxyvote.com. To view this material, you must have available the 16-digit control number located on the notice mailed on or about April 8, 2026 on the proxy card or, if shares are held in the name of a broker, bank or other nominee, on the voting instruction form.

Corporate Governance at State Street
Shareholder Engagement and Communications
We believe that regular engagement with our shareholders is an important component of our corporate governance program and is additive to the ongoing dialogue, conferences and meetings that our Investor Relations team and senior management hold with analysts and institutional investors throughout the year. Our shareholder engagement program provides management and the Board with valuable insights not only on corporate governance and executive compensation, but also with perspectives on our corporate strategy, performance and goals. Our shareholders also help to provide additional information regarding emerging trends that may impact State Street.
Our shareholder engagement process provides a recurring opportunity to receive feedback and to share updates throughout the year. State Street generally initiates engagement by requesting to meet and connect with the shareholder. Many shareholders, based on prior engagement, our public disclosures or other factors, elect to meet with us less frequently or not at all. If a shareholder desires to meet with us, meetings are led by a cross-functional team of senior leaders in Human Resources, Investor Relations, Sustainability and Legal. An independent director participates in these meetings from time to time. The Human Resources and the Nominating and Corporate Governance Committees of the Board receive updates on the shareholder meetings at least twice per year and benefit from shareholder feedback in their decision-making. Other committees receive updates, as appropriate.
In 2025, our meetings with shareholders included discussion of a range of topics such as our executive compensation program design, corporate strategy and business performance, Board and committee corporate governance practices and our investors' perspectives on environment and social matters.

2025 Shareholder Engagement Snapshot
During 2025, we engaged with shareholders representing approximately 56% of shares outstanding, and met with all of those who expressed an interest in providing feedback. The independent Lead Director participated in select engagements, and shareholder feedback from all engagements was relayed directly to the Human Resources Committee and the Nominating and Corporate Governance Committee.

State Street — 2026 Notice of Meeting and Proxy Statement	3

Corporate Governance at State Street
Corporate Governance Guidelines and Independence
The Board, in its role of overseeing the conduct of our business, is guided by our Corporate Governance Guidelines. Among other things, the Corporate Governance Guidelines describe the role of the Board, its responsibilities and functions, the director qualification and selection process and the role of the Lead Director. Each year, the Board reviews the Corporate Governance Guidelines and makes updates, as appropriate.
The Corporate Governance Guidelines contain categorical standards for determining director independence under New York Stock Exchange (NYSE) listing standards. In general, a director would not be independent under those standards if the director (and in certain circumstances, a member of the director’s immediate family) has, or in the past three years had, specified relationships or affiliations with State Street, its external or internal auditors or other companies that do business with State Street (including employment by State Street, receipt of a specified level of direct compensation from State Street—other than director fees—and compensation committee interlocks). The categorical standards also provide specified relationships that, by themselves, would not impair independence. The portion of the Corporate Governance Guidelines addressing director independence is attached as Appendix A to this proxy statement.
The full Corporate Governance Guidelines are available under the “Corporate Governance” section in the “Investors” portion of our website at www.statestreet.com. In addition to the Corporate Governance Guidelines, the charters for each principal standing committee of the Board are available in the same location on our website.

Independent Director Governance
• The independent directors meet in an executive session presided by the independent Lead Director at every regularly scheduled meeting of the Board and otherwise as needed

•
The meetings of the independent directors promote additional opportunities, outside the presence of management, for the directors to engage together in discussion. The regularity of these meetings fosters continuity for these discussions and allows for a greater depth and scope to the matters discussed

Pursuant to the Corporate Governance Guidelines, the Board undertook its annual review of director independence in early 2026. State Street, as a global financial institution and one of the largest providers of financial services to institutional investors, conducts business with many organizations throughout the world. Our directors or their immediate family members may have relationships or affiliations with some of these organizations. As provided in the Corporate Governance Guidelines, the purpose of the director independence review is to determine whether any relationship or transaction is inconsistent with a determination that the director is independent. The Board, with the benefit of this review and a recommendation by the Nominating and Corporate Governance Committee, determined that all of our directors, other than Mr. O’Hanley (our CEO), meet the categorical standards for independence under the Corporate Governance Guidelines, have no material relationship with State Street (other than the role of director) and satisfy the qualifications for independence under the NYSE’s listing standards.
In making the independence determinations in 2026, the Board considered that the below identified individuals, or their respective family members, have the following relationships or arrangements that are deemed to be immaterial under the categorical standards for independence included in the Corporate Governance Guidelines:
•
commercial or charitable relationships with an entity for which the State Street director or family member serves as a non-management director, and with respect to which the director was uninvolved in negotiating such relationship (Messrs. Freda, Meaney, Portalatin, Porter and Rhea)

•
commercial relationships with an entity for which the State Street director or family member serves as an employee, consultant or executive officer where the director does not receive any special benefits from the transaction and the annual payments to or from the entity are equal to or less than the greater of $1 million or 2% of the consolidated gross annual revenues of the other entity during the most recent completed fiscal year (Messrs. Freda, Meaney, O’Sullivan, Portalatin and Rhea and Mses. DeMaio and Halliday)

In 2025, none of these commercial or charitable relationships with affiliated entities involved amounts paid or received by State Street exceeding the greater of $1 million or 1% of the affiliated entity’s annual gross revenue.

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Corporate Governance at State Street
Standards of Conduct
We have a Standard of Conduct for Directors, which together with the Standard of Conduct for Employees, promotes ethical conduct and the avoidance of conflicts of interest in conducting our business. We also have a Code of Ethics for Senior Financial Officers (including the CEO), as required by the Sarbanes-Oxley Act and SEC rules. Each of these documents is approved annually by the Board and is available under the “Corporate Governance” section in the “Investors” portion of our website at www.statestreet.com. Only our Board may grant a waiver for directors, senior financial officers or executive officers from a provision of the Standard of Conduct for Directors, the Standard of Conduct for Employees or the Code of Ethics for Senior Financial Officers, and any waivers will be posted under the “Corporate Governance” section in the “Investors” portion of our website at www.statestreet.com.
Board Composition
The Nominating and Corporate Governance Committee, with input from the Board, is responsible for nominating directors for election each year and evaluating the need for new director candidates as appropriate. This assessment includes an evaluation of each director nominee’s skills, attributes and experience in the context of the needs of the Board. Further, the Board considers director independence, attendance and contributions, and the diverse perspective and background of each director.

Director Nominee Characteristics and Qualifications
The Board expects all director nominees to possess the following attributes or characteristics:
• unquestionable business ethics, irrefutable reputation and superior moral and ethical standards
• informed and independent judgment with a balanced perspective, financial literacy, mature confidence, high performance standards and incisiveness

•
ability and commitment to attend Board and committee meetings and to invest sufficient time and energy in monitoring management’s conduct of the business and compliance with State Street’s operating and administrative procedures

• a global vision of business with the ability and willingness to work closely with the other Board members
Taken as a whole, the Board expects one or more of its members to have the following skill sets, specific business background and global or international experience:
• experience in the financial services industry
• experience as a senior officer of a well-respected public company
• experience as a senior business leader of an organization active in our key international markets
• experience in key disciplines of significant importance to State Street’s overall operations
• qualification as an audit committee financial expert
• qualification as a risk management expert

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Corporate Governance at State Street
Board, Committee and Director Self-Assessment
As part of the annual evaluation of the Board’s composition, the Nominating and Corporate Governance Committee facilitates an assessment of the performance and effectiveness of the Board and each principal standing committee. This evaluation also includes an annual assessment of each director’s performance and contributions to the overall effectiveness of the Board and its committees.

Board Function, Productivity and Effectiveness	Committee Productivity and Effectiveness	Director Nominee Process, Succession Planning and Refreshment	Director Development

The purpose of the Board and committee assessment is multi-faceted with the primary goal to evaluate the effectiveness, function, strength and productivity of the Board and its committees, and also to highlight potential areas for change and improvement. The Nominating and Corporate Governance Committee also leverages this process to guide Board refreshment, committee composition and Board/committee leadership succession planning efforts, as well as to evaluate whether the key skills and qualifications of members of the Board are aligned with State Street’s strategy and to determine the nominees to stand for annual shareholder election.
In 2025, the Nominating and Corporate Governance Committee managed the annual Board and committee evaluation process leveraging the insights gained from the prior year’s assessment. In doing so, the Committee continued to evaluate and monitor the themes identified in the previous year, with a focus on tracking progress and reinforcing areas of ongoing importance. The Committee believes that engaging a third-party advisory firm from time to time can enhance the self-assessment process and facilitate the collection of valuable insight and feedback from directors and anticipates engaging a third-party advisory firm generally every three to five years. This self-assessment procedure is illustrated below.

Board, Committee and Director Self-Assessment Process

•
Self-Assessment Design

The Nominating and Corporate Governance Committee, independent Lead Director and management discuss the objectives of the self-assessment process and the prior-year reports and feedback to determine the scope, process and goals for this year’s Board and committee self-assessment

•
Completion of Questionnaires

Each director completes a questionnaire evaluating the performance of the Board and the committee(s) on which the director serves, focusing on leadership, scope of responsibilities, quality of interactions with management and areas of potential improvement

•
Committee Evaluation

Each principal standing committee conducts an annual evaluation of its processes, responsibilities and effectiveness. The Nominating and Corporate Governance Committee then assesses whether each of the committees had a functioning self-evaluation process and reports its findings to the Board

•
Executive Session Discussions

The Chair of the Nominating and Corporate Governance Committee presents the self-assessment report in an executive session of the Board, including key observations, themes and progress as compared to the prior year and recommends action plans as necessary. For 2025, the Nominating and Corporate Governance Committee found each committee had a functioning and effective self-evaluation process

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Corporate Governance at State Street
Assessment Themes, Director Development and Outcomes
As part of the Board and committee self-assessment process, the Board discusses any identified themes and overall findings, including the strengths and areas of potential improvement of the Board and its various committees, addressing areas that could benefit from enhancement. Then, the Nominating and Corporate Governance Committee considers further enhancements, informed by the director feedback. For the 2025-2026 year, areas addressed included expanding focus on topics aligned with State Street’s strategy and providing enhanced education on designated topics.
To promote continued director development, the Lead Director annually meets with each director to provide individual feedback and insights on strengths and development opportunities specific to the director. The Lead Director also uses this opportunity to solicit individualized feedback from each director about the effectiveness of the Board and its committees, which is then integrated as a component of the Board’s annual assessment process.
Director Nomination Process and Candidate Identification and Selection
In connection with its annual Board and committee assessment, the Board reviews its composition and size to evaluate its overall effectiveness and alignment with Company strategy. As part of this review, the Nominating and Corporate Governance Committee, in conjunction with the Board, establishes the desired criteria, skills and areas of expertise needed to continue to support the Board in advancing State Street’s businesses and strategy. Once a director candidate is elected to serve on the Board, the director participates in a robust orientation program with presentations by senior management to familiarize the director with the Company’s strategic plans, significant financial, accounting and risk management characteristics, compliance programs, governance and the Standards of Conduct, key Company leaders, and internal and independent auditors. The Company also encourages director continuing education and offers internal training and external education opportunities to all directors.
Mr. Porter is a new director and first-time nominee, elected by the Board in September 2025. He was first identified by a third-party search firm that was retained to identify potential director candidates. At the request of the Nominating and Corporate Governance Committee, the search firm first discussed with the members of the Committee the priority characteristics, skills and experience of a new director candidate, in light of the preferred individual and Board qualities discussed above. The search firm provided the Committee with a pool of director candidates who were interested in State Street and who met the selection criteria. The Chairman of the Board, independent Lead Director, Chair of the Nominating and Corporate Governance Committee and select other directors conducted interviews. The Board recognized Mr. Porter’s deep international banking and institutional client expertise, among other qualities, to enhance the overall effectiveness and composition of the Board. Mr. Porter is deemed independent by the Board under the Corporate Governance Guidelines.
Ms. Gordon is also a new director and first-time nominee, elected by the Board in March 2026. Ms. Gordon was identified by the Chair of the Nominating and Corporate Governance Committee as a potential director candidate who possessed the priority characteristics, skills and experience of a new director candidate. Following outreach by the Chair of the Nominating and Corporate Governance Committee, who contacted Ms. Gordon to gauge her interest in Board service and as part of the Company’s evaluation process, the Chairman of the Board, members of the Nominating and Governance Committee, and a member of executive management conducted interviews. In addition, the Company engaged an independent third-party search firm, to assist in the assessment process. Following these discussions and evaluations, the Board recognized Ms. Gordon’s technology, geopolitical and strategic expertise, among other qualities, as skills that would strengthen the Board’s overall mix of qualifications and enhance its effectiveness.

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Corporate Governance at State Street
Illustrated below is an overview of the process used to identify the desired attributes and to select new candidates for the Board.

01	02	03
Board and Committee determine desired criteria and experience of director candidate(s)	Director candidates identified by search firm, Board members, employees or shareholders	Committee evaluates the individual qualifications of candidates of interest against the selection criteria

All candidates evaluated for conflicts of interest and independence
04	05	06
Chair of the Committee and the independent Lead Director conduct interviews and gather information; other Board members may also meet with candidate(s)	Committee discusses each director candidate, evaluates potential contributions to the Board as a whole and recommends candidate(s) to the Board	The Board votes to elect director candidate(s) based on an assessment of their qualifications and potential contributions to the Board

Director orientation program conducted

The Nominating and Corporate Governance Committee seeks to identify individuals qualified to become directors, consistent with the identified criteria. In carrying out its responsibility to identify the best-qualified candidates for directors, the Committee will consider proposals for nominees from a number of sources, including recommendations from shareholders submitted upon written notice to:
Chair of the Nominating and Corporate Governance Committee
c/o the Office of the Secretary of State Street Corporation,
One Congress Street, Boston, Massachusetts 02114
By following the procedures set forth under “General Information About the Annual Meeting—Proposals and Nominations by Shareholders,” shareholders also have the right under our by-laws to directly nominate director candidates and, in certain circumstances, to have their nominees included in State Street’s proxy statement.

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Corporate Governance at State Street
Director Nominee Qualifications and Skills
We believe that our Board should have a variety of qualifications, skill sets and experiences that, when taken as a whole, best serve the Company and our shareholders. Diverse perspectives on our Board support our success, and we strive to have a Board that provides diversity of thought and a broad range of perspectives. In an effort to achieve these objectives, the Nominating and Corporate Governance Committee and the Board consider a wide range of attributes when determining and assessing director nominees and new candidates in the context and needs of the Board, including personal and professional backgrounds, independence and tenure of Board service. The Committee does not assign specific weight to the various factors it considers and no particular criterion is a prerequisite for nomination. As summarized below, each of our director nominees brings to the Board a variety of qualifications and skills and, collectively, these qualifications form a depth of broad, global and diverse experiences that help the Board effectively oversee our activities and operations. The Board believes that the nominees as a group possess the skill sets and specific business backgrounds that the Board desires and that each of the director nominees has substantial achievement in their personal and professional pursuits and has talents, experience, judgment and integrity that will contribute to the best interests of State Street and to long-term shareholder value. The below data presents elements of our Board composition, reflecting the 13 director nominees.

Independent Board

Independent
12

New Independent Nominees in Last 5 Years

Nominees
6

Director Nominee Tenure: Average of 6.8 Years

0 – 5 years
6 directors
6 – 10 years
5 directors
11 – 15 years
1 director
16+ years
1 director

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Corporate Governance at State Street
Director Nominee Qualifications and Demographics

State Street — 2026 Notice of Meeting and Proxy Statement	10

Corporate Governance at State Street

State Street — 2026 Notice of Meeting and Proxy Statement	11

Corporate Governance at State Street
Board Leadership Structure and Role in Risk Oversight
Board Governance
State Street’s leadership structure includes an independent Lead Director of the Board. Sara Mathew has served in this position since May 2025.
As Chairman, Mr. O’Hanley presides at all meetings of the Board he attends and works with the independent Lead Director to establish the agendas for all of its meetings and the matters on which the Board will vote.

Role of the Independent Lead Director
• Appointed annually by the independent directors to serve a one-year term

•
Expected to participate in, and attend, meetings of all Board committees, providing valuable committee overlap to enable optimal agenda coordination, insight and consistency across all committees and helping to strengthen risk oversight

• Presides at meetings of the Board during which the Chairman is not present, and at executive sessions of independent directors held at every regularly-scheduled Board meeting
• Serves as a liaison between the Chairman and the independent directors
• Authorized to call additional meetings of the independent directors
• Meets regularly and communicates frequently with the Chairman to provide feedback and implement the decisions and recommendations of the independent directors
• Conducts an annual process for reviewing the Chief Executive Officer’s performance and reports the results of the process to the other independent directors
• Meets annually with each independent director to provide feedback, areas of strength and development opportunities
• Meets at least annually with such members of the senior leadership team as the Lead Director determines from time to time
• Represents the Board in discussions with stakeholders and communicates with regulators
• Approves, in consultation with the Chairman, the agendas for Board meetings and the matters to be voted on by the full Board

Board Leadership Review Process
The Nominating and Corporate Governance Committee coordinates the annual independent Lead Director nomination and election process. The process incorporates thoughtful succession planning, as reflected in the election of Ms. Mathew in May 2025. In addition, the Board reviews its leadership structure at least annually to assess and determine whether it remains appropriate. The Board values the flexibility to review and determine the appropriate leadership structure based on State Street’s opportunities and circumstances at any given time.
After the independent directors’ 2025 review and assessment, the Board continues to believe that Mr. O’Hanley’s role as Chairman—together with a strong independent Lead Director, consistent with Ms. Mathew’s execution of the role—continues to be the most effective leadership structure for State Street and in the best interests of the Board, State Street and its shareholders at this time.
Among the factors considered by the Board in determining that the current leadership structure remains the most appropriate are:
•
as our Chief Executive Officer, Mr. O’Hanley has extensive knowledge of our business and strategy and is well-positioned to work with the independent Lead Director to focus our Board’s agenda on the key issues facing State Street

•
oversight of State Street is the responsibility of our Board as a whole, which maintains a super-majority of independent directors (12 out of 13 director nominees), and this responsibility can be properly discharged with a strong, active and engaged independent Lead Director

•	the Chairman and independent Lead Director work together to play a strong and active role in the oversight of State Street’s business strategy and operational management

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Corporate Governance at State Street
Board Risk Oversight
In the normal course of our business activities, State Street is exposed to a variety of risks, some of which are inherent in the financial services industry and others are more specific to our business activities. The identification, assessment, monitoring, control and reporting of risks are essential to our financial performance and successful management of our businesses. State Street's risk management approach, including Board and senior management oversight, is suppported by a comprehensive system of policies and procedures, limits and risk measurement metrics, risk monitoring processes, and internal controls. This approach enables a structured assessment of risks within a framework that evaluates opportunities for the prudent use of capital that appropriately balances risk and return. To support this objective, State Street has instituted a risk appetite framework that aligns the business strategy and financial objectives with the level of risk that State Street is willing to experience. The framework is established by Enterprise Risk Management (ERM), the separate risk management function, and overseen by the Enterprise Risk Committee and by Board committees.
ERM is responsible for overseeing State Street’s risk-taking activities and assessing risks and issues separate from the business lines and other corporate functions. The ERM function promotes the importance of senior management and business line managers in identifying and assessing risks critically rather than relying only on surveillance conducted by the risk management function.
The Board committees that assist the Board in discharging the Board’s responsibilities with respect to risk management, including their respective areas of risk oversight, among other things, are shown below. State Street, as a large bank holding company, is required by regulations of the Board of Governors of the Federal Reserve System to have a Risk Committee. The Risk Committee is responsible for oversight related to the operation of our global risk management framework, including policies and procedures establishing risk management governance and processes and risk control infrastructure. It is responsible for reviewing and discussing with management our assessment and management of all risks applicable to our operations, including among other matters, credit, market, interest rate, liquidity, operational, technology, compliance and strategic risks, and related policies. The Risk Committee also receives quarterly updates from other Board committees regarding risk-related matters reviewed by those Board committees.
The structure of the Risk Committee assists the Board in administering its oversight of risk management throughout our Company. The Risk Committee includes at least one member who has experience in identifying, assessing and managing risk exposures of a large, complex financial firm, and all members of the Risk Committee have an understanding of risk management principles and practices relevant to the Company. In addition, the Lead Director participates in meetings of the Risk Committee and the Chairman of the Board and CEO is a current member of the Risk Committee. For more details regarding the Risk Committee and our other Board committees, refer to “Committees of the Board of Directors.”
The Chief Risk Officer (CRO) is responsible for our risk management globally, leads ERM and has a dual reporting line to our CEO and the Risk Committee. The Chief Compliance and Operational Risk Officer reports to the CRO. Our risk management is further discussed in Part II, Item 7 of our annual report on Form 10-K for the year ended December 31, 2025.

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Corporate Governance at State Street

Communication with the Board of Directors
Shareholders and interested parties who wish to contact the Board or the Lead Director should address correspondence to the Lead Director in care of the Secretary. The Secretary will review and forward correspondence to the Lead Director or the appropriate person or persons for response.
Lead Director of State Street Corporation
c/o Office of the Secretary
One Congress Street
Boston, MA 02114
Alternatively, by email: corporatesecretary@statestreet.com
In addition, State Street has established a procedure for communicating directly with the Lead Director, by utilizing a third-party independent provider, regarding concerns about State Street or its conduct, including complaints about accounting, internal accounting controls or auditing matters. An interested party who wishes to contact the Lead Director may use any of the following methods, which are also described on State Street’s website at www.statestreet.com:

From within the United States or Canada: 1-888-736-9833 (toll-free)	ATTN: State Street 5500 Meadows Road, Suite 500 Lake Oswego, OR 97035 USA	https://secure.ethicspoint.com/ domain/media/en/gui/55139/ index.html

For country-specific phone numbers, please visit www.statestreet.com.
The Lead Director may forward to the Examining and Audit Committee, or to another Board committee, group or department, for appropriate review, any concerns the Lead Director receives. The Lead Director periodically reports to the independent directors as a group regarding concerns received.

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Corporate Governance at State Street
Meetings of the Board of Directors and Annual Meeting of Shareholders
During 2025, the Board held seven meetings, and each of the directors attended, either in-person or virtually, at least 75 percent of the total of all meetings of the Board and committees on which the director served during the year. Although State Street does not have a formal policy regarding attendance of directors at the annual meeting of shareholders, the Corporate Governance Guidelines provide that all directors are expected to attend. Each of the 11 directors on the Board at the time of our 2025 annual meeting of shareholders attended the virtual meeting.
Committees of the Board of Directors
The Board has the following standing committees to assist it in carrying out its responsibilities, and each operates under a written charter, a copy of which is available under the “Corporate Governance” section in the “Investors” portion of our website at www.statestreet.com. The charter for each committee, which establishes its roles and responsibilities and governs its procedures, is annually reviewed and approved by the Board.
Examining and Audit Committee

Current Members: • William C. Freda, Chair • Marie A. Chandoha • DonnaLee A. DeMaio • Susan M. Gordon • John B. Rhea 9 Meetings in 2025	Primary Responsibilities:

•
Responsible for the appointment, compensation, retention, evaluation and oversight of the work of State Street’s independent registered public accounting firm, including sole authority for the establishment of pre-approval policies and procedures for all audit engagements and any non-audit engagements

•
Discusses with the independent auditor critical accounting policies and practices, alternative treatments of financial information, the effect of regulatory and accounting initiatives and other relevant matters

•
Oversees the operation of our system of internal control covering the integrity of our consolidated financial statements and reports; compliance with laws, regulations and corporate policies; and the performance of corporate audit

• Reviews the effectiveness of State Street’s compliance program
• Conducts an annual performance evaluation of the General Auditor and reviews the performance of the Chief Compliance Officer and other senior members of management as appropriate
• Oversees the Company’s efforts to promote and advance a culture of compliance and ethical business practices, including annual review of the Standard of Conduct for Employees
• Oversees the compliance, culture and reporting components of State Street’s sustainability related obligations, initiatives and activities

All members meet the independence requirements of the listing standards of the NYSE and of applicable rules and regulations of the SEC. All members are financially literate and, with the exception of Susan M. Gordon, are considered audit committee financial experts (as defined by SEC rules).

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Corporate Governance at State Street
Executive Committee

Current Members: • Ronald P. O’Hanley, Chair • Marie A Chandoha • William C. Freda • Sara Mathew • William L. Meaney • Sean P. O’Sullivan • John B. Rhea 3 Meetings in 2025	Primary Responsibilities:
• Committee members are the Chairs of each Committee, the independent Lead Director and Chairman of the Board

•
Authorized to exercise all the powers of the Board, except as otherwise limited by Massachusetts law or the Committee’s charter, including review and approval of significant strategic transactions and initiatives, including mergers, acquisitions, investments and similar transactions

• Reviews, approves and acts on matters on behalf of the Board at times when it is not practical to convene a meeting of the Board to address such matters
• Periodically reports to the Board depending on meeting activities, if any

Human Resources Committee

Current Members: • John B. Rhea, Chair • Amelia C. Fawcett • Sara Mathew • William L. Meaney • Julio A. Portalatin • Brian J. Porter 7 Meetings in 2025	Primary Responsibilities:

•
Oversees human capital management strategies, the operation of all compensation plans, policies and programs in which executive officers participate and certain other incentive, retirement, health and welfare and equity plans in which employees participate

•
Oversees the alignment of our incentive compensation arrangements with the safety and soundness of State Street, including the integration of risk management objectives and related policies, arrangements and control processes, consistent with applicable regulatory rules and guidance

•
Acting together with the other independent directors, annually reviews and approves corporate goals and objectives relevant to the CEO’s compensation; evaluates the CEO’s performance; and reviews, determines and approves, in consultation with the other independent directors, the CEO’s compensation

• Reviews, evaluates and approves the total compensation of all executive officers
• Reviews talent development and succession plans for executive officers (except for the CEO)

•
Approves the terms and conditions of employment and any associated changes, including any restrictive provisions, severance arrangements and special arrangements or benefits, of any executive officer

•
Adopts equity award guidelines in connection with its overall responsibility for all equity plans and monitors stock ownership of executive officers who are members of the management Executive Committee

• Appoints and oversees compensation consultants and other advisors retained by the Committee
• Oversees the human capital management components of State Street’s sustainability related obligations, initiatives and activities
All members meet the independence requirements of the listing standards of the NYSE.

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Corporate Governance at State Street
Nominating and Corporate Governance Committee

Current Members: • William L. Meaney, Chair • Amelia C. Fawcett • William C. Freda • Sara Mathew 5 Meetings in 2025	Primary Responsibilities:

•
Assists the Board with respect to issues and policies affecting our governance practices, including succession planning for the CEO, identifying and recommending director nominees and shareholder matters

•
Recommends each committee’s composition, leads the Board in its annual review of the Board’s and each committee’s performance and coordinates the annual independent Lead Director nomination and election process

•
Reviews and approves State Street’s related-person transactions, reviews the amount and form of director compensation and reviews reports on regulatory, political and lobbying activities of State Street

• Oversees the corporate governance components of State Street’s sustainability related obligations, initiatives and activities
All members meet the independence requirements of the listing standards of the NYSE.

Risk Committee

Current Members: • Marie A. Chandoha, Chair • William C. Freda • Patricia M. Halliday • Ronald P. O’Hanley • Sean P. O’Sullivan • Julio A. Portalatin • Brian J. Porter 7 Meetings in 2025	Primary Responsibilities:
• Oversees the operation of our global risk management framework, including the risk management policies for our operations
• Reviews the management of all risk applicable to our operations, including credit, market, interest rate, liquidity, operational, technology, business, compliance and reputation risks

•
Oversees our strategic capital governance principles and controls, monitors capital adequacy in relation to risk and discharges the duties and obligations of the Board under applicable Basel, Comprehensive Capital Analysis and Review, Comprehensive Liquidity Assessment and Review and resolution and recovery planning requirements

• Conducts an annual performance evaluation of the Chief Risk Officer
• Oversees the risk management components, including climate risk, of State Street’s sustainability related obligations, initiatives and activities

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Corporate Governance at State Street
Technology and Operations Committee

Current Members: • Sean P. O’Sullivan, Chair • Marie A. Chandoha • DonnaLee A. DeMaio • Susan M. Gordon • Patricia M. Halliday 6 Meetings in 2025	Primary Responsibilities:
• Oversees technology and operational risk management and the role of these risks in executing the Company’s strategy in support of State Street’s global business objectives
• Reviews the planning and execution related to the enterprise-wide technology and operations strategy
• Oversees material enterprise-wide strategic initiatives from a technology and operational risk perspective
• Reviews technology related risks, including corporate information security, cybersecurity, operational and technology resiliency and data management
• Oversees the technology and operational risk components of State Street’s sustainability related obligations, initiatives and activities

Non-Management Director Compensation
General
The Nominating and Corporate Governance Committee annually reviews, and recommends to the Board, the form and amount of non-management director compensation. In conducting its review, the Committee used the Compensation Peer Group that is used by the Human Resources Committee for executive compensation generally and, like the Human Resources Committee, used the services of Meridian Compensation Partners for 2025. Information on State Street’s Compensation Peer Group and compensation consultant is described under the heading “Executive Compensation—Compensation Discussion and Analysis—Other Elements of Our Compensation-Setting Process.”
The Nominating and Corporate Governance Committee did not treat Compensation Peer Group data as definitive when determining non-management director compensation. Rather, it referenced this peer group compensation, as well as trends in director compensation generally and within the financial services/ banking industry, and formed its own perspective on compensation for our non-management directors. In May 2025, the Committee made its recommendation to the Board, which, following the May 2025 annual meeting of shareholders, approved compensation for all non-management directors effective through the 2026 annual meeting of shareholders. Mr. O’Hanley, as an employee director, does not receive any additional compensation for his services as a director.
Compensation
Following the Committee’s review of market practice, and recognizing the decision to implement a holding requirement under our Director Stock Ownership Guidelines described below, State Street modified its non-management director compensation for the 2025–2026 Board year (the period between the 2025 and 2026 annual meetings of shareholders) as follows:
—	Annual retainer for each director increased from $100,000 to $110,000
—	Annual equity award for each director increased from $195,000 to $235,000
—	Examining and Audit Committee Chair and Risk Committee Chair retainers increased from $40,000 to $45,000
—	Human Resources Committee Chair and Technology and Operations Committee Chair retainers increased from $35,000 to $45,000
—	Nominating and Corporate Governance Committee Chair retainer increased from $25,000 to $30,000
—	All Committee member retainers eliminated
For the 2025–2026 Board year, non-management directors received the following compensation:

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Corporate Governance at State Street

Compensation Component(1)	Value ($)(2)	Vehicle(3)
Annual Retainer	$110,000	Cash or shares of State Street common stock
Annual Equity Award	235,000	Shares of State Street common stock
Additional Independent Lead Director Retainer	130,000	Cash or shares of State Street common stock
Examining and Audit Committee and Risk Committee Chair Retainers	45,000	Cash or shares of State Street common stock
Human Resources Committee and Technology and Operations Committee Chair Retainers	45,000	Cash or shares of State Street common stock
Nominating and Corporate Governance Committee Chair Retainer	30,000	Cash or shares of State Street common stock

(1)
Each non-management director also earns $1,500 per meeting after the tenth Board meeting attended during the Board year. Non-management directors are also reimbursed for expenses incurred as a result of Board service.

(2)
The annual retainer and annual equity award are pro-rated for any non-management director joining the Board after the annual meeting of shareholders. Committee chair retainers are pro-rated for any non-management director becoming a committee chair during the Board year.

(3)
Non-management directors may elect to receive their retainers in cash or shares of State Street common stock. For non-management directors elected at the annual meeting, all awards made in shares of State Street common stock are granted based on the closing price of our common stock on the NYSE on the date of the annual meeting that begins the period, rounded up to the nearest whole share. Under the Amended and Restated 2017 Stock Incentive Plan, with limited exceptions, the total value of all compensation components to a non-management director cannot exceed $1.5 million in a calendar year.

Pursuant to State Street’s Deferred Compensation Plan for Directors, non-management directors may elect to defer the receipt of 0% or 100% of their (1) retainers, (2) annual equity award and/or (3) meeting fees. Non-management directors who elect to defer the cash payment of their retainers or meeting fees may choose from four notional investment fund returns for such deferred cash. Deferrals of common stock are adjusted to reflect the hypothetical reinvestment in additional shares of common stock for any dividends or other distributions on State Street common stock during the deferral period. Deferred amounts will be paid at the termination of Board service as either a lump sum or in installments over a two- to five-year period, as elected by the non-management director.
Director Stock Ownership Guidelines
Under our stock ownership guidelines, all non-management directors are required to maintain a target level of stock ownership equal to eight times the annual retainer of $110,000 for a total of $880,000 and are expected to attain the ownership level ratably within five years after initial election to the Board. In May 2025, the Committee and the Board updated the holding requirement under these guidelines to require non-management directors to hold all net shares received in connection with service as a director until separation from the Company. For purposes of these stock ownership guidelines, the value of shares owned is based on the closing price of our common stock on the NYSE on the date that we use for the beneficial ownership table under the heading “Security Ownership of Certain Beneficial Owners and Management.” Non-management directors are credited with all shares they beneficially own for purposes of the beneficial ownership table, including any deferred share awards.
Our Securities Trading Policy prohibits directors from engaging in short selling, hedging, options trading, pledging or speculative trading in State Street securities.
As of March 25, 2026, Mses. Gordon and Halliday, each of whom is within five years of their initial election to the Board, exceeded the pro-rated expected level of ownership, but had not yet reached the full target ownership level. As of March 25, 2026, each of the other non-management directors exceeded the full target level of ownership under the guidelines.

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Corporate Governance at State Street
2025 Director Compensation
The following table shows our non-management directors’ 2025 compensation:

Name*	Fees Earned or Paid in Cash ($)	Stock Awards(1) ($)	All Other Compensation(2) ($)	Total ($)
Marie A. Chandoha	$155,000	$235,090	$39,109	$429,199
DonnaLee A. DeMaio	110,000	235,090	40,912	386,002
Patrick de Saint-Aignan(3)	—	—	49,152	49,152
Amelia C. Fawcett	110,000	235,090	41,712	386,802
William C. Freda	155,000	235,090	40,912	431,002
Patricia M. Halliday	110,000	235,090	—	345,090
Sara Mathew	240,000	235,090	—	475,090
William L. Meaney	140,000	235,090	40,609	415,699
Sean P. O’Sullivan	155,000	235,090	—	390,090
Julio A. Portalatin	110,000	235,090	—	345,090
Brian J. Porter(4)	73,333	156,744	—	230,077
John B. Rhea(5)	—	390,156	40,450	430,606
Gregory L. Summe(3)	—	—	21,652	21,652

*	Ms. Gordon was elected to the Board of Directors on March 19, 2026 and is therefore not included in the 2025 Director Compensation table.
(1)
On May 14, 2025, each non-management director then serving as a director received 2,406 shares of State Street common stock valued at $235,090 based on the closing price of our common stock on the NYSE of $97.71. Stock awards to non-management directors vest immediately, and there were no unvested non-management director stock awards as of December 31, 2025.

(2)
Perquisites received in 2025 include director life insurance coverage, business travel accident insurance and medical benefits abroad while traveling internationally for State Street, paid for by State Street ($912 for Ms. DeMaio and Dame Amelia and Mr. Freda; $609 for Ms. Chandoha and Mr. Meaney; $450 for Mr. Rhea; and $289 for Messrs. de Saint-Aignan and Summe). Charitable contributions by non-management directors are eligible for a Company matching contribution of up to $40,000 per calendar year under the State Street matching gift program. Matching charitable contributions made on behalf of the non-management directors during 2025 were $38,500 for Ms. Chandoha; $40,000 for Ms. DeMaio and Dame Amelia and Messrs. de Saint-Aignan, Freda, Meaney and Rhea; and $12,500 for Mr. Summe. Messrs. de Saint-Aignan’s and Summe’s perquisites also include retirement gifts ($8,863) for each in recognition of their 16 and 24 years of service as members of the Board, respectively. In addition, Dame Amelia also received a gift ($800) in recognition of her years of service as independent Lead Director upon stepping down from this role effective May 14, 2025. The total amount of perquisites and other personal benefits for Mses. Halliday and Mathew and Messrs. O’Sullivan, Portalatin and Porter have not been reported because the total did not exceed $10,000.

(3)
Messrs. de Saint-Aignan and Summe retired from the Board effective May 14, 2025. The retainers and equity awards for their Board service during 2025 were paid during 2024 and reported in our proxy statement for the 2025 annual meeting of shareholders.

(4)
Mr. Porter joined the Board in September 2025. For his service between September 2025 and the 2026 annual meeting of shareholders, Mr. Porter received (a) a pro-rated annual retainer of $73,333 in cash, and (b) a pro-rated annual equity award of 1,398 shares of State Street common stock with a total value of $156,744 based on the closing price of our common stock on the NYSE on September 15, 2025 of $112.12.

(5)
Mr. Rhea elected to receive his annual retainer in common stock in lieu of cash. As a result, he received an additional 1,587 shares of State Street common stock with a total value of $155,066 based on the closing price of our common stock on the NYSE on May 14, 2025 of $97.71.

State Street — 2026 Notice of Meeting and Proxy Statement	20

Corporate Governance at State Street
Related-Person Transactions
The Board has adopted a written policy and procedures for the review of any transaction, arrangement or relationship in which State Street is a participant, the amount involved exceeds $120,000 and one of our executive officers, directors or 5% shareholders (or their immediate family members), who we refer to as “related persons,” has a direct or indirect material interest. A related person proposing to enter into such a transaction, arrangement or relationship must report the proposed related-person transaction to State Street’s General Counsel. The policy calls for the proposed related-person transaction to be reviewed and, if deemed appropriate, approved by the Nominating and Corporate Governance Committee. A related-person transaction reviewed under the policy will be considered approved if it is authorized by the Nominating and Corporate Governance Committee (or the Committee Chair) after full disclosure of the related person’s interest in the transaction. Such reporting and review should occur prior to the effectiveness or consummation of the transaction. The General Counsel may present a related-person transaction arising in the time period between meetings of the Committee to the Chair of the Committee, who shall review and may approve the related-person transaction. The Chair reports on any related-person transaction reviewed at the next meeting of the Committee. If the General Counsel becomes aware of a related-person transaction that has not been previously reviewed under the policy, the Committee shall review and, in its discretion, may ratify the related-person transaction. Any ongoing related-person transactions are reviewed annually to evaluate whether they should be permitted to continue.

Related-Person Transaction Considerations
As appropriate for the circumstances, the Nominating and Corporate Governance Committee (or the Committee Chair) will review and consider:
• the related person’s interest in the related-person transaction
• the approximate dollar value of the amount involved in the related-person transaction
• the approximate dollar value of the related person’s interest in the transaction without regard to any profit or loss
• whether the transaction was undertaken in the ordinary course of State Street’s business
• whether the transaction with the related person is on terms no less favorable to State Street than terms that could be reached with an unrelated third-party
• the purpose of the transaction and the potential benefits to State Street

•
any other information regarding the related-person transaction or the related person in the context of the proposed transaction that would be material to investors in light of the circumstances of the particular transaction

The Nominating and Corporate Governance Committee reviews all relevant information available about the transaction. The Committee may approve the transaction only if the Committee determines that, under all of the circumstances, the transaction is in, or is not inconsistent with, the best interests of the Company and its shareholders. The Committee may, in its sole discretion, impose such conditions as it deems appropriate on State Street or the related person in connection with approval of the related-person transaction.
In addition to the transactions that are excluded by the instructions to the SEC’s related-person transaction disclosure rule, the Board has determined that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related-person transactions for purposes of this policy:
•
interests arising solely from the related person’s position as an executive officer, employee or consultant of another entity (whether or not the person is also a director of such entity) that is a party to the transaction, where (1) the related person and their immediate family members do not receive any special benefits as a result of the transaction and (2) the annual amount involved in the transaction equals less than the greater of $1 million or 2% of the consolidated gross revenues of the other entity that is a party to the transaction during that entity’s last completed fiscal year; or

•
a transaction that involves discretionary charitable contributions from State Street to a tax-exempt organization where a related person is a director, trustee, employee or executive officer, provided the related person and their immediate family members do not receive any special benefits as a result of the transaction, and further provided that, where a related person is an executive officer of the tax-exempt organization, the amount of the discretionary charitable contributions in

State Street — 2026 Notice of Meeting and Proxy Statement	21

Corporate Governance at State Street
any completed year in the last 3 fiscal years is not more than the greater of $1 million, or 2% of that organization’s consolidated gross revenues in the last completed fiscal year of that organization (in applying this test, State Street’s automatic matching of director or employee charitable contributions to a charitable organization will not be included in the amount of State Street’s discretionary contributions)
Jamie Louise Timby Barron is the daughter of Sarah Timby, State Street’s former Executive Vice President and Chief Administrative Officer. Ms. Timby ceased serving as an executive officer on February 20, 2025 and departed State Street on April 30, 2025. Jamie Louise Timby Barron has been employed with State Street since March 2024. In 2025, while Sarah Timby served as an executive officer of State Street, Jamie Louise Timby Barron received total compensation of less than $250,000. Jamie Louise Timby Barron’s compensation is determined by her manager and her division’s leadership in accordance with standard Company compensation practices applicable to similarly situated employees. After considering the related-person transaction considerations outlined above, the Nominating and Corporate Governance Committee approved the employment relationship between State Street and Jamie Louise Timby Barron.
Based on information provided by the directors and executive officers, no other related-person transactions are required to be reported in this proxy statement under applicable SEC regulations. In addition, neither State Street nor the Bank has extended a personal loan or extension of credit to any of its directors or executive officers.
Human Capital
State Street’s employees are key to our long-term performance. Our employees drive the Company’s strategy, innovate better ways to serve our clients and act as custodians of our reputation. We seek to empower our employees by providing development and learning opportunities to help each person reach their full potential. Our Board’s Human Resources Committee has oversight of human capital management. A management-level committee, the Enterprise Talent Management Committee, provides leadership and input on all aspects of our global talent-related initiatives that support achievement of our strategic priority to become a higher-performing organization. As of December 31, 2025, we had approximately 52,000 employees in 32 countries, with approximately 77% of our employees located outside the United States.
Our focus on attracting, developing, motivating and retaining employees is a key enabler of our corporate strategy:

Attract
We believe that an inclusive culture where employees feel valued, engaged and empowered makes State Street a more desirable place to work, helps us attract and retain employees as they grow in their careers, and fosters an environment that enhances each individual’s sense of belonging, productivity and professional satisfaction. Our goal is to provide employees with a clear and compelling value proposition that connects them to a motivating purpose and reinforces their impact on business strategy, ensures they understand the value of their contributions, and creates an environment where all employees can thrive and succeed. We encourage integrity and ethical decision making and provide multiple avenues for employees to speak up about behavior inconsistent with our values. We offer comprehensive and flexible benefit programs to meet the changing needs of our employees and their families, including by maintaining physical, emotional and financial wellness programs, providing parental and caregiver support benefits, and offering special paid time off for community involvement. We support equal pay for equal work and apply a global policy to not ask for compensation history for both internal and external hires.

State Street — 2026 Notice of Meeting and Proxy Statement	22

Corporate Governance at State Street
Develop
We aim to promote strong levels of employee commitment and connection to the Company by providing an environment that supports our employee population in amplifying behaviors that drive our business strategy and improve our organizational effectiveness. We provide monetary and non-monetary recognition for specific behaviors that drive our business strategy and culture, including by recognizing employees who role model our culture traits and who exhibit exemplary risk management performance. Our learning and development efforts align with our strategy, helping employees to learn new and strengthen existing skills that are needed to drive our long-term performance, including new technologies such as artificial intelligence. We offer internship and rotational programs to develop high-performing recent graduates to position them for early career success. We also provide leadership development programs and tailored development opportunities for high-potential employees to build our internal talent pipeline for future leadership roles and we offer a global education assistance program to support employees in fulfilling their career goals. We also impact communities around the world through employee volunteering and financial support, including by partnering with charitable organizations through direct financial support from the State Street Foundation, matching employee donations and encouraging skills-based volunteering to support local non-profit organizations and drive employee engagement.
Motivate and Retain
We cascade our strategy, vision and goals throughout our organization, align individual performance expectations with those goals, and encourage managers to have frequent performance discussions with their teams. We motivate and reward employees with competitive incentive compensation opportunities and employ a pay-for-performance philosophy by differentiating pay to reward our highest performers. We align employee and shareholder interests by delivering a portion of incentive compensation in deferred equity-based pay to employees with higher pay levels. We also work to retain our top talent, upskilling our workforce and continuously evolving our internal mobility approach to provide employees a wide array of opportunities to build and sustain their careers with State Street.

State Street — 2026 Notice of Meeting and Proxy Statement	23

Item 1: Election of Directors

The Board of Directors unanimously recommends that you vote FOR each of the nominees for director (Item 1 on your proxy card)

Each director elected at the 2026 annual meeting of shareholders will serve until the next annual meeting of shareholders, except as otherwise provided in State Street’s by-laws. Of the 13 director nominees, 12 are non-management directors and one serves as the CEO and President of State Street. All of the non-management director nominees are independent, as determined by the Board under the applicable definition in the NYSE listing standards and the State Street Corporate Governance Guidelines.
Pursuant to State Street’s by-laws, the Board has fixed the number of directors at 13. Unless contrary instructions are given, shares represented by proxies solicited by the Board of Directors will be voted for the election of the 13 director nominees listed below. We have no reason to believe that any nominee will be unavailable for election at the annual meeting. In the event that one or more nominees is unexpectedly unavailable to serve, proxies may be voted for another person nominated as a substitute by the Board, or the Board may reduce the number of directors to be elected at the annual meeting. Information relating to each nominee for election as director is described below, including:
•	age and period of service as a director of State Street
•	business experience during at least the past five years (including directorships at other public companies)
•	community activities
•	other experience, qualifications, key skills and attributes that led the Board to conclude the director should continue to serve as a director of State Street
The Board of Directors recommends that shareholders approve each director nominee for election. See “Corporate Governance at State Street—Board Composition” for a further discussion of the Board’s process and reasons for nominating these candidates.

State Street — 2026 Notice of Meeting and Proxy Statement	24

Item 1: Election of Directors

Marie A. Chandoha

Age: 64
Director Since: 2019
Independent Director

Qualifications and Attributes

Offers valuable expertise in
transforming businesses in the
financial services and asset
management industries guiding
State Street’s strategic initiatives
•
Leadership in technological
and product innovation, and
business transformation
•
Strong governance and risk
management experience
Key Skills
Cyber, Tech & Data	Operational Transformation
Financial Services	Risk Management
Board Roles and Committees • Examining and Audit • Executive • Risk (Chair) • Technology and Operations	Education • Harvard University (B.A.)	Citizenship • United States

Professional Highlights
•
Charles Schwab Investment Management, Inc., the investment management subsidiary of Charles Schwab Corporation, an NYSE-listed brokerage and wealth management firm, President and Chief Executive Officer (2010-2019)
•
BlackRock, Inc., Managing Director, Head, ETF, Index and Model-Based Fixed Income Portfolio Management (2009-2010)
•
Barclays Global Investors, Global Head of Fixed Income Business prior to acquisition by BlackRock, Inc. (2007-2009)
•
Wells Capital Management, Co-Head and Senior Portfolio Manager of the
Montgomery Fixed Income Division (1999-2007)

Other Experience
• Zoe Financial, Inc., Advisory Committee member
• Nature Conservancy, California chapter, Former Chair
•
Investment Company Institute, Former Member Board of Governors and
Executive Committee

Public Company Directorships • Macy’s Inc., Director (2022-present) • Dynex Capital, Inc., Director (2024-present)

State Street — 2026 Notice of Meeting and Proxy Statement	25

Item 1: Election of Directors

DonnaLee A. DeMaio

Age: 67
Director Since: 2022
Independent Director

Qualifications and Attributes

Contributes significant auditing and operational experience in highly regulated entities in the financial services and insurance industries offering State Street a financial oversight perspective
•
Audit, controls and risk
management experience
•
Leadership in modernizing technology and significantly transforming organizations
Key Skills
Finance & Accounting	Operational Transformation
Legal & Regulatory	Risk Management
Board Roles and Committees • Examining and Audit • Technology and Operations	Education • Muhlenberg College (B.A.)	Citizenship • United States

Professional Highlights
•
American International Group, Inc. (AIG), General Insurance, an NYSE-listed global finance and insurance company, Executive Vice President and Global Chief Operating Officer (2018-2019), Chief Auditor (2017-2018) and other senior management and subsidiary entity positions (2012-2019)
•
MetLife Bank N.A., President and Chief Executive Officer (2005-2012) and Vice President and Chief Financial Officer (2002-2005)
•
PricewaterhouseCoopers, National Consulting Partner and other roles (1983-2002)

Other Experience • Certified Public Accountant (CPA)
Public Company Directorships • Hiscox Ltd., Director (2021-present)

State Street — 2026 Notice of Meeting and Proxy Statement	26

Item 1: Election of Directors

Amelia C. Fawcett

Age: 69
Director Since: 2006
Independent Director

Qualifications and Attributes

Provides valuable perspective on
international financial markets and
the dynamic, highly-regulated
landscape in which State Street
operates
•
Extensive experience in and knowledge of the global financial services industry
•
Significant strategic, operational
risk and corporate affairs
experience
•
Understanding of complex
regulatory and compliance
frameworks
Key Skills
Governance & Social	Global Business Perspective
Financial Services	Risk Management
Board Roles and Committees • Human Resources • Nominating and Corporate Governance	Education • Wellesley College (B.A.) • University of Virginia (J.D.)	Citizenship • United States • United Kingdom

Professional Highlights
•
Kinnevik AB, a Nasdaq Stockholm-listed long-term oriented investment company, Director and Chairman (2018-2021)
•
Morgan Stanley, Vice Chairman and Chief Operating Officer of European, Middle East and Africa Operations and other senior management positions (1987-2006)
•
Standard Board for Alternative Investments, Chairman (U.K.) (2011-2021)
•
Bermuda Monetary Authority (BMA), Financial Policy Council Member (2016-present)

Other Experience
• Wellcome Trust, Former Governor
• Royal Botanic Garden, Chair (Kew)
• International Advisory Panel on Biodiversity Credits, Co-Chair
• Circular Bioeconomy Alliance, Chair
• HM Treasury, Former Non-Executive Director
• Bank of England, Former Member of the Court of Directors
• The Prince of Wales's Charitable Foundation, Former Chairman
• Project HOPE UK, Trustee
•
Commander of the Order of the British Empire; Dame Commander of the
Order of the British Empire; and Commander of the Royal Victorian Order

Public Company Directorships • Kinnevik AB, Former Director and Chairman (2011-2021)

State Street — 2026 Notice of Meeting and Proxy Statement	27

Item 1: Election of Directors

William C. Freda

Age: 73
Director Since: 2014
Independent Director

Qualifications and Attributes

Contributes key insights and perspectives to State Street on risk management, complex audit and accounting matters
•
Strategic insights on international expansion and client relationship management
•
Extensive experience advising
audit committees, boards of
directors and senior management
Key Skills
Financial Services	Finance & Accounting
Legal & Regulatory	Risk Management
Board Roles and Committees • Examining and Audit (Chair) • Executive • Nominating and Corporate Governance • Risk	Education • Bentley University (B.S.)	Citizenship • United States

Professional Highlights
•
Deloitte, LLP, Senior Partner and Vice Chairman (2011-2014), Managing Partner of Client Initiative (2007-2011) and Member of the U.S. Executive
Committee, with a 40-year career spanning multiple positions (1974-2014)

Other Experience • Guardian Life Insurance Company, Director • Deloitte Touche Tohmatsu Limited, Former Director • Bentley College, Former Trustee • Certified Public Accountant (CPA)
Public Company Directorships • Hamilton Insurance Group, Former Director (2014-2025)

State Street — 2026 Notice of Meeting and Proxy Statement	28

Item 1: Election of Directors

Susan M. Gordon

Age: 67
Director Since: 2026
Independent Director

Qualifications and Attributes

Deep expertise in cybersecurity, evaluating geopolitical developments and organizational transformation, providing State Street with guidance on operational resilience, technology and data security
•
Extensive experience leading complex organizations through technological and strategic change, with deep insight into global policy, geopolitical risk and infrastructure resilience
•
Leadership in driving innovation across highly regulated environments and managing enterprise-wide risk
Key Skills
Cyber, Tech & Data	Strategic Development
Operational Transformation	Risk Management
Board Roles and Committees • Examining and Audit Committee • Technology and Operations Committee	Education • Duke University (BS)	Citizenship • United States

Professional Highlights
•
Principal Deputy Director of National Intelligence of the United States
of America (2017-2019)
•
National Geospatial Intelligence Agency, Deputy Director (2015-2017)
•
Central Intelligence Agency, Senior Advisor to the Director for Cyber and Director of Information Operations (2013-2015)
•
Central Intelligence Agency, Director of Support (2012-2013)
•
Central Intelligence Agency, Deputy Director of Information Operations, Directorate of Operations (2009-2012)
•
Central Intelligence Agency, Director of Special Operations, Directorate of Science & Technology (2007-2009)

Other Experience • Pallas Foundation, President • Insight Partners, Advisor • Stanford University, Visting Fellow
Public Company Directorships • CACI International, Director (2020-present) • BlackSky Technology, Director (2021-present)

State Street — 2026 Notice of Meeting and Proxy Statement	29

Item 1: Election of Directors

Patricia M. Halliday

Age: 59
Director Since: 2024
Independent Director

Qualifications and Attributes

Significant experience assessing and establishing risk management frameworks across investment, corporate and banking organizations, offering State Street strong financial services risk oversight expertise
•
Global perspective and leadership experience in strategic planning, finance and governance
•
Extensive experience engaging with regulatory authorities for complex financial institutions
Key Skills
Financial Services	Governance & Social
Legal & Regulatory	Risk Management
Board Roles and Committees • Risk • Technology and Operations	Education • University of Liverpool (B.A.)	Citizenship • United Kingdom • Ireland

Professional Highlights
•
Santander UK PLC and Santander UK Group Holdings PLC, both wholly-owned subsidiaries of Banco Santander S.A., a retail and commercial bank with a global presence based in Spain, Chief Risk Officer (2017-2020)
•
GE Capital International Holdings Limited, a wholly-owned subsidiary of GE Capital, Chief Risk Officer (2011-2017)
•
Deutsche Bank, Managing Director, Credit Risk - Global Head of Leveraged & Structured Finance (2006-2011)
•
Barclays Capital, a business of Barclays PLC, Director, Credit Risk (2000-2006)

Other Experience • Toronto-Dominion Bank Europe Limited, Director • Close Brothers Group PLC, Director
Public Company Directorships • None

State Street — 2026 Notice of Meeting and Proxy Statement	30

Item 1: Election of Directors

Sara Mathew

Age: 70
Director Since: 2018
Independent Lead Director

Qualifications and Attributes

Provides an innovative and global
perspective on State Street’s
business, finance and technology
positioning
•
Considerable finance, technology
and corporate strategy experience
•
Leadership in overseeing a
diverse grouping of international
consumer-focused companies
Key Skills
Cyber, Tech & Data	Operational Transformation
Finance & Accounting	Governance & Social
Board Roles and Committees • Lead Director (since 2025) • Executive • Human Resources • Nominating & Corporate Governance	Education • University of Madras, India (B.S.) • Xavier University (M.B.A.)	Citizenship • United States

Professional Highlights
•
Dun & Bradstreet Corporation, Chairman and Chief Executive Officer (2010-2013), President and Chief Operating Officer (2007-2009) and Chief Financial Officer (2001-2007)
•
Procter & Gamble, Senior Manager with roles in finance, accounting, investor relations and brand management (1983-2001)

Other Experience • Star Mountain Capital, LLC, Senior Advisor • Federal Home Loan Mortgage Corporation, Former Non-Executive Chair

Public Company Directorships
• Dropbox, Former Director (2021-2025)
• Carnival Corporation & Carnival plc, Former Director (2022-2025)
• Reckitt Benckiser Group, plc, Former Director (2019-2022)
• Xos, Inc., Former Director (2021-2022)
• NextGen Acquisition Corporation, Former Director (2020-2021)

State Street — 2026 Notice of Meeting and Proxy Statement	31

Item 1: Election of Directors

William L. Meaney

Age: 66
Director Since: 2018
Independent Director

Qualifications and Attributes

Offers State Street an acute global
viewpoint on corporate strategy
and business expansion by leading
and developing large U.S. and
international companies
•
Experience across both
established and emerging markets
•
Innovative leader in digital and corporate transformation
Key Skills
Cyber, Tech & Data	Operational Transformation
Governance & Social	Global Business Perspective
Board Roles and Committees • Executive • Human Resources • Nominating & Corporate Governance (Chair)	Education • Rensselaer Polytechnic Institute (B.S.) • Carnegie Mellon University (M.B.A.)	Citizenship • United States • Switzerland • Ireland

Professional Highlights
•
Iron Mountain, Inc., an NYSE-listed information management and data backup and recovery company, President, Chief Executive Officer and Director (2013-present)
• Zuellig Group, Chief Executive Officer (2004-2012)

Other Experience • President’s Council of Massachusetts General Hospital, Member • Rensselaer Polytechnic Institute, Former Trustee • Carnegie Mellon University, Former Trustee
Public Company Directorships • Iron Mountain, Director (2013-present)

State Street — 2026 Notice of Meeting and Proxy Statement	32

Item 1: Election of Directors

Ronald P. O’Hanley

Age: 69
Director Since: 2019
Executive Director

Qualifications and Attributes

Provides extensive leadership,
executive management and
operational experience in asset
management and global financial
services to navigate and develop
State Street’s strategic priorities
•
Leadership in data management, client experience and technology enhancement
•
Substantial experience in international business and highly regulated financial institutions
Key Skills
Financial Services	Global Business Perspective
Governance & Social	Strategic Development
Board Roles and Committees • Chairman of the Board • Executive (Chair) • Risk	Education • Syracuse University (B.S.) • Harvard University (M.B.A.)	Citizenship • United States

Professional Highlights
•
State Street Corporation, Chairman, President and Chief Executive Officer (2023-present), Chairman and Chief Executive Officer (2020-2023), President and Chief Executive Officer (2019-2020), President and Chief Operating Officer (2017-2019), Vice Chairman (2017)
•
State Street Global Advisors, Chief Executive Officer and President (2015-2017)
•
Fidelity Investment, Inc., President, Asset Management & Corporate Services (2010-2014)
•
BNY Mellon Asset Management, Chief Executive Officer and President
(2007-2010) and other senior management positions (1997-2007)

Other Experience • The Ireland Funds, Director • Beth Israel Lahey Health, Trustee • The Boston Foundation, Former Director
Public Company Directorships • Unum Group, Director (2015-present)

State Street — 2026 Notice of Meeting and Proxy Statement	33

Item 1: Election of Directors

Sean P. O’Sullivan

Age: 70
Director Since: 2017
Independent Director

Qualifications and Attributes

Brings vast experience to State
Street in managing operational and
technology growth and challenges
in the financial services industry
•
Extensive understanding of
company effectiveness and
efficiencies
•
Leadership in business transformation, technology and
organizational restructuring
Key Skills
Financial Services	Operational Transformation
Cyber, Tech & Data	Risk Management
Board Roles and Committees • Executive • Risk • Technology & Operations (Chair)	Education • Western University (B.A.)	Citizenship • Canada • Ireland • United Kingdom

Professional Highlights
•
HSBC Holdings, plc., Group Managing Director and Group Chief Operating Officer (2011-2014); Executive Director and Chief Technology and Services Officer, HSBC Bank, plc. (2007-2010), and other senior management positions
(1980-2007)

Other Experience • University of British Columbia, Information Technology Advisory Committee, Member • York University Foundation, Former Trustee
Public Company Directorships • None

State Street — 2026 Notice of Meeting and Proxy Statement	34

Item 1: Election of Directors

Julio A. Portalatin

Age: 67
Director Since: 2021
Independent Director

Qualifications and Attributes

Provides strong international background and experience in the strategic leadership and operation of complex global businesses
guiding State Street’s global
footprint
•
Thought leader on the changing workforce, human capital and diversity
•
Leadership in risk management practices and simplified business solutions
Key Skills
Cyber, Tech & Data	Operational Transformation
Governance & Social	Risk Management
Board Roles and Committees • Human Resources • Risk	Education • Hofstra University (B.S.)	Citizenship • United States

Professional Highlights
•
Marsh & McLennan Companies, an NYSE-listed professional services firm, Vice Chair (2019-2020), Mercer Consulting Group, Inc., a business of Marsh & McLennan Companies, President and Chief Executive Officer, (2012-2019)
•
American International Group (AIG), President and Chief Executive Officer, Emerging Markets region (2011-2012)
• Chartis Growth Economies, President and Chief Executive Officer, (2010-2011)
•
AIG Europe, S.A., President and Chief Executive Officer (2008-2010); Worldwide Accident and Health American International Underwriters, President
(2003-2008)

Other Experience • Truist Insurance Holdings, Director • ServPro, Director • Covenant House International, Director • Hofstra University, Director • AARP, Former Director
Public Company Directorships • None

State Street — 2026 Notice of Meeting and Proxy Statement	35

Item 1: Election of Directors

Brian J. Porter

Age: 68
Director Since: 2025
Independent Director

Qualifications and Attributes

Offers State Street expertise in international banking, risk management, corporate banking, and capital markets, and in serving institutional clients, providing State Street strong guidance on strategic direction for growth.
•
Global perspective and leadership experience in risk, finance and strategy
•
Extensive experience leading financial institutions through technological transformation
Key Skills
Financial Services	Global Business Perspective
Operational Transformation	Risk Management
Board Roles and Committees • Human Resources • Risk	Education • Dalhousie University (B. Com.)	Citizenship • Canada

Professional Highlights
•
The Bank of Nova Scotia, a Canadian multinational banking and financial services company, President and Chief Executive Officer (2013-2023); President (2012-2022); Group Head, International Banking (2010-2012); Group Head, Risk and Treasury (2008-2010); Chief Risk Officer (2005-2008)

Other Experience • Board of Governors of Huron University College at Western University, Chair • Building Ontario Fund, Chair • Atlantic Salmon Board, Chair
Public Company Directorships • Emera, Inc., Director (2024-present) • Fairfax Financial Holdings Ltd, Director (2023-present)

State Street — 2026 Notice of Meeting and Proxy Statement	36

Item 1: Election of Directors

John B. Rhea

Age: 60
Director Since: 2021
Independent Director

Qualifications and Attributes

Brings to State Street extensive
experience in corporate finance,
capital markets and consulting for
large complex organizations on
mergers and acquisitions
•
Trusted advisor on strategic
planning and transaction financing
•
Insights on real estate and
corporate advisory services
Key Skills
Financial Services	Global Business Perspective
Governance & Social	Strategic Development
Board Roles and Committees • Examining and Audit • Executive • Human Resources (Chair)	Education • Wesleyan University (B.A.) • Harvard Business School (M.B.A.)	Citizenship • United States

Professional Highlights
•
Centerview Partners LLC, an independent investment banking and advisory firm, Partner (2020-present)
•
RHEAL Capital Management, LLC, a real estate development and investment firm, Founder and Managing Partner (2014-present)
•
Siebert Williams Shank & Co., LLC, an independent non-bank financial services firm, Senior Advisor and President, Corporate Finance and Capital Markets (2017-2020)
• Boston Consulting Group, Senior Advisor (2014-2017)
•
New York City Housing Authority, Chair and Chief Executive Officer (2009- 2014)

Other Experience • Red Cross Greater New York, Director • University of Detroit Jesuit School, Former Director • Wesleyan University, Former Director
Public Company Directorships • Invitation Homes, Inc., Director (2015-present)

State Street — 2026 Notice of Meeting and Proxy Statement	37

Executive Compensation
Compensation Discussion and Analysis
In this compensation discussion and analysis (CD&A), we describe our approach to executive compensation and our compensation decisions for 2025 for the following named executive officers (NEOs):
•	Ronald P. O’Hanley — Chairman, Chief Executive Officer (CEO) and President
•	John F. Woods — Executive Vice President and Chief Financial Officer (CFO)
•	Joerg Ambrosius — Executive Vice President and President of Investment Services
•	Yie-Hsin Hung — President and CEO of State Street Investment Management
•	Mostapha Tahiri — Executive Vice President and Chief Operating Officer
•	Mark R. Keating — Executive Vice President and Global Head of Strategic Finance and former Interim CFO
•	Eric W. Aboaf — Former Vice Chairman and CFO
In this CD&A, references to the HRC are references to the Human Resources Committee of the Board, and references to Other NEOs are references to Ms. Hung and Messrs. Ambrosius, Keating, Tahiri and Woods. Mr. Aboaf ceased serving as Vice Chairman and CFO and departed State Street on February 13, 2025, and did not receive an incentive award for the 2025 performance year. Mr. Keating served as interim CFO beginning upon Mr. Aboaf’s departure through August 24, 2025 at which point he took on the role of Global Head of Strategic Finance. Mr. Woods was appointed as our CFO effective August 25, 2025.

State Street — 2026 Notice of Meeting and Proxy Statement	38

Executive Compensation
Executive Summary
Corporate Performance Summary
2025 marked a year of strong performance and strategic achievements for State Street. In the dynamic yet overall favorable market environment of 2025, we delivered another year of accelerating financial performance, including both record fee and total revenue, while expanding pre-tax margin and generating higher return on average common equity (ROE) for a second consecutive year. Our progress reflects the strategic actions and investments we have made in recent years, deepening and broadening our capabilities while elevating our client value proposition, which have strengthened our position as our clients’ essential partner. Our 2025 performance results include:
✔	Financial results that exemplify our strategic execution and reflect the strong foundation we have built in recent years, including (all comparisons to 2024):
○	Improved earnings per share (EPS), pre-tax margin and ROE, driven by total revenue growth
○	Improved total fee revenue, reflecting higher servicing fees, management fees, foreign exchange (FX) trading services revenue and securities finance revenue
○	Record net interest income (NII) for a third consecutive year, primarily driven by growth in average interest-earnings assets, partially offset by a decline in net interest margin (NIM)
✔	Total shareholder return (TSR) exceeded the KBW Bank Index on a one-, three- and five-year basis and the S&P 500 on a one- and five-year basis*
✔
Continued strong sales in our investment servicing business, including four new reported State Street Alpha® mandates and continued delivery of new functionality, while also positioning State Street for faster growing segments of the market**. We also successfully closed several key strategic transactions, including the transfer of Mizuho Financial Group’s global custody business outside of Japan; and total assets under custody and administration (AUC/A) exceeded the $50 trillion mark for the first time, finishing the year at a Company-record $53.8 trillion

✔
State Street Investment Management generated a second year of record management fee revenue, while year-end assets under management (AUM) reached a Company-record $5.7 trillion, just two quarters after surpassing the $5 trillion mark for the first time. We also continued to focus on expanding product and distribution capabilities and launched a record 134 new products and formed a series of strategic partnerships to strengthen capabilities and position us for future growth

✔
State Street Markets generated strong revenue growth in FX trading services, supported by higher client volumes, while developing new product capabilities and being recognized with eight category wins in Euromoney Magazine’s FX Awards—doubling our achievements from 2024

✔
Returned over $2.1 billion to our shareholders in the form of common share repurchases and common stock dividends, including increasing the quarterly common stock dividend declared per common share by 11% in the third quarter of 2025

✔	Improved service quality, broadening and deepening existing client relationships, particularly in our investment services business
✔	Advanced our Wealth Services strategy through a partnership and minority investment in Apex Fintech Solutions to scale global custody and clearing
✔	Effectively managed financial risk amid uncertain market conditions, including a shifting global monetary policy environment and ongoing geopolitical risks
*
As of January 1, 2025, the KBW Bank Index comprised State Street, our Direct Peers (Northern Trust Corporation and The Bank of New York Mellon Corporation) and 21 other constituents with which we competed in some aspects of our businesses.

**
Our State Street Alpha platform combines portfolio management, trading and execution, analytics and compliance tools, and advanced data aggregation and integration with other industry platforms and providers.

Additional performance indicators used in our executive compensation program are presented under “Performance and Compensation Decisions.” State Street’s 2025 performance is reviewed in greater detail, along with relevant risks associated with our business, results of operations and financial condition, in our 2025 annual report on Form 10-K, which accompanies this proxy statement and was previously filed with the SEC.

State Street — 2026 Notice of Meeting and Proxy Statement	39

Executive Compensation
Compensation Philosophy
Our executive compensation program is designed to drive Company and individual performance and to align the pay ultimately received by each executive with the performance experienced by our shareholders over time by placing a strong emphasis on long-term equity-based vehicles, including performance-based equity. Our executive compensation philosophy is summarized in the following principles:

Determining NEO Compensation
In determining NEO compensation, the HRC uses a total incentive compensation approach, making a single annual incentive compensation award decision. The HRC’s decision is based primarily on corporate performance, with a modifier based on individual performance. The awards are then delivered through various short-term and long-term vehicles, with the largest portion delivered through performance-based equity.

Corporate Performance Evaluation. To determine our NEOs’ incentive compensation awards for 2025, the HRC started by evaluating overall corporate performance relative to our financial, business and risk management goals. These goals were set at the beginning of 2025 and were measured during the year, using both qualitative and quantitative assessments. Based on an overall corporate performance assessment of “Above Expectations,” the HRC applied a corporate performance factor of 117.5% for 2025. Detail on each performance area is provided under “Performance and Compensation Decisions—Corporate Performance.”

Corporate Performance (Range: 0 – 200%)
The HRC applied a corporate performance factor of
117.5% of target
for the 2025 performance year incentive compensation awards made to our CEO and Other NEOs

State Street — 2026 Notice of Meeting and Proxy Statement	40

Executive Compensation
Individual Performance Evaluation and Market Factors. Following its evaluation of corporate performance, the HRC assessed each NEO’s performance against individual financial, business and risk management objectives. Detail on the HRC’s assessments of performance against individual goals for the NEOs is provided under the heading “Performance and Compensation Decisions—Individual Performance and Compensation Decisions.” The HRC also considered market trends in determining final NEO incentive compensation awards.

Individual NEO Performance (Range: +/- 30%)
The HRC made adjustments for individual NEO performance ranging from
0% to +15% of target
for the 2025 performance year incentive compensation awards made to our CEO and Other NEOs

Incentive Compensation Mix. The HRC uses a total incentive compensation approach, making a single incentive compensation award decision and delivering that award in various short-term and long-term vehicles, as summarized below and described in more detail under “Compensation Vehicles.”
As in past years, the HRC designed the 2025 incentive compensation mix to emphasize the link between pay and the performance experienced by our shareholders over time, as described in more detail below under “Pay versus Performance.” The HRC strives to accomplish this goal by delivering a substantial proportion of our NEOs’ incentive compensation in the form of long-term equity-based vehicles. Each NEO’s long-term equity awards are also significantly performance-based, with more than 60% of equity awards delivered through performance-based RSUs for our CEO and Other NEOs, as described in more detail below under “Compensation Vehicles—Performance-Based RSUs.”
For the 2025 performance year(1),
•	75% of incentive compensation for our CEO and 65% for Other NEOs was delivered in long-term deferred equity vehicles; and
•	50% of incentive compensation for our CEO and 40% for Other NEOs was tied to specific long-term performance metrics (i.e., performance-based RSUs).

(1)
Mr. Ambrosius is subject to local remuneration requirements based on his role and employment in Germany, which impact the structure and form of his incentive compensation as compared to Ms. Hung and Messrs. Keating, Tahiri and Woods, as described in more detail below under “Compensation Vehicles.”

Executive Transitions
In October 2024, State Street announced the departure of Mr. Aboaf, our Vice Chairman, CFO and head of our markets and financing businesses. Mr. Aboaf continued to serve in these roles and as an executive officer through his departure on February 13, 2025. Mr. Aboaf received his base salary through his departure date, but did not receive an incentive award for the 2025 performance year. Mr. Aboaf did not receive severance or other compensation enhancements in conjunction with his departure. Mr. Keating served as interim CFO beginning upon Mr. Aboaf’s departure until August 25, 2025, when Mr. Woods joined State Street as our CFO.

State Street — 2026 Notice of Meeting and Proxy Statement	41

Executive Compensation
Shareholder Outreach and Responsiveness
In 2025, we continued an active shareholder outreach program, from which we gain additional insight into shareholder perspectives, including on our executive compensation program. We met with shareholders both before and after our 2025 “Say on Pay” vote, which received approximately 93% support at our annual meeting. During 2025, we engaged with shareholders representing approximately 56% of shares outstanding, and met with all of those who expressed an interest in providing feedback.
The independent lead director, Ms. Mathew, participated in meetings with selected shareholders, which covered topics including our executive compensation program design, corporate governance practices and corporate strategy, and our investors’ perspectives on environmental and social matters. Most of the shareholders we met with expressed support for the design of our executive compensation program and appreciation for the clarity and level of transparency in our disclosures.
The valuable feedback that we receive in these meetings helps inform the design of our executive compensation program and our approach to disclosure. For example, we received feedback that some of our shareholders prefer higher stock ownership guidelines for our executives. The HRC considered this feedback as part of the periodic review of these guidelines and approved an increase to the target share ownership multiple for the CEO from seven to 10 times base salary and from three to five times base salary for other executive officers subject to the guidelines. Our executive stock ownership guidelines, including the stock holding requirements, are described in detail below under “Executive Equity Ownership Guidelines, Practices and Policies.”
For the 2025 performance year, informed by the continued strong support for our “Say on Pay” vote and ongoing dialogue with our investors, the HRC maintained the key pillars of our existing compensation program, including the use of performance-based RSUs, which we believe effectively align pay with performance and reflect shareholder input. Additional detail on our shareholder outreach in 2025 can be found under “Corporate Governance at State Street—Shareholder Engagement and Communications.”

State Street — 2026 Notice of Meeting and Proxy Statement	42

Executive Compensation
Sound Compensation and Corporate Governance Practices
Our NEO compensation practices are designed to support good governance and mitigate against excessive risk-taking. We regularly review and refine our corporate governance practices considering several factors, including feedback from ongoing shareholder engagement.

What We Do

•
Long-term performance-based equity awards in the form of performance-based restricted stock units (RSUs)
•
Significant deferred equity-based incentive compensation
•
Active engagement with shareholders on compensation, corporate governance and other issues
•
Close interaction between the HRC and the Board’s Risk Committee (RC) and Examining and Audit Committee (E&A)
•
Independent compensation consultant

•
Clawback and forfeiture provisions to recoup compensation following financial restatements and specified misconduct or other actions
•
“Double-trigger” change-of-control required for deferred incentive compensation acceleration and cash payments
•
Stock ownership policy, including holding requirements for NEOs who are below full ownership guidelines
•
Non-competition and other restrictive covenants, where permissible
•
Annual review of incentive compensation design for alignment with risk management principles

What We Do Not Do
• No option grants or option repricing • No tax gross-up on perquisites(1) • No multi-year guaranteed incentive awards
•
No “single-trigger” change-of-control vesting or cash payments
•
No change-of-control excise tax gross-up
•
No short selling, options trading, hedging, pledging or speculative transactions in State Street securities

(1)	Excluding (a) a small meal allowance provided as a customary benefit to all German employees, including Mr. Ambrosius, and (b) certain international assignments and relocation benefits.

State Street — 2026 Notice of Meeting and Proxy Statement	43

Executive Compensation
Compensation Vehicles
Total compensation for our NEOs is typically delivered via base salary and incentive compensation. Base salary is a relatively stable element of the total compensation for our CEO and Other NEOs. In compliance with local law based on Mr. Ambrosius’ role and employment in Germany, an element of total compensation is delivered as a fixed allowance.
Incentive compensation for 2025 performance was delivered through the following vehicles:

	Vehicle	Vehicle Description
Equity-Based Incentive Compensation (Long-Term Incentive)
75% of incentive compensation for the CEO 65% of incentive compensation for the Other NEOs(1)	Performance-Based Restricted Stock Units (RSUs) (67% of the long-term equity vehicles for the CEO and 62% of the long-term equity vehicles for the Other NEOs)
•
Earned based on Pre-Tax Margin and Fee Revenue Growth over the three-year performance period (2026 - 2028)
•
Subject to modification based on three-year relative TSR (up to +/-25%)
•
Subject to downward modification based on three-year ROE (up to -100%)
•
Payout between 0 - 150% of target
•
Vests in one installment following the performance period

	Deferred Stock Awards (DSAs)	• Vests in four equal annual installments beginning in February 2027
Cash Incentive Compensation (Short-Term Incentive)
25% of incentive compensation for the CEO 35% of incentive compensation for the Other NEOs	Cash	• Immediate cash component that provides limited monetization of the executive’s incentive compensation award

(1)
In compliance with local remuneration requirements based on Mr. Ambrosius’ role and employment in Germany, 7% of DSAs are delivered immediately vested and the remaining DSAs vest in five equal annual installments. All of these DSAs received are subject to a 12-month post-vest retention period

In addition, all incentive compensation awards granted to our NEOs are subject to clawback and forfeiture provisions as described under “Outperformance Awards and Other Elements of Compensation—Adjustment and Recourse Mechanisms.”

State Street — 2026 Notice of Meeting and Proxy Statement	44

Executive Compensation
Performance-Based RSUs
Our performance-based RSUs are intended to align the incentives for our executives with our long-term performance and financial goals. The design of this vehicle is informed by long-term strategic and other considerations and shareholder feedback. The HRC maintained this design for performance-based RSUs granted in 2026 for 2025 performance, as described in more detail below:

2026 – 2028 Performance-Based RSU Design(1),(2),(3)
2026 - 2028 Performance- Based RSU Metrics	Process for Setting Targets and Payout Levels
Each year, the HRC assesses targets and payout levels for new performance-based RSU awards and sets them at levels that the HRC believes are appropriate to incentivize our executives to achieve our strategic goals and enhance long-term shareholder value. The HRC believes that setting targets and payout levels that encourage focus aligned with our strategy provides substantial motivation to achieve and exceed these targets. In doing so, the HRC remains mindful not to incentivize excessive risk-taking. In setting the targets and payout levels, the HRC considers publicly-stated guidance and projections, prospective macroeconomic scenarios and current-year results, among other factors.

	Core Performance Matrix	Fee Revenue Growth
•
Demonstrating growth in fee revenue is a critical element towards generating long-term shareholder value, and fee revenue represents a significant component of our total revenue
•
Target for 100% payout set at 3% compound annual growth rate (CAGR) over the three-year performance period

Pre-Tax Margin
•
Pre-tax margin reinforces our long-term strategy by reflecting our operating efficiency
•
Target for 100% payout set at 30% average annual rate over the three-year performance period, an increase over the 27.5% performance target set for the 2025 – 2027 performance-based RSUs granted in early 2025

	Two Performance Modifiers	Relative TSR Modifier promotes alignment of long-term incentive compensation outcomes with relative shareholder returns(4)	ROE Modifier is designed to align growth with appropriate returns on our shareholder capital

Core Performance Matrix(5)								Relative TSR Modifier			ROE Modifier(5)			Total Payout Range(6)
			Fee Revenue Growth					Three-year Relative TSR Rank	Overall Modifier		ROE	Overall Modifier		0 - 150%
			Below Threshold	Threshold	Target	Max		0th - ≤10th %ile	-25%		≥10.0%	0%
				1%	3%	5%		>10th - ≤25th %ile	-10%		9.0%	-20%
Average Pre-Tax Margin	Below Threshold		0%	50%	75%	100%	+	>25th - <75th %ile	0%	+	8.0%	-40%	=
	Threshold	26%	50%	62.5%	92.5%	137.5%		≥75th - <90th %ile	+10%		7.0%	-60%
	Target	30%	62.5%	75%	100%	150%		≥90th - 100th %ile	+25%		6.0%	-80%
	Max	32%	100%	125%	150%	150%					≤5.0%	-100%

(1)
Core performance metrics (fee revenue growth and average pre-tax margin) and average ROE are presented on a non-GAAP basis in this section, reflecting adjustments described in footnote 2. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

(2)
Both core performance metrics (fee revenue growth and average pre-tax margin) and average ROE are subject to adjustment for pre-established, objectively determinable factors. Prior to granting the performance-based RSU award, the HRC establishes the factors that could affect the performance measures during the performance period, which are then excluded from the performance measure calculation, such as: changes in accounting principles, tax or banking law or regulations; acquisitions, dispositions and similar

State Street — 2026 Notice of Meeting and Proxy Statement	45

Executive Compensation
transactions and related securities issuances and expenses; restructuring charges and expenses; and litigation or regulatory settlements arising from events that occurred prior to the performance period. In addition, the HRC retains the discretionary right to disregard any calculation adjustment that would result in an increase to the core performance metrics or to average ROE, and to reduce the payout under the award for other material items or events.
(3)
Calculation of average pre-tax margin and average ROE for the performance-based RSUs reflects a simple average of the achievement in each year in the performance period. Calculation of fee revenue growth is performed using the CAGR during the performance period.

(4)
The KBW Bank Index is used for relative comparisons, reflecting an external benchmark that includes our Direct Peers (Northern Trust Corporation and The Bank of New York Mellon Corporation) and other firms with which we compete in some aspects of our businesses, consistent with our shareholder return presentations in our Annual Report on Form 10-K.

(5)
Bilinear interpolation is used when pre-tax margin and fee revenue growth performance is between the points shown in the Core Performance Matrix (other than points “Below Threshold”) and linear interpolation is used when ROE performance is between the points shown in the ROE Modifier table.

(6)
The Relative TSR Modifier and ROE Modifier percentages are added to the payout outcome determined based on the Core Performance Matrix, except that the final payout percentage shall not be greater than 150% nor less than 0%.

State Street — 2026 Notice of Meeting and Proxy Statement	46

Executive Compensation
Performance and Compensation Decisions
Total Compensation Approach
The HRC determines the amount of individual compensation to be awarded to our NEOs by looking at total compensation, consisting of fixed compensation and incentive compensation.
Setting Individual Target Total Compensation. The HRC establishes target total compensation levels for our NEOs each year. The targets are based on each executive’s role, responsibilities and performance trend, as well as competitive and market factors and internal equity. In establishing target total compensation levels, the HRC reviews compensation market data for our Compensation Peer Group(1), supplemented with data from multiple compensation surveys and guidance from the HRC’s independent compensation consultant, each described in more detail below under “Other Elements of Our Compensation-Setting Process.” The HRC does not treat Compensation Peer Group data as definitive when establishing target total compensation levels. 2025 target total compensation levels are shown under “Individual Compensation Decisions Summary.”
Determining Incentive Compensation Awards. The HRC’s process for determining incentive compensation award amounts for the 2025 performance year is illustrated in the framework below.
In determining award amounts, the HRC evaluates overall Company performance as the primary factor and individual performance as a potential modifier. The HRC also considers market compensation levels and expected trends. Overall Company performance drives the final incentive compensation award amount unless individual performance and/or market considerations warrant an adjustment, which is limited to an addition to or subtraction from the corporate performance factor of up to thirty percent. In evaluating performance, the HRC may consider additional factors and does not assign a specific weight to any one factor. Once the final incentive compensation amount is determined, it is delivered through the mix of vehicles shown below.

+ =

Preliminary Incentive Compensation Recommendation

Corporate Performance

(Sets baseline amount of incentive compensation award, subject to adjustment for individual performance and market factors)

Based on Corporate Performance

- **Financial**
  - Key Financial Metrics
  - Total Shareholder Return
  - Absolute and Relative Performance[(2)]
- **Business**
  - Client-Focused Objectives
  - Operating Model Objectives
  - Human Capital Objectives
- **Risk Management**
  - Financial and Non-Financial Risks

Individual Performance & Market Factors

Individual Performance

(Drives adjustment of up to +/- 30% from corporate performance factor)

- **HRC and Other Directors' Evaluation of Performance Against Individual Goals**
- **Market Compensation Levels and Trends**

Final 2025 Incentive Compensation Decision

Total Incentive Compensation Award

(Incentive compensation awards may vary from 0 - 200% of target)

Final CEO Incentive Compensation delivered in:

- 25% Immediate Cash
- 25% DSAs
- 50% Performance-based RSUs

Final Other NEO Incentive Compensation delivered in:

- 35% Immediate Cash
- 25% DSAs
- 40% Performance-based RSUs

(1)
The HRC periodically reviews peer group data as an input into its compensation oversight decisions. The Compensation Peer Group comprises 19 companies with which we compete in some aspects of our businesses and for executive talent. Additional detail is provided under the heading “Other Elements of Our Compensation-Setting Process—Peer Group and Compensation Market Data.”

(2)	Relative performance is measured separately against both our Direct Peers (Northern Trust Corporation and The Bank of New York Mellon Corporation) and the KBW Bank Index.

State Street — 2026 Notice of Meeting and Proxy Statement	47

Executive Compensation
Corporate Performance
Evaluation Process. The HRC’s evaluation of overall Company performance is based on a review of financial, business and risk management performance relative to corporate goals set at the beginning of each year. The HRC reviewed preliminary corporate performance assessments in August and December 2025, and received a final 2025 performance update in early 2026. The full Board also reviewed financial performance throughout the year and the RC reviewed overall risk management performance in July and December 2025.
Based on its review of Company performance, the HRC concluded that State Street’s overall Company performance was “Above Expectations” and that the 2025 corporate performance factor be set at 117.5%. Details on our corporate performance are found below.
During its evaluation of fiscal year 2025 performance, the HRC reviewed financial results presented in conformity with GAAP, as well as financial results presented on a basis that excludes or adjusts one or more items from GAAP (a non-GAAP presentation). In general, our non-GAAP financial results exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items. Financial results are presented on a non-GAAP basis in this section, unless otherwise noted. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. For a reconciliation of non-GAAP measures presented in this proxy statement, see Appendix B.

State Street — 2026 Notice of Meeting and Proxy Statement	48

Executive Compensation
Financial Performance.

Financial Performance Summary

HRC Evaluation Summary: 2025 financial results reflect strong performance, driven by disciplined execution against our strategic priorities. We delivered year-over-year total revenue growth, continued pre-tax margin expansion and ROE and EPS growth relative to 2024. Total expenses were higher than 2024, but controlled given higher revenue performance and increases in investments to improve technology and business capabilities. TSR exceeded the KBW Bank Index on a one-, three- and five-year basis.

Financial Performance Results (non-GAAP, unless otherwise noted)

	2025 Actual	2024 Actual	Internal Performance Comparisons			External Performance Comparisons(2),(3)
			2025 Actual vs. Prior Year	2025 Actual vs. Budget	2025 Actual ex-FX(1) vs. Budget	Rank vs. Direct Peers	Percentile vs. KBW Bank Index(4)
Total Revenue ($B)	$14.0	$13.0	+7.4%	Above	Above	2	50th
Fee Revenue ($B)	11.0	10.1	+9.2%	Above	Above	1	60th
Servicing Fee Revenue ($B)	5.3	5.0	+6.1%	Above	At	2	N/A
Net Interest Income ($B)	3.0	2.9	+1.3%	Sig. Above	Above	3	0th
Expenses ($B)	9.8	9.3	+5.2%	Below	At	3	25th
EPS ($)	10.30	8.67	+18.8%	Sig. Above	Sig. Above	2	50th
Pre-Tax Margin	29.2%	27.6%	+1.6% pts	Above	Sig. Above	3	10th
ROE (GAAP)	11.5%	11.1%	+0.4% pts	At	At	3	45th
1-Year TSR(5)	35.5%	N/A	N/A	N/A	N/A	3	60th
3-Year TSR(5)	82.6%	N/A	N/A	N/A	N/A	2	65th
5-Year TSR(5)	106.6%	N/A	N/A	N/A	N/A	2	60th

Scale for Budget Performance:	Significantly Above Expectations	Above Expectations	At Expectations	Below Expectations	Significantly Below Expectations

(1)
In this column, where we describe the effects of changes in foreign currency translation, those effects are determined by applying applicable weighted average FX rates used in the 2025 budget to actual results for the corresponding 2025 period.

(2)	Relative performance is measured separately against both our Direct Peers (Northern Trust Corporation and The Bank of New York Mellon Corporation) and the KBW Bank Index.
(3)
Comparisons to peers are based on change relative to 2024 for all metrics other than pre-tax margin and ROE, which are compared with peers based on one-year results for 2025. For the Direct Peers, the HRC reviewed financial results with similar adjustments to those made for State Street (i.e., non-GAAP results). Financial results reviewed by the HRC for constituents in the KBW Bank Index represented results from an external data provider, with standardized adjustments.

(4)	State Street percentile positioning rounded to the nearest 5th percentile.
(5)
TSR results provided by an external data service and reflect cumulative shareholder return between the dates shown, including reinvestment of dividends. KBW Bank Index 1-, 3- and 5-year TSR was 32.6%, 80.3% and 96.0%, respectively.

State Street — 2026 Notice of Meeting and Proxy Statement	49

Executive Compensation
Business Performance.

Business Performance Summary

HRC Evaluation Summary: Business performance reflected strong progress against our business goals, including total and fee revenue growth, improved service quality, client satisfaction and continued operations transformation.

2025 Corporate Objectives	Key Areas Measured	Business Performance Results
Grow Existing Businesses
•
Delivered 9% fee revenue growth and 7% total revenue growth relative to 2024
•
Realized Company-record AUC/A and AUM levels
•
Achieved continued strong sales in Investment Services, including four new reported State Street Alpha mandates and delivery of new functionality
•
Deepened ETF and index franchise leadership in Investment Management through product innovation, thematic ETFs and global distribution expansion, driving a third consecutive year of organic net new asset growth over 3%
•
Invested in technology and digitization to provide differentiated solutions
•
Pursued targeted partnerships and strategic investments to accelerate capabilities in data, alternatives and digital asset servicing
•
Achieved an industry-first milestone as the first third-party custodian to connect to a distributed ledger for custody of digitally-native fixed income instruments
•
Launched State Street’s Digital Asset Platform to support tokenized product development including tokenization of funds, assets, and cash
•
Continued strong execution on State Street Markets growth priorities in EMEA and APAC and recognized with eight category wins in Euromoney Magazine’s 2025 FX Awards

• Accelerate fee/total revenue growth and strengthen market positions	• Sales wins • Revenue growth • Capabilities progress
Reinvent the Operating Model
•
Improved service quality, broadened and deepened existing client relationships and increased client satisfaction
•
Continued strong pace of innovation with key investments in product enhancements and technology-driven automation, while delivering year-over-year productivity and other savings
•
Implemented platform enhancements, which delivered improved capabilities (e.g., supporting client expansion of private market funds in the wealth channels)
•
Continued to focus on control environment maturity to support operational excellence and client expectations
•
Grew AI-enabled capabilities to further improve efficiency and empower better decision-making
•
Continued to invest in our talent to drive performance, strengthen executive leadership effectiveness and retain top performers; executed on key organizational changes, including onboarding a new CFO and other significant roles

•
Continue improvement of client service quality through a client-centric, tech-led operating model
•
Strengthen internal controls and resiliency
•
Accelerate transformation and drive innovation to improve competitiveness, risk management and productivity
•
Attract, develop, motivate and retain exceptional talent
• Client sentiment • Productivity savings • Progress on platform build • Control environment enhancements
Expand into Adjacent Markets
•
Advanced Wealth Services growth strategy with new leadership appointments and Apex Fintech Solutions partnership and minority investment
•
Defined a Data Intelligence go-to-market strategy and completed acquisition and integration of PriceStats and launched two new Data Intelligence products

• Wealth Services • Data Commercialization	• Advance Wealth and Data Intelligence growth strategies

State Street — 2026 Notice of Meeting and Proxy Statement	50

Executive Compensation
Risk Management Performance.

Risk Management Performance Summary

HRC Evaluation Summary: Sound risk management performance was demonstrated by overall risk levels relative to risk appetite and notable progress in enhancing key risk programs and processes, but with continued attention required to continue to meet increasing risk expectations of the Board and other stakeholders.

2025 Corporate Objectives		Risk Management Performance Results
Financial Risks	• Effectively maintain financial risk profile • Support management of State Street’s financial risk profile in uncertain geopolitical risk and monetary policy environments
•
Effectively managed financial risk amid uncertain market conditions, including a shifting global monetary policy environment and ongoing geopolitical risks
•
Achieved broadly positive financial risk outcomes, though continued focus is necessary to achieve targeted maturity levels in some areas
•
Implemented notable improvements to key risk frameworks and completed the Federal Reserve’s annual supervisory stress tests for 2025, exceeding all minimum regulatory capital requirements under stress scenarios

Non-Financial Risks	• Further enhance risk culture and posture, including for operational resiliency	• Executed technology and operational resilience enhancements, though continued focus is important to support operational excellence and expectations

Individual Performance and Compensation Decisions
Evaluation Process. The HRC and the full Board evaluate the CEO’s individual performance relative to the goals established for corporate performance outlined above. The CEO, HRC and the full Board evaluate the Other NEOs’ individual performance based on individual goals derived from the associated corporate goals, and based on each individual’s role and responsibilities. In evaluating the Other NEOs’ individual performances, the CEO, HRC and the full Board assess each individual’s performance in three performance areas that correspond to the three corporate performance areas.
NEO Performance Evaluation Summaries. Individual performance highlights and the HRC’s incentive compensation award decisions for 2025 are presented in the summaries below.
Financial results are presented on a non-GAAP basis in this section, unless otherwise noted. Non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of notable items outside of State Street’s normal course of business. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. For a reconciliation of non-GAAP measures presented in this proxy statement, see Appendix B.
For detail on the relationship between the 2025 compensation amounts reported in the summaries below and those amounts reported in the Summary Compensation Table (as required by SEC rules) and related tables, please refer to the discussion under “Individual Compensation Decisions Summary.”

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Executive Compensation

Ronald P. O’Hanley, Chairman, Chief Executive Officer and President
Mr. O’Hanley has served as the Chairman of the Board since 2020, CEO since 2019 and President since 2024.
In evaluating Mr. O’Hanley’s 2025 performance, the HRC focused on the most significant individual performance factors below relative to the objectives established for corporate performance.
Performance Area	2025 Corporate Objectives	Performance Factors and Results
Financial Performance	• Meet our 2025 budget and achieve revenue growth, expense management, ROE and EPS improvement • Improve pre-tax margin
•
Delivered strong financial performance with a second consecutive year of pre-tax margin expansion and ROE growth
•
Produced strong EPS growth, reflecting robust revenue growth and expanding pre-tax margins

Business Performance
•
Accelerate fee and total revenue growth and strengthen market positions
•
Continue improvement of client service quality through a client-centric, tech-led operating model
•
Accelerate transformation and drive innovation to improve competitiveness, risk management and productivity
•
Attract, develop, motivate and retain exceptional talent
•
Advance Wealth and Data Intelligence growth strategies

•
Delivered strong growth in fee revenue and total revenue
•
Grew private market servicing fee revenue at a double-digit pace compared to 2024
•
Achieved record AUC/A and AUM, reinforcing leadership in global asset servicing and management
•
Strengthened client relationships globally, as demonstrated by high client sentiment and retention rates
•
Progressed strategic transformation initiatives to modernize platforms and elevate service delivery
•
Expanded digital servicing capabilities and integrated AI-driven tools to enhance client experience and operational efficiency
•
Achieved an industry-first milestone as the first third-party custodian to connect to a distributed ledger for custody of digitally native debt securities
•
Delivered full-year productivity objectives, including through automation and process optimization
•
Strengthened executive leadership through key hires and internal mobility and streamlined organizational alignment to enhance collaboration, accelerate decision-making, and drive growth
•
Advanced Wealth Services growth strategy with Apex partnership to scale global custody and clearing
•
Defined a Data Intelligence go-to-market strategy and completed acquisition and integration of PriceStats

Risk Management Performance	• Strengthen internal controls and resiliency
•
Achieved meaningful improvements in financial resilience, reinforcing our ability to withstand evolving risks
•
Advanced and matured our control framework across businesses and functions
•
Enhanced risk oversight and decision-making at both management and board levels, driving accountability and long-term value creation

State Street — 2026 Notice of Meeting and Proxy Statement	52

Executive Compensation

Compensation for 2025

Individual Performance-Based Compensation Adjustments:
The HRC determined that Mr. O’Hanley’s individual performance was particularly strong, demonstrating decisive leadership in driving our strategy to increase fee revenue growth while continuing to transform our operating model, enhance our capabilities and support our clients. These efforts yielded strong financial results for the year and enhanced our positioning for future growth. Based on these factors and the above, the HRC applied a +15% individual performance-based adjustment to his incentive award.
Given the corporate performance factor of 117.5% and the positive individual performance adjustment described above, Mr. O’Hanley’s total incentive compensation was awarded at 132.5% of target for 2025, resulting in incentive compensation of $21,597,500 and total compensation of $22,797,500.

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Executive Compensation

John F. Woods, Executive Vice President and Chief Financial Officer

Mr. Woods joined State Street in August 2025 as CFO. In this role, Mr. Woods is responsible for our global finance functions, including treasury, tax, controllership, investor relations, strategic financial planning, procurement and real estate, corporate development, and co-leads our corporate strategy function.
In evaluating Mr. Woods’ 2025 performance, the HRC focused on the most significant individual performance factors below:

Performance Area	2025 Key Individual Goals	Performance Factors and Results
Financial Performance	• Achieve 2025 financial objectives
•
Advanced balance sheet optimization activities which drove a significant increase in NII and NIM for the fourth quarter of 2025 compared to both the third quarter of 2025 and the fourth quarter of 2024
•
Partnered with business leaders to deliver pre-tax margin and ROE growth above budget
•
Returned over $2.1 billion in capital to shareholders in 2025 through common share repurchases and dividends

Business Performance	• Progress business transformation • Drive organizational performance through financial data
•
Initiated reengineering of the business review process to enhance operational effectiveness and financial performance
•
Advanced enterprise Finance transformation anchored in operating model, technology and AI to improve client and employee experience and optimize cost structure
•
Executed early organizational realignment to lay the foundation for a more high-performing, scalable organizational structure for Finance
•
Orchestrated the financial planning process to support the launch of the portfolio of strategic initiatives for 2026

Risk Management Performance	• Improve risk profile	• Maintained rigorous focus on financial risks, including liquidity, interest rate, FX and capital risks, reinforcing risk management and control discipline

Compensation for 2025

Individual Performance-Based Compensation Adjustments:
The HRC determined that Mr. Woods’ individual performance was aligned with its evaluation of overall Company performance.
Given the corporate performance factor of 117.5% and the individual performance described above, Mr. Woods’ total incentive compensation was awarded at 117.5% of target for 2025, resulting in incentive compensation of $7,931,250 and total compensation of $8,681,250.

State Street — 2026 Notice of Meeting and Proxy Statement	54

Executive Compensation

Yie-Hsin Hung, President and CEO of State Street Investment Management

Ms. Hung serves as President and CEO of State Street Investment Management, and in that role, she is responsible for State Street’s Investment Management business, including investments, client management, product development, operations and technology. Ms. Hung also assumed oversight of our Markets business in October 2025, and co-leads our corporate strategy function.
In evaluating Ms. Hung’s 2025 performance, the HRC focused on the most significant individual performance factors below:

Performance Area	2025 Key Individual Goals	Performance Factors and Results
Financial Performance	• Achieve State Street Investment Management’s financial objectives
•
Delivered record full-year management fees, reflecting strong organic and market driven growth
•
Achieved record AUM surpassing $5 trillion, with net new asset growth above 3% for the third consecutive year, highlighting consistent client demand and competitive differentiation
•
Investment Management’s strong flows, product expansion, and fee revenue growth were key drivers of the Company’s record revenue and pre-tax margin improvement in 2025

Business Performance	• Increase market share and rankings • Increase efficiency, quality and scalability of operating platform • Bolster existing capabilities and add capabilities in complementary or adjacent areas
•
Launched a record 134 new products across the Investment Management business, expanding capabilities and delivering greater value to clients
•
Deepened relationships with clients and improved client sentiment
•
Enhanced client centricity through the State Street Investment Management brand launch
•
Cultivated a series of strategic partnerships, strengthening investment, distribution, and technology capabilities
•
Progressed operational efficiency efforts and initiatives

Risk Management Performance	• Improve risk profile	• Executed on program of proactive regulatory outreach and drove increased accountability across internal risk teams

Compensation for 2025

Individual Performance-Based Compensation Adjustments:
Based on the above factors, including particularly strong performance demonstrated by record levels of management fee revenue and AUM, increased pace of new product launches, and operational improvements at State Street Investment Management, along with substantial contributions to enterprise strategy, the HRC applied a +10% individual modifier to Ms. Hung’s incentive compensation award.
Given the corporate performance factor of 117.5% and the positive individual performance adjustment described above, Ms. Hung’s total incentive compensation was awarded at 127.5% of target for 2025, resulting in incentive compensation of $9,945,000 and total compensation of $10,645,000.

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Executive Compensation

Joerg Ambrosius, Executive Vice President and President of Investment Services

Mr. Ambrosius serves as Executive Vice President and President of Investment Services. In this role, Mr. Ambrosius leads all client-facing and product activities, with a focus on delivering financial and strategic results for our clients. He has global oversight for client management, sales, product and marketing and is accountable for strategy, execution and management of the client experience.
In evaluating Mr. Ambrosius’ 2025 performance, the HRC focused on the most significant individual performance factors below:

Performance Area	2025 Key Individual Goals	Performance Factors and Results
Financial Performance	• Achieve State Street Investment Services financial objectives	• Delivered strong servicing fee growth compared to 2024 in Investment Services
Business Performance	• Deliver strong sales performance and revenue growth • Continue improving the client experience • Advance One State Street
•
Delivered strong sales performance, securing $2.1 trillion of AUC/A and four new Alpha mandates
•
Built differentiated capabilities in high-growth areas like private markets, bank loans and middle office
•
Secured key strategic lift outs and partnerships, including the transfer of Mizuho Financial Group’s global custody business outside of Japan
•
Executed on joint go-to-market strategies across businesses to improve One State Street “total firm” performance
•
Launched a Digital Asset Platform to support tokenized product development

Risk Management Performance	• Improve risk profile	• Executed on actions to enhance the Investment Services control environment

Compensation for 2025

Individual Performance-Based Compensation Adjustments:
Based on the above factors, including particularly strong performance demonstrated by continued strong fee revenue and servicing fee revenue compared to 2024, strong sales pipeline and strategic lift outs and partnerships, with improved client sentiment, the HRC applied a +7.5% individual modifier to Mr. Ambrosius’ incentive compensation award.
Given the corporate performance factor of 117.5% and the positive individual performance adjustment described above, Mr. Ambrosius’ total incentive compensation was awarded at 125% of target for 2025, resulting in incentive compensation of $5,583,078 and total compensation of $9,142,578.

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Executive Compensation

Mostapha Tahiri, Executive Vice President and Chief Operating Officer

Mr. Tahiri serves as the Chief Operating Officer of State Street. In this role, Mr. Tahiri oversees Global Technology Services, Global Operations and Service Delivery to clients.
In evaluating Mr. Tahiri’s 2025 performance, the HRC focused on the most significant individual performance factors below:

Performance Area	2025 Key Individual Goals	Performance Factors and Results
Financial Performance	• Achieve 2025 financial objectives, including productivity and savings	• Delivered against full-year productivity and other savings objectives across Global Technology and Global Delivery
Business Performance
•
Continue improvement of client service quality through a client-centric, tech-led operating model
•
Accelerate transformation and drive innovation
•
Create an inspiring work environment to attract, engage and retain employees

•
Supported strong volume growth while also improving service-related sentiment
•
Delivered comprehensive artificial intelligence (AI) strategy
•
Continued to modernize core systems that support our operations to strengthen client delivery and scalability
•
Enhanced resiliency through technology modernization and simplification efforts, reducing risk and building a secure foundation for AI and data initiatives
•
Established NextGen Transformation vision and execution framework to accelerate operating model changes and associated cost structure benefits
•
Advanced Technology and Operations operating model transformation, including moving toward a platform and pods model to accelerate development of an Agentic AI platform

Risk Management Performance	• Strengthen internal controls and resiliency
•
Drove substantial advancements in strengthening resiliency posture, reducing operational risk, and protecting client and shareholder interests
•
Executed on actions to enhance the Technology and Operations control environment

Compensation for 2025

Individual Performance-Based Compensation Adjustments:
Based on the above factors, including strong performance demonstrated by delivery of a comprehensive AI strategy for the firm along with technology modernization and driving substantial enhancements to our resiliency posture, the HRC applied a +2.5% individual modifier to Mr. Tahiri’s incentive compensation award.
Given the corporate performance factor of 117.5% and the positive individual performance adjustment described above, Mr. Tahiri’s total incentive compensation was awarded at 120% of target for 2025, resulting in incentive compensation of $7,020,000 and total compensation of $7,670,000.

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Executive Compensation

Mark R. Keating, Executive Vice President and Global Head of Strategic Finance and former Interim CFO

Mr. Keating served as our interim CFO from February 2025 until August 2025, when Mr. Woods joined State Street. Since then, Mr. Keating has served as Global Head of Strategic Finance. While Interim CFO, Mr. Keating was responsible for our global finance functions.
In evaluating Mr. Keating’s 2025 performance, the HRC focused on the most significant individual performance factors below:

Performance Area	2025 Key Individual Goals	Performance Factors and Results
Financial Performance	• Deliver strong financial performance	• Returned over $2.1 billion in capital to shareholders in 2025 through common share repurchases and dividends
Business Performance	• Drive productivity and effectiveness across Finance
•
Delivered on 2025 productivity objectives for the Finance organization, reinforcing operational discipline
•
Enhanced earnings process for greater accuracy and timeliness
•
Increased automation across Finance processes, driving efficiency and reducing manual workload

Risk Management Performance	• Strengthen internal controls and resiliency	• Strengthened liquidity risk management and balance sheet resilience • Executed on actions to enhance the Finance and Treasury control environment

Compensation for 2025

Individual Performance-Based Compensation Adjustments:
The HRC determined that Mr. Keating’s individual performance was aligned with its evaluation of overall Company performance.
Given the corporate performance factor of 117.5% and the individual performance described above, Mr. Keating’s total incentive compensation was awarded at 117.5% of target for 2025, resulting in incentive compensation of $4,700,000 and total compensation of $5,200,000.

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Executive Compensation
Individual Compensation Decisions Summary
The HRC’s 2025 NEO incentive compensation decisions relative to target for the 2025 performance year are detailed in the table below. Note (1) describes the relationship between the 2025 amounts reported in the table below and those amounts reported in the Summary Compensation Table (as required by SEC rules) and related tables. While the table below summarizes how the HRC views annual compensation, it is not a substitute for the tables and disclosures required by SEC rules.

		Cash Incentive Compensation	Equity-Based Incentive Compensation		Total Incentive Compensation
Named Executive Officer(1),(2),(3)	Annual Fixed Pay	Immediate Cash	DSAs	Performance- Based RSUs	Actual	Target	Total Compensation
Ronald P. O’Hanley	$1,200,000	$5,399,375	$5,399,375	$10,798,750	$21,597,500	$16,300,000	$22,797,500
John F. Woods	750,000	2,775,938	1,982,812	3,172,500	7,931,250	6,750,000	8,681,250
Yie-Hsin Hung	700,000	3,480,750	2,486,250	3,978,000	9,945,000	7,800,000	10,645,000
Joerg Ambrosius	3,559,500(2)	1,954,077	1,395,770	2,233,231	5,583,078	4,466,462	9,142,578
Mostapha Tahiri	650,000	2,457,000	1,755,000	2,808,000	7,020,000	5,850,000	7,670,000
Mark R. Keating(3)	500,000	1,645,000	1,175,000	1,880,000	4,700,000	4,000,000	5,200,000

(1)
The compensation for the 2025 performance year described in the table above, which summarizes how the HRC evaluates annual total compensation, differs from the compensation described in the Summary Compensation Table in the following key respects:

—
Euro to US$ Conversion. Amounts in the table above and in the Summary Compensation Table for Mr. Ambrosius, who is paid in Euros, were converted from Euros to US$ as described in the Summary Compensation Table.

—
Annual Fixed Pay. The table above reflects the year-end fixed pay rate for each NEO, comprising base salary and, for Mr. Ambrosius, a fixed allowance. The “Salary” column in the Summary Compensation Table presents the amount of fixed pay, including the fixed allowance for Mr. Ambrosius, actually earned by each NEO during the relevant year.

—
Equity-Based Incentive Compensation Awards. The HRC grants equity-based incentive compensation awards based on the prior year’s performance. In the table above, equity-based awards are shown for the year of performance (i.e., equity-based awards granted in 2026 for 2025 performance are shown as 2025 compensation). Under SEC rules, the Summary Compensation Table presents equity-based awards in the year in which they are granted (i.e., equity-based awards granted in 2026 for 2025 performance are shown as 2026 compensation). Thus, the equity-based awards shown above for the 2025 performance year will be reported in the Summary Compensation Table for 2026.

—
Other Awards. In considering 2025 incentive compensation, the HRC did not include the cash- and equity-based awards as described in detail in the “Outperformance Awards and Other Elements of Compensation” section, as they are not part of annual compensation. Under applicable SEC rules, these awards are reported in the Summary Compensation Table for 2025.

—
Total Compensation. The amounts disclosed above differ from the amounts reported in the “Total” column of the Summary Compensation Table due to the different methodologies discussed in the notes above. Additionally, this table excludes items required to be included in the “Total” column of the Summary Compensation Table that State Street does not view as primary components of regular annual compensation and therefore were not considered in setting target incentive compensation or determining incentive compensation awards, such as the executive security package provided to Mr. O’Hanley.

(2)
The figure of $3,559,500 in this table comprises $734,500 base salary and $2,825,000 fixed allowance, which differs from the annualized fixed pay denominated in US$ disclosed for Mr. Ambrosius in our 2025 Proxy Statement due solely to the year-over-year change in the rate used for conversion of Euros to US$.

(3)
As described above under “Executive Summary—Executive Transitions,” Mr. Aboaf departed from State Street in February 2025 and Mr. Keating served as interim CFO until Mr. Woods joined State Street in August 2025. Mr. Aboaf received base salary during 2025 at an annual rate of $700,000 and did not have an incentive award target nor did he receive an incentive award for the 2025 performance year. Mr. Keating’s 2025 incentive compensation target was a weighted average target based on his term as Interim CFO and other roles during 2025.

2025 Target Total Compensation Changes. The HRC approved a market-based increase to Mr. O’Hanley’s 2025 target incentive compensation following a comprehensive review of compensation for his role in our Compensation Peer Group and the broader market, and taking into consideration other factors, including time in role, internal equity and strong performance over time.

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Executive Compensation
Outperformance Awards and Other Elements of Compensation
Outperformance Long-Term Performance Awards
In February 2025, the HRC approved separate outperformance long-term performance awards for certain executives, excluding our CEO, but including the Presidents of our major business lines—Ms. Hung and Mr. Ambrosius—and our Chief Operating Officer, Mr. Tahiri. The HRC selected these executives to receive the awards based on their critical roles in achieving the next phase of our growth strategy.
The goal of the outperformance long-term performance awards is to reward for disciplined execution against our strategic priorities with a focus on driving sustained fee revenue growth that exceeds an annualized rate of 5% and pre-tax margin that exceeds 29% over the performance period, each representing the performance required for maximum payout under the standard performance-based RSUs that we granted to our executives in February 2025, as described in the narrative discussion following the “2025 Grants of Plan-Based Awards” table. We have not achieved these performance levels, as certified by the HRC, over the course of any previous performance-based RSU performance period. Given the level of performance necessary for any payout under the outperformance long-term performance awards, the HRC considers this grant separate and distinct from annual compensation decisions. The awards are also subject to a 50% reduction if our absolute TSR performance is negative or our relative TSR performance is below the 55th percentile, aligning target payouts with the shareholder experience.
In granting the outperformance long-term performance awards, the HRC considered the following goals:
•
Invest and reward strong performance intended to drive sustainable long-term shareholder value creation
•
Maintain leadership continuity over the next 4+ years as we continue to execute against our strategic priorities to grow existing businesses, expand into adjacent markets and reinvent our operating model
•
Drive overall State Street alignment as we continue to augment our product and service offerings and expand into profitable new segments
The HRC designed the outperformance long-term performance awards to reward performance that exceeded the performance required for maximum payout under the standard performance-based RSUs that we granted to our executives in February 2025 as part of the annual compensation process, with the following design features:
•
Utilize our existing key operational metrics—fee revenue growth and pre-tax margin—using a structure familiar to our executives and our shareholders
•
Set consistent targets for all participants that must be achieved through collective outperformance
•
Extend the vesting period beyond that of our standard performance-based RSUs to incentivize responsible growth, requiring sustained achievement

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Executive Compensation
The outperformance long-term performance awards are equity-based awards, each with a target value of $5,000,000 if outperformance targets are achieved and time-based vesting conditions are met. The awards are designed to directly tie longer-term pay outcomes to the shareholder experience in a balanced manner that does not encourage imprudent risk taking. This structure is described below.

2025 – 2027 Outperformance Long-Term Performance-Based RSU Design(1),(2),(3)
2025 – 2027 Outperformance Long-Term Performance- Based RSU Metrics	Primary Performance Criteria
•
Vesting of this award requires Fee Revenue Growth of 6.0% and Pre-Tax Margin of 29.0% or Fee Revenue Growth of 5.0% and Pre-Tax Margin of 30.0% during the vesting period. No interpolation is used when performance is between these points.
•
Both the Fee Revenue Growth and Pre-Tax Margin Outperformance Targets are higher than the maximum performance goals under the standard performance-based RSUs that we granted to our executives in February 2025 during the annual compensation process
•
Total payout range from 0 to 150%, including the TSR Performance Modifier

TSR Performance Modifier(4)
•
The award includes a modifier requiring relative TSR outperformance to align with the shareholder experience
•
55th percentile relative TSR is required for the award to be earned at target
•
Performance below the 55th percentile or negative absolute TSR results in a payout reduction by half, while top quartile and top decile relative TSR result in a +25% and +50% modifier, respectively. No interpolation is used when performance is between these points.

Extended Vesting and Deferral
•
Vesting, if at all, will occur 50% following the end of the 2025 – 2027 performance period
•
The remaining 50% will vest following the end of 2028 if the fee revenue and pre-tax margin objectives are maintained in 2028, thereby requiring sustained performance.

Other Risk-Mitigating Features
Award is forfeited upon termination for any reason. No payout for executives if the HRC determines that (1) our cumulative ROE is less than 15% for the 2025 to 2027 performance period or (2) our Common Equity Tier 1 ratio falls below the regulatory minimum at the end of any fiscal quarter during 2025 to 2028 (the Extended Performance Period) or (3) the individual executive’s risk management performance for any fiscal year of the Extended Performance Period was highly unsatisfactory.

(1) to (4) See footnotes (1) through (4) above under the “2026 – 2028 Performance-Based RSU Design” table.
Sign-On Awards
Mr. Woods was appointed as our CFO effective August 25, 2025. In connection with the commencement of his employment, the HRC granted Mr. Woods replacement awards for deferred compensation awarded for service to his prior employer that was forfeited by reason of his decision to join State Street: $8,500,000 in DSAs (70% vesting in February 2027 and 30% vesting in February 2028), $3,500,000 in performance-based RSUs (vesting in a single tranche in February 2028 following a three-year performance period, subject to achievement of performance criteria consistent with the performance-based RSUs granted to State Street’s executive officers in February 2025 and described in our 2025 Proxy Statement) and $3,000,000 in cash (paid 50% in September 2025 and 50% payable in August 2026). In addition, the HRC approved a transition payment of $1,000,000 in immediate cash (paid in September 2025) to facilitate the transition to State Street.
The amount of the replacement awards is intended to be approximately equivalent to the awards forfeited by Mr. Woods and the compensation vehicles and vesting schedules of these replacement awards are designed to balance the original vesting schedules of the forfeited awards with the desire to maintain a significant portion in long-term equity-based vehicles. Payment under these awards is conditioned on continued employment and other standard terms and conditions, including customary forfeiture and clawback mechanisms, described in more detail below. In addition, the $3,000,000 cash award is subject to repayment in full to State Street on a pre-tax basis if Mr. Woods voluntarily resigns within three years of the award date.

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Executive Compensation
Prior Year Performance-Based RSU Awards
The performance-based RSUs granted for 2022 performance were earned at 109.4% of target in February 2026 based on the design and 2023 – 2025 performance as follows:(1),(2)

(1)
For additional information about the terms of these awards, see the narrative discussion following the “2025 Grants of Plan-Based Awards” table, the “Outstanding Equity Awards at Fiscal Year-End, December 31, 2025” table and our prior year proxy statements.

Core performance metrics are presented on a non-GAAP basis in this section, reflecting adjustments described in footnote 2. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.
(2)
Fee revenue performance was calculated based on the CAGR during the performance period, and ROE and pre-tax margin performance were calculated based on a simple average of the performance achieved in each year in the 2023 – 2025 performance period. Each of the ROE, pre-tax margin and fee revenue growth metrics were weighted equally.

All core performance metrics were subject to adjustment for pre-established, objectively determinable factors described above under footnote 2 to “Compensation Vehicles—Performance-based RSUs” and the HRC retained discretion to disregard any calculation adjustment that would have resulted in an increase to the core performance metrics and to reduce the payout under the award for other material items or events.
For the 2022 performance year performance-based RSUs, the HRC approved adjustments to the three-year average GAAP ROE of 10.3%, the three-year average GAAP pre-tax margin of 24.1% and the three-year GAAP fee revenue growth (CAGR) of 4.6% to account for: changes in tax or banking law or regulations; acquisitions, dispositions and similar transactions and related expenses; merger and integration expenses; restructuring charges and expenses; and legal and regulatory matters. See Appendix B for a reconciliation of these adjustments to the GAAP-basis results.
(3)	Linear interpolation was used where ROE, pre-tax margin or fee revenue growth performance was between the points shown in this table.
(4)	Three-year Relative TSR was between the 25th and 75th percentiles of our peers, so no adjustment was made to the initial payout outcome.
Adjustment and Recourse Mechanisms
Incentive compensation awards to our NEOs are subject to adjustment and recourse mechanisms, including ex ante adjustment, forfeiture and clawback, which may be applied jointly, or separately, as determined by the HRC.
Ex Ante Adjustment. Before incentive compensation awards are made for a given performance year, all awards for our NEOs, including deferred incentive compensation awards and immediate cash incentive compensation, are subject to downward adjustment, in whole or in part, upon the occurrence of specified events. The HRC, in its discretion, determines whether this ex ante adjustment is appropriate. The events for which ex ante adjustment may occur include:
•
if the executive’s actions exposed State Street to significant inappropriate risks
•
if the executive incurred significant or repeated compliance or risk-related violations of State Street’s policies.

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Executive Compensation
Forfeiture. Before vesting and delivery to the executive, all deferred incentive compensation awards to our NEOs allow reduction or cancellation of the award, in whole or in part, upon the occurrence of specified events. The HRC, in its discretion, determines whether forfeiture is appropriate. The events for which forfeiture may occur include:
•
if the executive’s actions exposed State Street to inappropriate risks, including in a supervisory capacity, that resulted or could reasonably be expected to result in material losses that are or would be substantial in relation to State Street’s or a relevant business unit’s revenue, capital and overall risk tolerance
•
if the executive engaged in fraud, gross negligence or any misconduct, including in a supervisory capacity, that was materially detrimental to the interests or business reputation of State Street or any of its businesses
•
if the executive engaged in conduct that constituted a violation of State Street policies and procedures or our Standard of Conduct in a manner which either caused or could have caused reputational harm that is material to State Street or either placed or could have placed State Street at material legal or financial risk
•
if, as a result of a material financial restatement contained in an SEC filing, or miscalculation or inaccuracy in the determination of performance metrics, financial results or other criteria used in determining the amount of the incentive compensation award, the executive would have received a smaller or no award.
In addition, all outstanding deferred incentive compensation awards are forfeited if an executive’s employment is terminated by State Street for gross misconduct.
Clawback. All amounts delivered to our NEOs as incentive compensation awards, including deferred incentive compensation awards and immediate cash incentive compensation, are subject to clawback mechanisms providing for the repayment of those amounts, in whole or in part, upon the occurrence of specified events. The HRC, in its discretion, determines whether clawback is appropriate, making that determination within four years (in the case of performance-based RSUs) or three years (in the case of all other incentive compensation awards) of the award’s grant date. The events for which clawback may occur include:
•
if the executive engaged in fraud or willful misconduct, including in a supervisory capacity, that resulted in financial or reputational harm that is material to State Street and resulted in termination of the executive’s employment
•
if, as a result of the occurrence of a material financial restatement by State Street contained in a filing with the SEC or miscalculation or inaccuracy in financial results, performance metrics, or other criteria used in determining the amount of the incentive compensation award, the executive would have received a smaller or no award
•
if the executive failed to comply with the terms of any covenant not to compete entered into with State Street.
In addition, in accordance with Section 303A.14 of the New York Stock Exchange Listed Company Manual, the Company adopted the State Street Compensation Recovery Policy, which applies to incentive-based compensation received after October 2, 2023. In the event the Company is required to prepare an accounting restatement, it will attempt to recover any erroneously awarded compensation that was received by an executive officer to the extent required by Section 303A.14.
All incentive compensation awards are also subject to any compensation recovery or similar requirements under State Street policies and applicable laws, rules and regulations and are interpreted and administered accordingly. This approach is intended to comply with applicable banking regulations and regulatory guidance on incentive compensation.
Retirement Benefits
Our U.S.-based NEOs are eligible to participate in our 401(k) retirement plan available to our U.S.-based employees generally. The plan includes a matching employer contribution of up to 6%, further capped at Internal Revenue Code limits. Messrs. Ambrosius and Keating hold a balance in now-frozen defined benefit arrangements, which are each described in further detail under the heading “2025 Pension Benefits” and “2025 Nonqualified Deferred Compensation,” respectively.
Deferred Compensation
We maintain a nonqualified deferred compensation plan that allows our U.S.-based NEOs and other senior U.S. employees to defer base salary and/or a portion of incentive compensation awards otherwise payable in immediate cash. In 2025, Mr. O’Hanley and Ms. Hung deferred compensation under this plan. State Street matches all deferrals made under this plan up to a maximum of 5% of a participant’s match-eligible compensation, comprising the lesser of (i) base salary plus immediately payable annual cash incentive compensation or (ii) $500,000, in either case reduced by the applicable Internal Revenue Code cap on annual compensation ($350,000 in 2025). Participants receive a return based on one or more notional investment

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Executive Compensation
options selected by the participant. Currently, the investment options include a money market fund, a State Street ESOP fund and three index funds. This nonqualified deferred compensation plan supplements deferrals made under our tax-qualified 401(k) plan. We provide these nonqualified deferred compensation benefits because many companies of our size provide a similar benefit to their senior employees. This plan is described under the heading “2025 Nonqualified Deferred Compensation.”
Perquisites
We provide our NEOs with modest perquisites, such as annual physicals and personal liability coverage. In addition, the Board provided Mr. O’Hanley with an executive security package consisting of a car and driver and other security benefits. These security measures, along with the parking benefits provided to our NEOs and the car provided to Mr. Ambrosius (a customary benefit provided to our leaders in Germany), promote the effectiveness of our senior executives, allowing them greater opportunity to focus their attention on our business operations and activities. In limited circumstances, our NEOs have combined personal travel with business travel, generally at no incremental cost to us. We do not provide a tax gross-up for the income attributable to any perquisite for our NEOs, other than for a small meal allowance provided as a customary benefit to all employees in Germany including to Mr. Ambrosius, and certain international assignment and relocation benefits.
Change-of-Control Agreements
Under a long-standing program, we have change-of-control employment agreements in place with each of our NEOs. We provide these agreements because we believe providing some protection in the event of a change of control is necessary to attract and retain high quality executives and to help address potential distractions during the period leading up to a possible change of control. Our change-of-control arrangements are further described under “Potential Payments upon Termination or Change of Control as of December 31, 2025.”
Other Elements of Our Compensation-Setting Process
Peer Group and Compensation Market Data
The HRC periodically reviews peer group data as an input into its compensation oversight decisions.
Compensation Peer Group. The Compensation Peer Group provides a reference for setting top executive target pay levels, making actual pay decisions, reviewing compensation design and comparing State Street’s relative pay and performance to market. The HRC uses benchmarking derived from publicly-sourced compensation data for this group, supplemented with data from multiple compensation surveys, and guidance from the HRC’s independent compensation consultant to understand market compensation levels for executives in comparable roles and executive pay practices, including program design and pay mix.
The HRC considers few companies to be true comparators for the specific scope of our primary business activities, so we include in our Compensation Peer Group our Direct Peers (The Bank of New York Mellon Corporation and Northern Trust Corporation) and other companies with which we compete in some aspects of our businesses and for executive talent. The companies vary in size, business lines, the nature of executive roles and applicable regulation, including status (like State Street) as a systemically important financial institution, which results in more stringent capital and other regulatory requirements relative to some of our peers. Therefore, the HRC did not treat Compensation Peer Group data as definitive when determining executive compensation for 2025. Rather, it referenced this data, but formed its own perspective on compensation for our NEOs based on its subjective evaluation of many factors, including those described under the heading “Performance and Compensation Decisions—Total Compensation Approach.” In addition to the survey data, the HRC received regular updates during 2025 and the first quarter of 2026 regarding market trends and compensation actions at major financial services institutions.
Compensation Peer Group for 2025. The HRC’s 2025 Compensation Peer Group review included an evaluation of relevant industry sectors; peer size, including revenue, assets and market capitalization; business model; and regulatory oversight. In reviewing the peer group for 2025, the HRC focused on the following:
•	State Street’s current business model and strategic direction;
•	Maintaining a balance of smaller and larger firms relative to State Street, which can be expressed by assets, market capitalization and revenues; and
•	Continuing to include companies with which State Street competes for executive talent and that must comply with similar regulatory requirements.

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Executive Compensation
Accordingly, the HRC maintained our existing Compensation Peer Group for the 2025 performance year, consisting of the following firms:

*Indicates firms in our Compensation Peer Group which are designated as global systemically important financial institutions for 2025
Roles of the HRC and the CEO
The HRC is responsible for our executive officer compensation plans and programs. The HRC performs these responsibilities for the CEO in consultation with the other independent directors. In assessing performance and compensation for our Other NEOs, the HRC considers the CEO’s recommendations and input from the other independent directors, and then makes final compensation decisions.
The HRC met six times from August 2025 through March 2026 regarding matters within its remit, including 2025 NEO compensation and related topics, and evaluated a broad range of corporate performance factors, individual performance updates, market information, regulatory updates and input from our shareholder engagement efforts, as well as our pay-for-performance practices and the results of our annual shareholder meeting, including “Say on Pay” results. The HRC also considered evolving trends, practices, guidance and requirements in the design, regulation, risk alignment and governance of compensation matters in the U.S. and other jurisdictions. During these meetings, the HRC received regular updates, including from the HRC’s independent compensation consultant, on these and other matters, particularly with respect to the financial services industry.
Role of the Compensation Consultant
The HRC retains Meridian Compensation Partners to provide independent compensation consulting to the Board. Meridian regularly participated in meetings and executive sessions of the HRC. Meridian did not provide any other services to State Street in 2025.
The HRC believes the consultant’s primary representatives advising it should be independent for the consultant to provide appropriate advice on compensation matters. Therefore, the HRC maintains a policy requiring an annual assessment of compensation consultant independence based on the requirements of the NYSE. In December 2025, the HRC reviewed the independence of Meridian and its primary representatives under the policy, and determined the primary representatives of Meridian to be independent and that no conflicts of interest were raised by the services of Meridian or its primary representatives.
The HRC reviews data prepared by Willis Towers Watson PLC and McLagan Partners as part of its consideration of compensation matters. Each of these companies, engaged by our Global Human Resources group based on its specialized expertise in the financial services industry, has provided other services to State Street in the past and may do so in the future.

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Executive Compensation
Tax Deductibility of Executive Compensation
Section 162(m) of the U.S. Internal Revenue Code generally limits to $1 million the U.S. federal income tax deductibility of compensation paid to certain employees. The HRC believes that shareholder interests are best served by not restricting its discretion and flexibility in structuring compensation programs, even though such programs result in non-deductible compensation expenses. Therefore, the HRC has approved 2025 compensation for our NEOs that will not be fully deductible.
HRC Process Concerning Risk Alignment
The HRC is focused on aligning incentive compensation with risk management principles. We provide incentives that are designed not to encourage unnecessary or excessive risk-taking, and we maintain related process controls and oversight. These features include:
•
HRC Interaction and Overlap with the RC and the E&A. Members of the HRC regularly communicate with the RC and the E&A to integrate input from these other committees into compensation decisions. The HRC Chair also serves on the E&A and another member of the HRC serves on the RC. In addition, our Lead Director, who serves as a member of the HRC, participates in meetings of the RC and the E&A as part of her leadership role on the Board.
•
Corporate Risk Summary Review. The HRC periodically reviews an assessment of firm-wide risk, prepared by the Chief Risk Officer (CRO) and confirmed by the RC.
•
Annual Compensation Risk Review. The HRC annually meets with our Chief Human Resources Officer, CRO and Chief Compliance and Operational Risk Officer to evaluate our compensation programs and review an assessment of the design and operation of State Street’s incentive compensation system in providing risk-taking incentives that are consistent with the organization’s safety and soundness, as described in more detail under the heading “Alignment of Incentive Compensation and Risk.”
•
Risk-Based Adjustments to Incentive Compensation Awards. We use a two-pronged process for risk-based adjustments to incentive compensation awards for our NEOs. This process allows for, as appropriate, both: (1) adjustments at the time awards are made (“ex ante” adjustments) and (2) adjustments after the awards are made (“ex post” adjustments) through recoupment of incentive compensation that has already been awarded, where applicable, via forfeiture (before vesting and delivery) or clawback (after vesting and delivery). For more detail, see the discussion under “Outperformance Awards and Other Elements of Compensation—Adjustment and Recourse Mechanisms.”
•
Emphasis on Deferral and Equity-Based Compensation. We maintain significant levels of deferred equity-based compensation for our executives to align each executive’s compensation with the risks and performance results experienced by our shareholders, and the proportion of our NEOs’ incentive compensation delivered in the form of deferred compensation continues to place a significant amount of compensation at risk for ex post adjustments in specified circumstances.
•
Metrics and Targets and Payout Levels for Performance-Based RSUs Designed to Drive Long-Term Strategy. We deliver a substantial proportion of equity compensation for our executives in performance-based RSUs, using metrics designed to drive our long-term strategy. Each year, we assess target and payout ranges for new performance-based RSU awards and set them at levels that the HRC believes are appropriate to incentivize our executives to achieve our strategic goals and enhance long-term shareholder value, while not creating incentives for excessive risk-taking. In setting targets and payout ranges, the HRC considers publicly-stated guidance and projections and current-year results, among other factors.
For more detail, see the discussion under “Alignment of Incentive Compensation and Risk.”
Executive Equity Ownership Guidelines, Practices and Policies
We believe executive stock ownership aligns our executives’ interests with those of our shareholders. It also incentivizes our executives to meet our financial, business and risk management objectives. Therefore, we maintain the following practices, policies and guidelines:
Stock Ownership Guidelines. Our stock ownership guidelines apply to all of our executive officers who are members of our management Executive Committee, including our NEOs. These guidelines require executives to own shares of common stock with a value equal to a multiple of base salary as shown below. As described above under “Shareholder Outreach and Responsiveness,” the HRC approved an increase to the guideline level for the CEO from seven to 10 times base salary and for

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Executive Compensation
certain other executive officers, from three to five times base salary, effective January 1, 2026. Guideline levels are phased-in over a period of five years, with the first year starting on January 1 after the executive officer becomes subject to the guidelines. The executive officer is expected to attain the ownership level ratably over five years and is deemed to satisfy the guideline if that ratable ownership level is met.
Our stock ownership guidelines also include a holding requirement. Under this requirement, during the five-year phase-in period, each executive officer must hold 50% of the net shares received from a vesting event if the ownership requirement is not met. Following the phase-in period, if the ownership guideline is not met, that executive officer must hold 100% of the number of net shares received from a vesting event until the ownership guideline is satisfied.

Name	Stock Ownership Guideline Multiple of Base Salary	Executive Exceeds Ownership Guideline
Ronald P. O’Hanley	10	✔
John F. Woods	5	✔
Joerg Ambrosius	5	✔
Yie-Hsin Hung	5	✔
Mostapha Tahiri	5	✔

The level of ownership was calculated on March 25, 2026, which is used for the “Security Ownership of Certain Beneficial Owners and Management Table,” and by reference to the closing price of our common stock on the NYSE on that date. Ownership includes shares directly owned and DSAs (on an estimated after-tax basis), shares held under our 401(k) retirement plan, vested shares in other State Street retirement plans and certain indirectly held shares, but excludes unearned performance-based RSUs. This calculation differs from that under applicable SEC rules for purposes of the “Security Ownership of Certain Beneficial Owners and Management Table.” The holding requirement does not apply to Ms. Hung or Messrs. O’Hanley, Woods, Ambrosius and Tahiri, as each exceeded their full (not ratable) ownership guideline. Because Mr. Keating ceased serving as an executive officer in August 2025, he is no longer subject to the Stock Ownership Guidelines. Mr. Aboaf departed State Street in February 2025.
Securities Trading Policy; No Hedging, Pledging or Speculative Trading; Rule 10b5-1 Plans. State Street has a Securities Trading Policy that contains specific provisions and trading restrictions. The policy assists our directors, executive officers and other designated employees with access to sensitive information in complying with U.S. federal securities laws when trading in State Street securities. The policy prohibits the following in State Street securities: short selling, engaging in options trading or hedging transactions, pledging as collateral and engaging in speculative trading by directors and executive officers, as well as by other members of their household and their dependent family members, and certain accounts or entities over which the person has a control or a beneficial interest. The policy permits individuals, including our NEOs, to enter into trading plans designed to comply with Rule 10b5-1 under the Securities Exchange Act of 1934. Rule 10b5-1 allows executives to prearrange sales of their company’s securities in a manner designed to avoid initiating stock transactions while in possession of material non-public information. Our NEOs and other executive officers may, from time to time, adopt trading plans under Rule 10b5-1 and effect transactions in our securities under those plans. With regard to the Company’s trading in its own securities, it is the Company’s policy to comply with the federal securities laws and applicable NYSE requirements. The Securities Trading Policy is in addition to the requirement in our Standard of Conduct that all employees’ trading activities must be in compliance with applicable law and may not be made on the basis of material non-public information. In addition, the Standard of Conduct prohibits all employees from engaging in options, hedging or short sales involving securities issued by State Street, and provides that anything beyond simple purchases or sales of State Street stock is strictly prohibited.

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Executive Compensation
Equity Grant Guidelines. The HRC’s Equity Grant Guidelines are described below:
•
Annual Equity-Based Grants. Annual grants of equity-based incentive compensation awards to our employees are typically made by the HRC on the date of a scheduled meeting of the HRC or the Board of Directors to be held in February or March of each year following the public release of financial results for the prior fiscal year. Pursuant to authority delegated by the Board, and subject to any limitations that the Board or HRC may establish, another committee of the Board (which may consist of a single member) may make annual grants to persons other than executive officers on the date of the scheduled meeting in February or March.

•
Other Equity-Based Grants. Grants of equity to NEOs and other executive officers in connection with new hires, promotions, special recognition, retention or other special circumstances are made by the HRC. Equity grants to other individuals may be made either by the HRC or, subject to any limitations that the Board or the HRC may establish, a committee of the Board composed of (1) the Chairman of the Board, (2) the Chief Executive Officer, if a member of the Board, (3) the HRC Chair or (4) the HRC Chair along with any other member of the HRC. This type of grant may be made on the date of a scheduled meeting of the HRC, a scheduled meeting of the Board or the last business day of a calendar month.

•
The exercise price for any stock options and stock appreciation rights (SARs) will be the NYSE closing price of State Street’s common stock on the grant date. We did not award any stock options or SARs as part of 2025 compensation.

There was no program, plan or practice of timing equity-based incentive compensation awards in coordination with the release of material non-public information, other than to set the February 2026 HRC meeting at which 2025 awards were granted to follow the public announcement of periodic financial results and other information in early 2026.

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Other Executive Compensation Information
Human Resources Committee Report
The HRC furnishes the following report:
The HRC has reviewed and discussed the Compensation Discussion and Analysis with State Street management. Based on this review and discussion, the HRC recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.

Submitted by,
John B. Rhea, Chair Amelia C. Fawcett Sara Mathew	William L. Meaney Julio A. Portalatin Brian J. Porter

Alignment of Incentive Compensation and Risk
We align incentive compensation with appropriate risk management principles, such as providing incentives designed not to encourage unnecessary or excessive risk-taking and establishing additional process controls and oversight where appropriate. We utilize broad and integrated processes to maintain this alignment, including as follows:

Risk-Based Review of Incentive Plan Design

•	Incentive compensation arrangements are designed through consultation with the relevant business units, including a formalized requirement for risk review
•
A management committee (the Incentive Compensation Control Committee, or ICCC), comprising generally senior representatives of our risk management, human resources and internal control functions, assesses all incentive compensation arrangements to promote their consistency with the safety and soundness of State Street and with applicable regulations and guidance

•
Both the Human Resources Committee (HRC) and a management committee focusing on compliance program oversight (the Compliance Program Oversight Committee) receive and review a report containing the ICCC’s risk assessment of the design and operation of State Street’s incentive compensation system in providing incentives consistent with the organization’s safety and soundness

•
The HRC interacts closely with our Risk Committee and Examining and Audit Committee, and our independent Lead Director is expected to attend all Committee meetings, providing governance continuity from both a compensation-risk perspective and also from a broader risk management perspective. The HRC also annually meets with our Chief Human Resources Officer, Chief Risk Officer and Chief Compliance and Operational Risk Officer to evaluate the incentive compensation plans for all State Street employees, including the NEOs, relative to risk management principles

Identification of Material Risk-Takers

•	Through a process led by our Enterprise Risk Management group, we identify the population of individuals whose normal activities may involve material risk-taking (material risk-takers)
•	Our internal compensation arrangements with these employees provide for risk-based adjustments to compensation if required, as described below

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Other Executive Compensation Information

Risk-Based Adjustments to Compensation for Material Risk-Takers

•	Incentive compensation awarded to material risk-takers is subject to risk-based adjustments both before and after the compensation is awarded (ex ante and ex post adjustments, respectively)
•	Ex ante adjustments are guided by a risk assessment, prepared by the Chief Risk Officer and confirmed by the Risk Committee, evaluating firm-wide risk in several categories
•
Ex post adjustments include a forfeiture provision, which operates to reduce or cancel the amount remaining to be paid under the relevant award if the HRC determines that the actions of the material risk-taker exposed State Street to inappropriate risks that resulted or could reasonably be expected to result in material losses that are or would be substantial in relation to State Street’s or a relevant business unit’s revenue, capital and overall risk tolerance

•
Additional ex post adjustment mechanisms, including misconduct and financial restatement-related forfeiture and clawback provisions, are applicable to all Executive Vice Presidents, including our NEOs. As a material risk-taker located in Germany, Mr. Ambrosius is also subject to further ex ante and ex post adjustment mechanisms under relevant remuneration regulations

Risk-Based Adjustments to Compensation for All Employees

•
Results of business unit- and corporate function-level risk assessments are used as an input to allocate bonus pools to each business unit and corporate function, as well as for further sub-allocations

•
Poor risk performance, including significant or repeated compliance or risk-related violations of State Street’s policies, may result in ex ante adjustments to an individual’s incentive compensation as part of a progressive discipline structure to hold individual employees accountable for their performance

•	All outstanding deferred incentive compensation awards are subject to forfeiture if an employee is terminated for gross misconduct
Board Committee Review of Selected Control Function Compensation

•
Committees of the Board with oversight of an area managed by specific control functions assess the performance of, and individual compensation recommendations for, the heads of the relevant control function and review the compensation for the entire control function

•	Results of the Board-level Committee assessments are reported to the HRC as an input into final compensation determinations
•
This process provides the relevant Committee with additional perspective on the performance of the relevant control function and whether that function is being allocated appropriate resources and compensation

As a result of these reviews and processes, we believe that our compensation policies and practices for employees do not promote excessive risk-taking and do not provide incentives to create risks that are reasonably likely to have a material adverse effect on us.

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Other Executive Compensation Information
Summary Compensation Table

Name and Principal Position	Year	Salary(1) ($)	Bonus(2) ($)	Stock Awards(3) ($)	Non-Equity Incentive Plan Compensation(1)(4) ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings(1)(5) ($)	All Other Compensation(1)(6) ($)	Total ($)
Ronald P. O’Hanley Chairman, CEO and President	2025	$1,200,000	$—	$12,764,924	$5,399,375	$—	$164,771	$19,529,070
	2024	1,200,000	—	11,099,930	4,255,984	—	160,053	16,715,967
	2023	1,146,154	—	12,149,906	16,318	—	136,786	13,449,164
John F. Woods* Executive Vice President and CFO	2025	230,769	2,500,000	11,999,983	2,775,938	—	4,190	17,510,880
Mark R. Keating* Executive Vice President and Global Head of Strategic Finance and former Interim CFO	2025	495,385	—	975,066	1,678,522	16,493	62,537	3,228,003
Eric W. Aboaf* Former Vice Chairman and CFO	2025	118,462	—	—	67,759	—	73,116	259,337
	2024	700,000	—	4,033,195	140,923	—	94,016	4,968,134
	2023	700,000	—	4,744,997	2,331,183	—	113,910	7,890,090
Joerg Ambrosius Executive Vice President and President of Investment Services	2025	3,559,500	—	2,821,277	2,048,887	153,741	89,695	8,673,100
	2024	2,578,767	—	1,126,081	1,605,621	122,088	83,018	5,515,575
Yie-Hsin Hung President and CEO of State Street Investment Management	2025	700,000	—	6,337,511	3,560,554	—	99,837	10,697,902
	2024	700,000	—	5,069,971	3,579,147	—	97,606	9,446,724
	2023	700,000	4,500,000	4,999,960	2,937,128	—	57,341	13,194,429
Mostapha Tahiri Executive Vice President and Chief Operating Officer	2025	650,000	—	3,737,498	2,468,806	—	62,537	6,918,841

*
Mr. Aboaf ceased serving in these roles and departed State Street on February 13, 2025. Mr. Keating served as interim CFO from February 14, 2025 to August 24, 2025. Mr. Woods joined State Street and was appointed as CFO on August 25, 2025.

(1)
For Mr. Ambrosius, includes his salary ($734,500) and a fixed allowance paid in cash ($2,825,000). Salary, fixed allowance and compensation included in the “All Other Compensation” column for Mr. Ambrosius were converted from EUR to USD using a monthly-average exchange rate of 1.13; non-equity incentive plan compensation and change in pension value were converted from EUR to USD using a December 1, 2025 exchange rate of 1.16.

(2)
Reflects a cash transition award of $1,000,000 and a cash buyout award of $1,500,000 that Mr. Woods received in 2025 in connection with his commencement of employment at State Street on August 25, 2025. Reflects a cash sign-on award of $1,500,000 and a deferred value award (DVA) of $3,000,000 that Ms. Hung received in 2023 in connection with her commencement of employment at State Street on December 5, 2022.

(3)
Amounts represent the grant date fair value of cash-settled restricted stock units (CRSUs), DSAs and performance-based RSUs. The fair value of each award is computed in accordance with GAAP (FASB ASC 718), using the assumptions stated in note 18 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025. The amounts included for the 2025 performance-based RSUs reflect target level performance, as reflected in the “2025 Grants of Plan-Based Awards” table. Based on the grant date fair value and assuming that performance results in the maximum number of shares vesting, each NEO’s 2025 performance-based RSUs granted for 2024 performance would have a maximum payout as follows: Mr. O’Hanley – 143,009 shares and value of $12,764,983; Mr. Woods – 49,389 shares and value of $5,250,051; Mr. Keating – 8,193 shares and value of $731,307; Mr. Aboaf - 0 shares and value of $0; Mr. Ambrosius - 30,437 shares and value of $2,604,190; Ms. Hung – 65,540 shares and value of $5,850,100; and Mr. Tahiri - 38,651 shares and value of $3,449,988. Based on the grant date stock price, the outperformance long-term performance-based RSUs granted in 2025 would have a maximum payout as follows: Messrs. Ambrosius and Tahiri and Ms. Hung - 85,793 shares and value of $8,513,239. Based on the grant date fair value and assuming that performance results in the maximum number of shares vesting, each previously disclosed NEO’s 2024 performance-based RSUs would have a maximum payout as follows: Mr. O’Hanley – 128,870 shares and value of $8,325,002; Mr. Aboaf – 57,632 shares and value of $3,723,027; Mr. Ambrosius - 11,918

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Other Executive Compensation Information
shares and value of $703,895; and Ms. Hung - 72,446 shares and value of $4,680,012. Based on the grant date fair value and assuming that performance results in the maximum number of shares vesting, each previously disclosed NEO’s 2023 performance-based RSUs would have a maximum payout as follows: Mr. O’Hanley – 128,588 shares and value of $10,125,019; and Mr. Aboaf – 55,626 shares and value of $4,379,991.
(4)
Represents the immediate cash portion of incentive compensation and any dividends credited on DVAs outstanding during 2025, as shown in the table below. To better align the mix between short-term and long-term vehicles with our peers, while maintaining an emphasis on deferred long-term incentive compensation, the Human Resources Committee eliminated the DVAs portion of incentive compensation for the 2025 performance year, as described in more detail in our 2025 Proxy Statement. DVAs are units that receive a notional investment return of a money market instrument. During the deferral period, DVAs are credited with additional notional units based on the return of the State Street Institutional U.S. Government Money Market Fund if the monthly dividend rate is at least equal to 0.001 per unit. These dividends vest and are paid at the same time and in the same form as the related DVA unit.

	2025 Non-Equity Incentive Plan Compensation
Name	Immediate Cash	Dividends Credited on Outstanding DVAs	Total
Ronald P. O’Hanley	$5,399,375	$―	$5,399,375
John F. Woods	2,775,938	—	2,775,938
Mark R. Keating	1,645,000	33,522	1,678,522
Eric W. Aboaf	—	67,759	67,759
Joerg Ambrosius	1,954,077	94,810	2,048,887
Yie-Hsin Hung	3,480,750	79,804	3,560,554
Mostapha Tahiri	2,457,000	11,806	2,468,806

(5)
Because our deferred compensation plans do not provide above-market earnings, no earnings are included in this column. The amounts in this column for Mr. Keating represent the change in the actuarial present value of the accumulated benefits under the State Street Retirement Plan (SSRP) and Management Supplemental Retirement Plan (MSRP), which are U.S. defined benefit pension plans that were frozen as of December 31, 2007. For 2025, the change in value presented in the Summary Compensation Table above reflects a year-over-year update to applicable actuarial assumptions from December 31, 2024 to December 31, 2025, including a decrease in market rates, as well as the impact of Mr. Keating having aged one additional year closer to normal retirement age (65). These updates resulted in an increase in the actuarial present value of Mr. Keating’s benefits totaling $16,493, of which $17,140 is attributable to an additional year of age, partially offset by a $647 decrease attributable to changes in assumptions. The change in pension value presented in the Summary Compensation Table above represents actuarial calculations based upon assumptions on the relevant dates to the extent relevant factors are unknown. The actuarial present value of the accumulated pension benefits calculated on future dates may increase or decrease, based on assumptions applicable on those future dates and on formula-driven changes due to Mr. Keating’s age and service at that time.

The amounts in this column represent the change in the actuarial present value of the accumulated benefits under the Versorgungsplan für die Mitarbeiter der State Street GmbH Munich (“State Street GmbH Munich Retirement Plan”) for Mr. Ambrosius. The State Street GmbH Munich Retirement Plan is a defined benefit pension plan with on-going benefit accruals; it is frozen to new participants. For 2025, the change in value presented in the Summary Compensation Table above reflects a year-over-year update to applicable actuarial calculation assumptions from December 31, 2024 to December 31, 2025, including an increase in the discount rate assumption as well as formula-driven changes due to an additional year of age and service. These updates resulted in an increase in the actuarial present value of Mr. Ambrosius’s benefits totaling $153,741, of which a $372,089 increase is attributable to additional age and service, offset by a $218,348 decrease attributable to changes in assumptions, including exchange rate. The change in pension value presented in the Summary Compensation Table above represents actuarial calculations based upon assumptions on the relevant dates to the extent relevant factors are unknown. The actuarial present value of the accumulated pension benefits calculated on future dates may increase or decrease, based on assumptions applicable on those future dates and on formula-driven changes due to Mr. Ambrosius’s age and service at that time.

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Other Executive Compensation Information
(6)	The following table describes the amounts set forth for 2025 in the “All Other Compensation” column:

Name	Executive Security(A)	Company Contributions to Defined Contribution Plans(B)	Charitable Donations and Matching Contributions(C)	Other Benefits(D)	Total
Ronald P. O’Hanley	$54,734	$28,500	$65,000	$16,537	$164,771
John F. Woods	―	―	―	4,190	4,190
Mark R. Keating	―	21,000	25,000	16,537	62,537
Eric W. Aboaf	―	7,536	55,000	10,580	73,116
Joerg Ambrosius	―	4,236	―	85,459	89,695
Yie-Hsin Hung	―	28,500	65,000	6,337	99,837
Mostapha Tahiri	―	21,000	25,000	16,537	62,537

(A)
The Board approved an executive security package for Mr. O’Hanley that includes a car and driver and residential security. The aggregate incremental cost of the car and driver for 2025 was $38,431, calculated by allocating the total cost of the car and driver between non-business and business use by mileage traveled. The aggregate incremental cost of residential security was $1,303, reflecting amounts invoiced for alarm monitoring and maintenance. In addition, the Company conducted an independent security study for Mr. O’Hanley at a cost of $15,000.

(B)
Company contributions to savings plans: (1) $21,000 to the Salary Savings Program (SSP) for Messrs. O’Hanley, Keating and Tahiri and Ms. Hung; and $7,536 for Mr. Aboaf; (2) $7,500 to the Management Supplemental Savings Plan (MSSP) for Mr. O’Hanley and Ms. Hung; and (3) $4,236 to the BVV defined contribution plan for Mr. Ambrosius.

(C)
Messrs. O’Hanley, Aboaf, Keating and Tahiri and Ms. Hung each directed contributions of $25,000 under our Executive Leadership program, which allows Executive Vice Presidents and above serving on non-profit boards to annually recommend a financial contribution from the State Street Foundation to the non-profit. In addition, matching contributions were made in the name of Mr. O’Hanley ($40,000), Mr. Aboaf ($30,000) and Ms. Hung ($40,000) under our matching gift program, which will match contributions made by employees to eligible charitable and educational organizations in accordance with specified annual limits.

(D)
Includes $10,200 for parking benefits for Messrs. O’Hanley, Keating and Tahiri; $2,712 for personal liability coverage to each NEO except for Mr. Woods at $565; and $3,625 for an executive health screening available to each NEO. Mr. Ambrosius receives access to office parking at no aggregate incremental cost to the Company. For Mr. Aboaf, includes $4,243 for a retirement gift. For Mr. Ambrosius, includes $36,574 for life and accident insurance, capital-forming benefits and meal allowance. The Company provides its German executives with use of a company car. For Mr. Ambrosius, the cost of that car was $42,547 during 2025.

The table above otherwise does not include any amounts for personal travel in connection with business travel by our NEOs because such travel had no aggregate incremental cost to the Company.

State Street — 2026 Notice of Meeting and Proxy Statement	73

Other Executive Compensation Information
2025 Grants of Plan-Based Awards

			Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)		Estimated Future Payouts Under Equity Incentive Plan Awards(2)		All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards(3) ($)
Name	Award	Grant Date	Target ($)	Maximum ($)	Target (#)	Maximum (#)
Ronald P. O’Hanley	2025 Cash-Based Incentive		$4,075,000	$8,150,000	―	―	―	$―
	Performance-Based RSU(4)	2/28/2025	―	―	95,339	143,009	―	8,509,959
	DSA(4)	2/28/2025	―	―	―	―	46,799	4,254,965
John F. Woods	2025 Cash-Based Incentive		2,362,500	4,725,000	―	―	―	―
	Performance-Based RSU(5)	8/29/2025	―	―	32,926	49,389	―	3,500,034
	DSA(5)	8/29/2025	―	―	―	―	78,103	8,499,949
Mark R. Keating	2025 Cash-Based Incentive		1,400,000	2,800,000	―	―	―	―
	Performance-Based RSU(4)	2/28/2025	―	―	5,462	8,193	―	487,538
	DSA(4)	2/28/2025	―	―	―	―	5,286	487,528
Joerg Ambrosius	2025 Cash-Based Incentive		1,563,262	3,126,524	―	―	―	―
	Performance-Based RSU(4)	2/28/2025	―	―	20,291	30,437	―	1,736,098
	Outperformance Long-Term Performance-Based RSU(6)	2/28/2025	―	―	57,195	85,793	―	―
	DSA(4)	2/28/2025	―	―	―	―	10,936	1,085,179
Yie-Hsin Hung	2025 Cash-Based Incentive		2,730,000	5,460,000	―	―	―	―
	Performance-Based RSU(4)	2/28/2025	―	―	43,693	65,540	―	3,900,037
	Outperformance Long-Term Performance-Based RSU(6)	2/28/2025	―	―	57,195	85,793	―	―
	DSA(4)	2/28/2025	―	―	―	―	26,809	2,437,474
Mostapha Tahiri	2025 Cash-Based Incentive		2,047,500	4,095,000	―	―	―	―
	Performance-Based RSU(4)	2/28/2025	―	―	25,767	38,651	―	2,299,962
	Outperformance Long-Term Performance-Based RSU(6)	2/28/2025	―	―	57,195	85,793	―	―
	DSA(4)	2/28/2025	―	―	―	―	15,811	1,437,536

(1)
The 2025 cash-based incentive did not have a threshold amount. The amounts shown above reflect the target and maximum amounts payable following the Committee’s approval of final incentive compensation targets for 2025. The cash-based incentive amounts earned for 2025 were made in the form of immediate cash, and are reported in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

(2)	Performance-based RSUs granted in 2025 do not have a threshold payout.
(3)
Fair value of the awards is computed in accordance with FASB ASC Topic 718, using the assumptions stated in note 18 to the consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2025.

(4)	Performance-based RSUs and DSAs were granted in 2025 as part of 2024 compensation.
(5)	Performance-based RSUs and DSAs granted to Mr. Woods were buyout awards granted in connection with his commencement of employment at State Street.
(6)
Outperformance long-term performance-based RSUs are described in more detail above under “Compensation Discussion and Analysis—Outperformance Awards and Other Elements of Compensation.” Because the performance conditions associated with these awards were not deemed probable of occurring on the grant date, the grant date fair value of these awards was determined to be zero.

Narrative Disclosure Accompanying Grants of Plan-Based Awards Table
The awards set forth in the “Estimated Possible Payouts Under Non-Equity Incentive Plan Awards” column of the 2025 Grants of Plan-Based Awards table above were the cash-based portion of the target and maximum (200% of target) incentive compensation awards that were granted as part of 2025 incentive compensation. The actual cash-based incentive compensation awards earned by each NEO are included in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table.

State Street — 2026 Notice of Meeting and Proxy Statement	74

Other Executive Compensation Information
The performance-based RSU awards set forth in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column of the 2025 Grants of Plan-Based Awards table were granted in 2025 as a component of each NEO’s 2024 performance year incentive compensation. The percent at which these awards are earned will be determined based on the core performance matrix shown below over a three-year performance period (January 1, 2025 to December 31, 2027): (a) the simple average of each calendar year’s pre-tax margin; and (b) the compound annual growth rate for fee revenue, with each subject to adjustment by the Human Resources Committee for pre-established factors, then as modified by two performance metrics: (x) State Street’s relative total shareholder return (TSR) versus the KBW Bank Index over the performance period and (y) return on equity (ROE) over the performance period, as adjusted by the Human Resources Committee for pre-established factors. For pre-tax margin and fee revenue growth, the earned percentage will be determined using bilinear interpolation to adjust between the points shown in the Core Performance Matrix table below. For ROE, linear interpolation will be used between the points shown in the ROE Modifier table below. The relative TSR modifier and ROE modifier shown below are added to the earned percentage outcome calculated based on the core performance matrix to determine the percentage earned. Additionally, for the performance-based RSUs granted to Mr. Ambrosius, the initial percentage earned is subject to further adjustment in accordance with the Company’s EMEA Risk Adjustment Guidelines in effect from time to time. In all cases, the final percentage earned shall range from 0% to 150%.

Core Performance Matrix								Relative TSR Modifier			ROE Modifier			Total Payout Range
			Fee Revenue Growth					Three-Year Relative TSR Rank	Overall Modifier		ROE	Overall Modifier		0 - 150%
			Below Threshold	Threshold	Target	Max		0th - ≤10th %ile	-25%		≥10.0%	0%
				1.0%	3.0%	5.0%		>10th - ≤25th %ile	-10%		9.0%	-20%
Average Pre-Tax Margin	Below Threshold		0%	50%	75%	100%	+	>25th - <75th %ile	0%	+	8.0%	-40%	=
	Threshold	25.0%	50%	62.5%	92.5%	137.5%		≥75th - <90th %ile	+10%		7.0%	-60%
	Target	27.5%	62.5%	75%	100%	150%		≥90th - 100th %ile	+25%		6.0%	-80%
	Max	29.0%	100%	125%	150%	150%					≤5.0%	-100%

After certification by the Human Resources Committee following the end of the performance period, earned performance-based RSUs will vest in one installment.
The outperformance long-term performance-based RSU awards set forth in the “Estimated Future Payouts Under Equity Incentive Plan Awards” column of the 2025 Grants of Plan-Based Awards table were granted in 2025 to Ms. Hung and Messrs. Ambrosius and Tahiri to incentivize outperformance over a three-year performance period (January 1, 2025 to December 31, 2027). These awards will be earned and vest if (A) the three-year simple average of pre-tax margin and (B) the compound annual growth rate for fee revenue meet or exceed (i) 29.0% and 6.0%, respectively or (ii) 30.0% and 5.0%, respectively, for the performance period, with each subject to adjustment by the Human Resources Committee for pre-established factors, then as modified by State Street’s absolute total shareholder return (TSR) and relative TSR versus the KBW Bank Index over the performance period as follows:

Three-year (2025 – 2027) Total Shareholder Return (“TSR”)	Total Shareholder Return Modifier Percentage (no interpolation between points shown)
Relative TSR ≥ 90th percentile and Absolute TSR > 0%	+50%
Relative TSR ≥ 75th percentile but < 90th percentile and Absolute TSR > 0%	+25%
Relative TSR ≥ 55th percentile but < 75th percentile and Absolute TSR > 0%	0%
Relative TSR < 55th percentile or Absolute TSR ≤ 0%	(50)%

State Street — 2026 Notice of Meeting and Proxy Statement	75

Other Executive Compensation Information
Additionally, for the performance-based RSUs granted to Mr. Ambrosius, the initial percentage earned is subject to further adjustment in accordance with the Company’s EMEA Risk Adjustment Guidelines in effect from time to time. In all cases, the final percentage earned shall range from 0% to 150%. Notwithstanding the foregoing, if the Human Resources Committee determines that (a) ROE for the performance period is less than 15%, (b) the Common Equity Tier 1 capital ratio (including any then-applicable regulatory-required surcharges or buffers, such as the G-SIB Surcharge, Stress Capital Buffer and Countercyclical Capital Buffer) falls below the regulatory minimum at the end of any fiscal quarter during the four calendar years commencing January 1, 2025 and ending on December 31, 2028, or (c) a participant’s risk management performance was unsatisfactory for a sustained period of time during that same four-year period, then any portion of the outperformance long-term performance-based RSUs that would have been earned will be forfeited.
After certification and adjustment for pre-established factors by the Human Resources Committee following the end of the 2025 – 2027 performance period, 50% of the amount earned will vest in one single installment. If the Human Resources Committee also certifies that 2028 fiscal year pre-tax margin and 2028 fiscal year fee revenue meet or exceed (i) 29.0% and $11.999 billion, respectively, or (ii) 30.0% and $11.663 billion, respectively (i.e., sustained performance at the level required for the 2025 – 2027 performance period), then the remaining 50% of the amount earned will vest in one single installment.
The DSAs set forth in the “All Other Stock Awards” column of the 2025 Grants of Plan-Based Awards table for NEOs were awarded in 2025 as a component of each NEO’s 2024 performance year incentive compensation. These awards, other than the DSAs granted to Messrs. Keating and Ambrosius, vest ratably in annual installments over four years from the date of grant. The DSAs granted to Mr. Keating vest in quarterly installments over four years from the date of grant. The DSAs granted to Mr. Ambrosius vest immediately on the date of grant.
The performance-based RSUs and DSAs granted to Mr. Woods set forth in the 2025 Grants of Plan-Based Awards table above were granted in connection with his commencement of employment at State Street as one-time buyout awards, designed to compensate for the expected forfeiture and recovery of compensation previously granted by his former employer due to his departure. 70% of DSAs will vest in February 2027 and 30% of DSAs will vest in February 2028. The performance-based RSUs are subject to the same terms as the performance-based RSUs granted to State Street’s executive officers in February 2025.
All performance-based RSUs and DSAs were granted under the Amended and Restated 2017 Stock Incentive Plan. These awards, but not the outperformance long-term performance-based RSUs, are subject to “double-trigger” change-of-control vesting, such that service-based restrictions lapse and, for the U.S. NEOs, vesting is accelerated if the executive incurs a qualified termination following a change of control. For more details, refer to “Potential Payments upon Termination or Change of Control as of December 31, 2025” below.
The performance-based RSUs, but not the outperformance long-term performance-based RSUs, and DSAs have a qualifying retirement provision. Under the retirement provision, service-based restrictions lapse after the participant attains the age of 55 and completes five years of service with State Street, with awards continuing to vest according to their original terms. Service-based restrictions lapse on DSAs in the event a participant dies, becomes disabled and terminates employment or is involuntarily terminated without cause, and, for the U.S. NEOs, vesting is accelerated in the event of death or disability. Service-based restrictions lapse on performance-based RSUs in the event a participant dies or becomes disabled and terminates employment or is involuntarily terminated without cause, but vesting continues according to the original terms. The outperformance long-term performance-based RSUs are forfeited upon termination of employment.
None of the performance-based RSUs, outperformance long-term performance-based RSUs or DSAs receive dividends or dividend equivalents.
All incentive compensation awarded to our NEOs is subject to recourse mechanisms, including clawback, forfeiture and ex ante adjustments, as described under the heading “Compensation Discussion and Analysis—Outperformance Awards and Other Elements of Compensation—Adjustment and Recourse Mechanisms.”

State Street — 2026 Notice of Meeting and Proxy Statement	76

Other Executive Compensation Information
Outstanding Equity Awards at Fiscal Year-End, December 31, 2025(1)

	Stock Awards(2)
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald P. O’Hanley	02/25/22(3)	11,769	$1,518,319
	02/24/23(4)	1,343	173,260
	02/24/23(5)	21,052	2,715,919
	02/24/23(6)	93,783	12,098,945
	02/23/24(7)	11,020	1,421,690
	02/23/24(8)	31,491	4,062,654
	02/23/24(9)			128,870	16,625,519
	02/28/25(10)	46,799	6,037,539
	02/28/25(11)			143,009	18,449,591
John F. Woods	08/29/25(12)	78,103	10,076,068
	08/29/25(13)			49,389	6,371,675
Mark R. Keating	02/25/22(14)	277	35,736
	02/24/23(15)	1,539	198,546
	02/24/23(6)	5,558	717,038
	02/23/24(16)	3,137	404,704
	02/23/24(9)			8,706	1,123,161
	10/31/24(17)	5,779	745,549
	02/28/25(18)	4,295	554,098
	02/28/25(11)			8,193	1,056,979
Eric W. Aboaf	02/25/22(3)	5,253	677,690
	02/24/23(5)	11,384	1,468,650
	02/24/23(6)	40,570	5,233,936
	02/23/24(8)	17,604	2,271,092
	02/23/24(9)			57,632	7,435,104
Joerg Ambrosius	03/01/19(19)	827	106,691
	02/26/21(20)	177	22,835
	02/26/21(21)	812	104,756
	02/26/21(22)	2,088	269,373
	02/26/21(23)	790	101,918
	02/25/22(24)	2,001	258,149
	02/25/22(25)	4,921	634,858
	02/24/23(26)	12,351	1,593,403
	11/30/23(27)	24,684	3,184,483
	02/23/24(28)	776	100,112
	02/23/24(29)	2,156	278,146
	02/23/24(30)			3,831	494,237
	02/23/24(31)			8,087	1,043,304
	02/28/25(32)			30,437	3,926,677
	02/28/25(33)			57,195	7,378,727

State Street — 2026 Notice of Meeting and Proxy Statement	77

Other Executive Compensation Information

	Stock Awards(2)
Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Yie-Hsin Hung	02/24/23(34)	20,410	2,633,094
	02/23/24(8)	22,129	2,854,862
	02/23/24(9)			72,446	9,346,258
	02/28/25(10)	26,809	3,458,629
	02/28/25(11)			65,540	8,455,315
	02/28/25(33)			57,195	7,378,727
Mostapha Tahiri	02/25/22(3)	1,279	165,004
	02/24/23(15)	1,763	227,445
	02/24/23(6)	10,193	1,314,999
	11/30/23(27)	24,684	3,184,483
	02/28/25(10)	15,811	2,039,777
	02/28/25(11)			38,651	4,986,366
	02/28/25(33)			57,195	7,378,727

(1)
All outstanding equity awards are subject to recourse mechanisms, including clawback and forfeiture, as described under the heading “Compensation Discussion and Analysis—Outperformance Awards and Other Elements of Compensation—Adjustment and Recourse Mechanisms.”

(2)	Stock award values in the table above are based on the closing share price of our common stock on the NYSE on December 31, 2025 ($129.01).
(3)	DSAs vest in four equal annual installments (25% per year) starting on February 15, 2023. The last installment vested on February 15, 2026.
(4)
CRSUs vest in 12 quarterly installments: 50% in three equal installments beginning in May 2023 and 50% in nine equal installments from February 2024 to February 2026. The last installment vested on February 15, 2026.

(5)
DSAs vest in four equal annual installments (25% per year) starting on February 15, 2024. The balance of the award will vest in two equal installments, one of which vested on February 15, 2026; the remaining installment will vest on February 15, 2027.

(6)
Performance-based RSUs with a three-year performance measurement period (January 1, 2023-December 31, 2025). The awards were earned at 109.4% of target and vested in one installment on February 15, 2026.

(7)
CRSUs vest in 12 quarterly installments: 50% in three equal installments beginning in May 2024 and 50% in nine equal installments from February 2025 to February 2027. The balance of the award will vest in five equal installments, one of which vested on February 15, 2026; the remaining four installments will vest quarterly from May 15, 2026 to February 15, 2027.

(8)
DSAs vest in four equal annual installments (25% per year) starting on February 15, 2025. The balance of the award will vest in three equal installments, one of which vested on February 15, 2026; the remaining two installments will vest on February 15, 2027 and 2028.

(9)
Performance-based RSUs with a three-year performance measurement period (January 1, 2024-December 31, 2026) that will vest in one installment based on the satisfaction of applicable performance criteria and on certification by the Human Resources Committee following the end of the performance period. Awards have been included in the table above at 150% of target (i.e., maximum).

(10)	DSAs vest in four equal annual installments (25% per year). The first installment vested on February 15, 2026; the remaining three installments will vest on February 15, 2027, 2028 and 2029.
(11)
Performance-based RSUs with a three-year performance measurement period (January 1, 2025-December 31, 2027) that will vest in one installment based on the satisfaction of applicable performance criteria and on certification by the Human Resources Committee following the end of the performance period. Awards have been included in the table above at 150% of target (i.e., maximum).

(12)	DSAs granted to Mr. Woods in connection with his commencement of employment at State Street will vest 70% on February 15, 2027 and 30% on February 15, 2028.
(13)
Performance-based RSUs granted to Mr. Woods in connection with his commencement of employment at State Street with a three-year performance measurement period (January 1, 2025-December 31, 2027) will vest in one installment based on the satisfaction of applicable performance criteria and on certification by the Human Resources Committee following the end of the performance period. Awards have been included in the table above at 150% of target (i.e., maximum).

(14)	DSAs vest in sixteen equal quarterly installments starting on May 15, 2022. The last installment vested on February 15, 2026.

State Street — 2026 Notice of Meeting and Proxy Statement	78

Other Executive Compensation Information
(15)
DSAs vest in sixteen equal quarterly installments starting on May 15, 2023. The balance of the award will vest in five equal installments, one of which vested on February 15, 2026; the remaining four installments will vest quarterly from May 15, 2026 to February 15, 2027.

(16)
DSAs vest in sixteen equal quarterly installments starting on May 15, 2024. The balance of the award will vest in nine equal installments, one of which vested on February 15, 2026; the remaining eight installments will vest quarterly from May 15, 2026 to February 15, 2028.

(17)	DSAs vest in one installment on November 15, 2026.
(18)
DSAs vest in sixteen equal quarterly installments starting on May 15, 2025. The balance of the award will vest in thirteen equal installments, one of which vested on February 15, 2026; the remaining twelve installments will vest quarterly from May 15, 2026 to February 15, 2029.

(19)	DSAs vest in five equal annual installments (20% per year) starting on February 15, 2022. The last installment vested on February 15, 2026.
(20)	DSAs vest in five equal annual installments (20% per year) starting on February 15, 2022. The last installment vested on February 15, 2026.
(21)
DSAs vest in five equal annual installments (20% per year) starting on February 15, 2024. The balance of the award will vest in three equal installments, one of which vested on February 15, 2026; the remaining two installments will vest on February 15, 2027 and 2028.

(22)
Performance-based RSUs with a three-year performance measurement period (January 1, 2021-December 31, 2023). The awards were earned at 64.4% of target and will vest in five equal annual installments (20% per year) starting on February 15, 2024. Three installments vested on February 15, 2024, 2025 and 2026; the remaining installments will vest on February 15, 2027 and 2028.

(23)
Performance-based RSUs with a three-year performance measurement period (January 1, 2021-December 31, 2023). The awards were earned at 64.4% of target and vest in three equal annual installments (33.33% per year) starting on February 15, 2024. The last installment vested on February 15, 2026.

(24)
DSAs vest in five equal annual installments (20% per year) starting on February 15, 2025. The balance of the award will vest in four equal installments, one of which vested on February 15, 2026; the remaining three installments will vest on February 15, 2027, 2028 and 2029.

(25)
Performance-based RSUs with a three-year performance measurement period (January 1, 2022-December 31, 2024). The awards were earned at 61.5% of target and will vest in five equal annual installments (20% per year). Two installments vested on February 15, 2025 and 2026 and the remaining installments will vest on February 15, 2027, 2028 and 2029.

(26)
Performance-based RSUs with a three-year performance measurement period (January 1, 2023-December 31, 2025). The awards were earned at 109.4% of target and will vest in five equal annual installments (20% per year). One installment vested on February 15, 2026 and the remaining installments will vest on February 15, 2027, 2028, 2029 and 2030.

(27)	DSAs vest in three equal annual installments (33.33% per year) on November 15, 2026, 2027 and 2028.
(28)
DSAs vest in five equal annual installments (20% per year) starting on February 15, 2025. The balance of the award will vest in four equal installments, one of which vested on February 15, 2026; the remaining three installments will vest on February 15, 2027, 2028 and 2029.

(29)	DSAs vest in five equal annual installments (20% per year) on February 15, 2027, 2028, 2029, 2030 and 2031.
(30)
Performance-based RSUs with a three-year performance measurement period (January 1, 2024-December 31, 2026) that will vest in three equal annual installments (33.33% per year) based on the satisfaction of applicable performance criteria and on certification by the Human Resources Committee following the end of the performance period. Awards have been included in the table above at 150% of target (i.e., maximum).

(31)
Performance-based RSUs with a three-year performance measurement period (January 1, 2024-December 31, 2026) that will vest in five equal annual installments (20% per year) based on the satisfaction of applicable performance criteria and on certification by the Human Resources Committee following the end of the performance period. Awards have been included in the table above at 150% of target (i.e., maximum).

(32)
Performance-based RSUs with a three-year performance measurement period (January 1, 2025-December 31, 2027) that will vest in three equal annual installments (33.33% per year) based on the satisfaction of applicable performance criteria and on certification by the Human Resources Committee following the end of the performance period. Awards have been included in the table above at 150% of target (i.e., maximum).

(33)
Outperformance Long-Term Performance-based RSUs with a three-year performance measurement period (January 1, 2025-December 31, 2027) that will vest in two equal annual installments on February 15, 2028 and 2029 based on the satisfaction of applicable performance criteria and on certification by the Human Resources Committee following the end of the performance period. Awards have been included in the table above at target (i.e., 100%).

(34)
DSAs granted to Ms. Hung in connection with her commencement of employment at State Street; these DSAs vest in three equal annual installments (33.33% per year) starting on February 15, 2024. The balance of the award vested on February 15, 2026.

State Street — 2026 Notice of Meeting and Proxy Statement	79

Other Executive Compensation Information
2025 Stock Vested

	Stock Awards
Name	Number of Shares Acquired on Vesting(1) (#)	Value Realized on Vesting(2) ($)
Ronald P. O’Hanley	120,445	$11,995,364
John F. Woods	―	―
Mark R. Keating	8,789	907,666
Eric W. Aboaf	43,700	4,333,292
Joerg Ambrosius	18,654	1,850,496
Yie-Hsin Hung	27,786	2,755,260
Mostapha Tahiri	9,199	922,267

(1)	Includes DSAs, performance-based RSUs and CRSUs as follows:
—	The number of shares underlying DSAs that vested in 2025: Mr. O’Hanley: 44,945; Mr. Keating: 5,835; Mr. Aboaf: 22,703; Mr. Ambrosius: 13,995; Ms. Hung: 27,786; and Mr. Tahiri: 4,088.
—
The number of performance-based RSUs earned for the performance period that vested and settled in shares in 2025: Mr. O’Hanley: 58,800; Mr. Keating: 2,954; Mr. Aboaf: 20,997; Mr. Ambrosius: 4,659; and Mr. Tahiri: 5,111.

—	The number of CRSUs that vested and were paid in cash in 2025: Mr. O’Hanley: 16,700.
(2)
For CRSUs granted in 2022, DSAs and performance-based RSUs, the value realized on vesting is based on the closing price of our common stock on the NYSE on the relevant vesting date. For CRSUs granted in 2023 and 2024, the value realized on vesting is based on the average closing price of our common stock during the 30 trading days occurring on or immediately prior to the applicable vesting date.

2025 Pension Benefits(1)

Name	Plan Name	Number of Years Credited Service(2) (#)	Present Value of Accumulated Benefits(3) ($)
Mark R. Keating	State Street Retirement Plan (SSRP)	16	$321,967
	Management Supplemental Retirement Plan (MSRP)	16	5,819
	Total		327,786
Joerg Ambrosius	State Street GmbH Munich Retirement Plan	23	2,678,393

(1)
Mr. Keating is eligible to participate in U.S. defined benefit pension plans: State Street Retirement Plan (SSRP) and Management Supplemental Retirement Plan (MSRP). Mr. Ambrosius is eligible to participate in a defined benefit pension plan in Germany: State Street GmbH Munich Retirement Plan.

(2)
SSRP and MSRP service was credited from first anniversary of date of hire; the plans were frozen and benefits ceased accruing for Mr. Keating on December 31, 2007. State Street GmbH Munich Retirement Plan service is credited from pensionable service date.

(3)	For Mr. Keating, actuarial assumptions for the year ended December 31, 2025, include the following:
—	Benefit obligations are determined using a discount rate of 5.23% for SSRP and 4.81% for MSRP;
—	Retirement age assumed to be normal retirement age as defined by each plan; and
—	No pre-retirement mortality, disability, or termination assumed.
Consistent with valuation assumptions, the form of payment reflected in this December 31, 2025 disclosure is an assumption of 85% lump sum and 15% life annuity for the SSRP, and 100% lump sum for the MSRP.
For Mr. Ambrosius, actuarial assumptions for the year ended December 31, 2025, include the following:
—	Benefit obligations are determined using a discount rate of 4.50%;

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Other Executive Compensation Information
—	Retirement age is assumed to be normal retirement age (65) as defined by State Street GmbH Munich Retirement Plan; and
—	No pre-retirement mortality, disability or termination were assumed.
Consistent with valuation assumptions, the form of payment reflected in this December 31, 2025 disclosure is a life annuity with 80% survivor benefits.
The State Street Retirement Plan (SSRP), a U.S. qualified defined benefit plan, was open to all U.S. State Street employees after one year of service; new participation ended and benefit accruals were frozen as of January 1, 2008. Since January 1, 1990, the SSRP has determined benefits using a cash balance formula. Under this formula, a notional account for each eligible participant was increased annually by both interest credits and pay credits. Interest credits are made at a specified rate, and pay credits were based upon a percentage of the participant’s pay for each applicable calendar year until the plan was frozen. The pay credit percentages were 4.0% for the first year of participation increasing to 11.25% for the thirtieth year and zero thereafter. Eligible pay included a participant’s salary, overtime, cash-based incentive compensation and commissions.
The normal retirement age under the SSRP is 65, although earlier retirement options are available. The SSRP has a three-year vesting provision. Participants are entitled to receive their vested account balances or equivalent annuities at any time following termination of employment and up to the plan’s normal retirement age.
To comply with federal tax rules, the SSRP limited the benefit that a participant could receive and the compensation considered for any participant in a given year. Consequently, State Street maintained a supplemental retirement plan for U.S. employees, the Management Supplement Retirement Plan (MSRP), designed to provide affected employees the benefits that would be payable under the SSRP but for the limitations imposed by the Internal Revenue Code. The MSRP was frozen in the same manner as described above for the SSRP.
Based on age and service to State Street as of December 31, 2025, Mr. Keating was fully vested and early retirement eligible for his SSRP and MSRP benefits. He would receive $319,051 under the SSRP and $5,656 under the MSRP if he had retired on December 31, 2025.
The State Street GmbH Munich Retirement Plan is a defined benefit pension plan for employees in Germany that was established in 1993, but is frozen to new participants. For participants, the pension benefit is calculated based on the average eligible earnings of the last five years of base salary, the Social Security contribution ceiling of the German state pension system (split benefit formula), and service duration, capped at a maximum of 30 years. The normal retirement age under the State Street GmbH Munich Retirement Plan is age 65. Under the condition of State Street’s approval, Mr. Ambrosius is eligible for early retirement pension at age 55 after having 10 years of completed service when leaving the Company. Without condition of the Company’s approval, Mr. Ambrosius would be eligible to receive an early retirement pension at age 63 and onwards, when he begins to receive the full German Social Security pension. Both early retirement scenarios include reductions of 0.5% for each month that the early retirement date precedes age 65.
For the State Street GmbH Munich Retirement Plan, the statutory vesting provisions are binding, depending on hire date and pension promise date. After a minimum period (which Mr. Ambrosius has completed), partial vesting of benefits applies in case of termination, prorated by accrued service versus possible service at normal retirement age.
Based on age and service to State Street as of December 31, 2025 and on the condition of State Street’s approval, Mr. Ambrosius would be eligible for early retirement pension and would have received $2,173,007 if he had retired on December 31, 2025.

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Other Executive Compensation Information
2025 Nonqualified Deferred Compensation(1)

Name	Executive Contributions in Last FY(2) ($)	Registrant Contributions in Last FY(3) ($)	Aggregate Earnings in Last FY ($)	Aggregate Withdrawals/ Distributions(4) ($)	Aggregate Balance at Last FYE(5) ($)
Ronald P. O’Hanley	$1,063,750	$7,500	$103,950	$―	$1,706,174
John F. Woods	―	―	―	―	―
Mark R. Keating	―	―	205,184	―	1,369,683
Eric W. Aboaf	―	―	38,985	297,974	―
Joerg Ambrosius	―	―	―	―	―
Yie-Hsin Hung	7,750	7,500	1,184	―	16,434
Mostapha Tahiri	―	―	―	―	―

(1)
Messrs. O’Hanley and Keating and Ms. Hung held balances in the Management Supplemental Savings Plan (MSSP) during 2025. Mr. Keating held a balance in the Executive Supplemental Retirement Plan Defined Contribution (ESRP-DC) during 2025.

(2)	Employee deferrals under the MSSP.
(3)	Company contributions made under the MSSP for the 2025 plan year. These amounts are included in the Summary Compensation Table.
(4)	Mr. Aboaf withdrew his MSSP balance of $297,974 after he left State Street in accordance with the MSSP distribution terms.
(5)
Of the total amounts shown in this column, MSSP company contributions of $47,750 for Mr. O’Hanley and $7,500 for Ms. Hung have been reported in the Summary Compensation Table in this proxy statement and prior years’ proxy statements.

State Street maintains the MSSP for a select group of highly compensated U.S. employees. All NEOs other than Mr. Ambrosius were eligible to participate in 2025. The MSSP provides eligible employees with savings and Company matching contribution opportunities beyond the Internal Revenue Code limits imposed under the tax-qualified Salary Savings Program (SSP). Under the MSSP, eligible employees may elect, prior to the beginning of a year, to defer a whole percentage (a) from 1% to 50% of base salary for the year, and/or (b) from 5% to 100%, of otherwise immediately payable annual cash-based incentives (net of FICA withholding) or a flat dollar amount of at least $1,000.
State Street matched all deferrals made under the MSSP for 2025 up to a maximum of 5% of a participant’s MSSP match-eligible compensation, comprising the lesser of (i) base salary plus immediate cash or (ii) $500,000, in either case reduced by the applicable Internal Revenue Code cap on annual compensation ($350,000 in 2025).
MSSP participants have certain time and form of payment options for their deferrals. They may elect to receive a lump sum payment either (i) on the first business day of the month following the six-month anniversary of the participant’s termination of employment, or (ii) on a specified date that falls at least three years from the election date; if, however, termination of employment occurs before the specified date, the lump sum is paid on the first business day of the month following the six-month anniversary of the participant’s termination of employment. Participants may also elect to receive deferrals in installments over two to ten years commencing on the six-month anniversary of the participant’s termination of employment. Participants may change distribution elections consistent with the conditions and limitations set forth in the MSSP and tax rules applicable to nonqualified deferred compensation. Company contributions are automatically paid in a lump sum on the first day of the month following the six-month anniversary of the participant’s termination of employment. A participant’s account is payable in a lump sum upon death or disability. A participant who experiences a severe and unanticipated financial need may request a withdrawal of amounts deferred under the plan subject to certain restrictions.
The ESRP-DC was frozen effective January 1, 2017, and no contribution credits have been made to any current employee’s balance since the 2014 compensation year.
All ESRP-DC benefits are subject to retirement eligibility and vesting. The ESRP-DC requires a participant to attain age 53 and have a combined age and years of service equaling at least 60 at termination of employment; otherwise, the ESRP-DC benefits are forfeited upon termination, except in the event of death or total disability. ESRP-DC participants become fully vested at

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Other Executive Compensation Information
age 55. Vested ESRP-DC benefits are payable in three equal installments with payments on the first day of the month coinciding with or following each of the six-month, one-year and two-year anniversaries of the participant’s termination of employment. A participant’s account is payable in a lump sum upon death or total disability.
Based on age and service to State Street as of December 31, 2025, Mr. Keating was eligible for ESRP-DC early retirement and was fully vested. Mr. Keating would receive $1,369,621 under the ESRP-DC if he had retired on December 31, 2025.
A bookkeeping account is maintained for each participant in the MSSP and for each participant with an ESRP-DC deferred cash balance. MSSP and ESRP-DC deferred cash holdings reflect increases or decreases based on the performance of notional investments selected by the participant. The notional investments selected by NEO participants for 2025 and the rate of return for the year were as set forth below. The notional investments selected by our NEO participants are investment options offered under the SSP.

Notional Investment	2025 Rate of Return
MSSP and ESRP-DC Investments
State Street U.S. Bond Index Fund	7.2%
Vanguard CR Federal Money Market Admin Fund	4.2%
State Street World Developed ex U.S. Index Securities Lending Series Fund	32.7%
State Street S&P 500 Index Fund	17.9%

Potential Payments upon Termination or Change of Control as of December 31, 2025
Shown and described below are certain potential payments that would have been made to an NEO if the NEO’s employment had terminated on December 31, 2025 under various scenarios. In all cases, the summaries below exclude pension benefits or nonqualified deferred compensation that may be paid to an NEO upon termination as described in the “2025 Pension Benefits” and “2025 Nonqualified Deferred Compensation” sections. All U.S. severance payments due to NEOs identified as “specified employees” following a separation from service are delayed until six months after separation in accordance with Section 409A of the Internal Revenue Code.
Our NEOs do not receive any payments or continued vesting of deferred incentive compensation awards if their employment is terminated for gross misconduct, and all deferred incentive compensation awards are forfeited if an NEO voluntarily terminates employment prior to reaching age 55 and completing five years of service. Messrs. O’Hanley, Keating and Ambrosius had satisfied this retirement provision as of December 31, 2025. In addition, all outstanding deferred incentive compensation awards shown below remain subject to our recourse mechanisms described under the heading “Compensation Discussion and Analysis—Outperformance Awards and Other Elements of Compensation—Adjustment and Recourse Mechanisms.” The tables below are intended only for illustrative purposes; the rights and benefits due to any NEO upon an actual termination of employment or change of control can only be determined at the time of the payment, based on circumstances then existing and the arrangements then in effect.

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Other Executive Compensation Information

Ronald P. O’Hanley	Retirement(1)(2) ($)	Death(1)(3) ($)	Disability(1)(4) ($)	Involuntary Termination without Cause(1)(5) ($)	Termination in Connection with Change of Control(6) ($)
Cash Severance	$—	$—	$—	$692,308	$10,000,000
Accelerated Vesting of Deferred Incentive Compensation Awards
Accelerated Vesting and Payment of Deferred Stock Awards (DSAs)	—	14,334,430	14,334,430	―	14,334,430
Accelerated Vesting and Payment of Cash-Settled RSUs (CRSUs)	—	1,532,641	1,532,641	―	1,532,641
Accelerated Vesting and Payment of Performance-Based RSUs (RSUs)	—	―	―	―	37,857,627
Continued Vesting of Deferred Incentive Compensation Awards
Continued Vesting and Payment of Deferred Stock Awards (DSAs)	14,334,430	―	―	14,334,430	―
Continued Vesting and Payment of Cash-Settled RSUs (CRSUs)	1,594,951	―	―	1,594,951	―
Continued Vesting and Payment of Performance-Based RSUs (RSUs)	47,174,055	47,174,055	47,174,055	47,174,055	―
Additional Benefits
Current Year Incentive Compensation	―	―	―	4,255,000	4,255,000
Defined Contribution Retirement Cash Equivalent	―	―	―	―	57,000
Health & Welfare Benefits	―	10,808	―	14,376	49,837
Outplacement Services	―	―	―	21,175	21,175
Total Value	63,103,436	63,051,934	63,041,126	68,086,295	68,107,710

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Other Executive Compensation Information

John F. Woods	Death(1)(3) ($)	Disability(1)(4) ($)	Involuntary Termination without Cause(1)(5) ($)	Termination in Connection with Change of Control(6) ($)
Cash Severance	$—	$—	$173,077	$1,551,472
Accelerated Vesting of Deferred Incentive Compensation Awards
Accelerated Vesting and Payment of Deferred Stock Awards (DSAs)	10,076,068	10,076,068	―	10,076,068
Accelerated Vesting and Payment of Performance-Based RSUs (RSUs)	―	―	―	4,353,476
Continued Vesting of Deferred Incentive Compensation Awards
Continued Vesting and Payment of Deferred Stock Awards (DSAs)	―	―	10,076,068	―
Continued Vesting and Payment of Performance-Based RSUs (RSUs)	6,371,675	6,371,675	6,371,675	―
Additional Benefits
Current Year Incentive Compensation	―	―	―	1,500,000
Defined Contribution Retirement Cash Equivalent	―	―	―	―
Health & Welfare Benefits	20,309	―	6,048	52,412
Outplacement Services	―	―	21,175	21,175
Total Value	16,468,052	16,447,743	16,648,043	17,554,603

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Other Executive Compensation Information

Mark R. Keating	Retirement(1)(2) ($)	Death(1)(3) ($)	Disability(1)(4) ($)	Involuntary Termination without Cause(1)(5) ($)	Termination in Connection with Change of Control(6) ($)
Cash Severance	$—	$—	$—	$500,000	$2,950,000
Accelerated Vesting of Deferred Incentive Compensation Awards
Accelerated Vesting and Payment of Deferred Stock Awards (DSAs)	—	1,938,633	1,938,633	―	1,938,633
Accelerated Vesting and Payment of Performance-Based RSUs (RSUs)	—	―	―	―	2,342,013
Accelerated Vesting and Payment of Deferred Value Awards (DVAs)	—	606,199	606,199	―	606,199
Continued Vesting of Deferred Incentive Compensation Awards
Continued Vesting and Payment of Deferred Stock Awards (DSAs)	1,938,633	―	―	1,938,633	―
Continued Vesting and Payment of Performance-Based RSUs (RSUs)	2,897,178	2,897,178	2,897,178	2,897,178	―
Continued Vesting and Payment of Deferred Value Awards (DVAs)	606,199	―	―	606,199	―
Additional Benefits
Current Year Incentive Compensation	―	―	―	487,500	975,000
Defined Contribution Retirement Cash Equivalent	―	―	―	―	42,000
Health & Welfare Benefits	―	18,021	―	22,322	44,644
Outplacement Services	―	―	―	21,175	21,175
Total Value	5,442,010	5,460,031	5,442,010	6,473,007	8,919,664

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Other Executive Compensation Information

Joerg Ambrosius	Retirement(1)(2) ($)	Death(1)(3) ($)	Disability(1)(4) ($)	Involuntary Termination without Cause(1)(5) ($)	Termination in Connection with Change of Control(6) ($)
Cash Severance	$—	$—	$—	$—	$10,000,000
Continued Vesting of Deferred Incentive Compensation Awards
Continued Vesting and Payment of Deferred Stock Awards (DSAs)	4,055,171	4,055,171	4,055,171	4,055,171	4,055,171
Continued Vesting and Payment of Performance-Based RSUs (RSUs)	8,063,770	8,063,770	8,063,770	8,063,770	6,431,003
Continued Vesting and Payment of Deferred Value Awards (DVAs)	2,471,017	2,471,017	2,471,017	2,471,017	2,471,017
Additional Benefits
Current Year Incentive Compensation	―	―	―	―	1,666,464
Pension Benefit	―	―	―	―	307,482
Health & Welfare Benefits	―	―	―	―	85,804
Outplacement Services	―	―	―	21,175	21,175
Total Value	14,589,958	14,589,958	14,589,958	14,611,133	25,038,116

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Other Executive Compensation Information

Yie-Hsin Hung	Death(1)(3) ($)	Disability(1)(4) ($)	Involuntary Termination without Cause(1)(5) ($)	Termination in Connection with Change of Control(6) ($)
Cash Severance	$—	$—	$161,538	$8,225,000
Accelerated Vesting of Deferred Incentive Compensation Awards
Accelerated Vesting and Payment of Deferred Stock Awards (DSAs)	8,946,585	8,946,585	―	8,946,585
Accelerated Vesting and Payment of Performance-Based RSUs (RSUs)	―	―	―	14,142,516
Accelerated Vesting and Payment of Deferred Value Awards (DVAs)	1,616,513	1,616,513	―	1,616,513
Continued Vesting of Deferred Incentive Compensation Awards
Continued Vesting and Payment of Deferred Stock Awards (DSAs)	―	―	8,946,585	―
Continued Vesting and Payment of Performance-Based RSUs (RSUs)	17,801,574	17,801,574	17,801,574	―
Continued Vesting and Payment of Deferred Value Awards (DVAs)	―	―	1,616,513	―
Additional Benefits
Current Year Incentive Compensation	―	―	2,437,500	3,412,500
Defined Contribution Retirement Cash Equivalent	―	―	―	57,000
Health & Welfare Benefits	22,886	―	6,003	52,022
Outplacement Services	―	―	21,175	21,175
Total Value	28,387,558	28,364,672	30,990,888	36,473,311

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Other Executive Compensation Information

Mostapha Tahiri	Death(1)(3) ($)	Disability(1)(4) ($)	Involuntary Termination without Cause(1)(5) ($)	Termination in Connection with Change of Control(6) ($)
Cash Severance	$—	$—	$187,500	$5,325,000
Accelerated Vesting of Deferred Incentive Compensation Awards
Accelerated Vesting and Payment of Deferred Stock Awards (DSAs)	5,616,708	5,616,708	―	5,616,708
Accelerated Vesting and Payment of Performance-Based RSUs (RSUs)	―	―	―	4,534,088
Accelerated Vesting and Payment of Deferred Value Awards (DVAs)	161,479	161,479	―	161,479
Continued Vesting of Deferred Incentive Compensation Awards
Continued Vesting and Payment of Deferred Stock Awards (DSAs)	―	―	5,616,708	―
Continued Vesting and Payment of Performance-Based RSUs (RSUs)	6,301,364	6,301,364	6,301,364	―
Continued Vesting and Payment of Deferred Value Awards (DVAs)	―	―	161,479	―
Additional Benefits
Current Year Incentive Compensation	―	―	1,437,500	2,012,500
Defined Contribution Retirement Cash Equivalent	―	―	―	42,000
Health & Welfare Benefits	22,886	―	6,922	47,990
Outplacement Services	―	―	21,175	21,175
Total Value	12,102,437	12,079,551	13,732,648	17,760,940

(1)	The DSAs, CRSUs, unearned performance-based RSUs and DVAs shown in the columns for Retirement, Death, Disability and Involuntary Termination without Cause are valued as follows:
•
DSAs and CRSUs: Represents the value of outstanding awards based on the closing share price of our common stock on the NYSE on December 31, 2025 ($129.01), except for Death and Disability in relation to CRSUs granted in 2023 and 2024, for which the value is based on the average closing price of our common stock during the 30 trading days occurring on or immediately prior to December 31, 2025 ($123.97).

•
Performance-based RSUs: Represents the value of 2023 performance-based RSUs, which were earned at 109.4% of target, plus the estimated value of unearned performance-based RSUs granted in 2024 and 2025 based on Company ROE performance, pre-tax margin performance, fee revenue growth and relative TSR through December 31, 2025 and performance at 100% of target for future years, based on the closing share price of our common stock on the NYSE on December 31, 2025 ($129.01). The actual percent at which the 2024 and 2025 awards are earned will be determined at the end of the three-year performance period.

Outperformance long-term performance-based RSUs are excluded from the tables, as they do not have “good leaver” provisions, and will forfeit upon Retirement, Death, Disability and Involuntary Termination without Cause.
•	DVAs: Represents the value of outstanding DVAs as of December 31, 2025.
•
Outstanding DSAs, outstanding CRSUs, unearned performance-based RSUs and outstanding DVAs granted to U.S. NEOs include post-termination restrictive covenants concerning non-competition for a period of 12 months; non-solicitation for a period of 18 months; and ongoing obligations of confidentiality and non-disparagement.

Outstanding DSAs, unearned performance-based RSUs and outstanding DVAs granted to Mr. Ambrosius in 2025 are subject to ongoing obligations of confidentiality and non-disparagement.

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Other Executive Compensation Information
(2)
Retirement: For purposes of the deferred incentive compensation awards (DSAs, CRSUs, performance-based RSUs and DVAs), a qualifying retirement requires attainment of age 55 and completion of five years of service at State Street.

•	Deferred incentive compensation awards: Service-based restrictions lapse and the awards continue to vest according to their original terms.
•
Health & welfare benefits: State Street provides U.S. NEOs a retiree medical benefit if the NEO was participating in the State Street medical plan at the time of retirement. Retirement eligible U.S. NEOs would pay the full cost of the retiree medical coverage at State Street’s retiree group rate. The table does not include any amount for this benefit because there is no incremental cost to State Street.

(3)	Death:
•
Deferred incentive compensation awards: For all NEOs, service-based restrictions lapse. For U.S. NEOs, the vesting of DSAs, CRSUs and DVAs is accelerated, while performance-based RSUs continue to vest according to their original terms. For Mr. Ambrosius, all deferred incentive compensation awards continue to vest according to their original terms.

•
Health & welfare benefits: For U.S. NEOs, State Street will bear the full cost of health and welfare insurance for the NEO’s spouse / domestic partner and/or dependents for a one-year period if the NEO and family were participating in State Street’s health and welfare plans at the time of death.

(4)	Termination due to Disability:
•
Deferred incentive compensation awards: For all NEOs, service-based restrictions lapse. For U.S. NEOs, vesting is accelerated for DVAs, CRSUs and DSAs upon a termination due to disability, while performance-based RSUs continue to vest according to their original terms. For Mr. Ambrosius, all deferred incentive compensation awards continue to vest according to their original terms.

(5)
Involuntary Termination without Cause: Our U.S. NEOs are covered by State Street’s U.S. Severance Plan. The U.S. Severance Plan provides benefits to all eligible employees upon specified involuntary separations from service due to an organizational change, such as a reduction in force. The U.S. Severance Plan requires employees to execute a separation agreement and release acceptable to State Street in order to receive benefits under the plan. Amounts above assume a qualifying termination of employment on December 31, 2025. For these purposes, the severance amounts are not discounted for payment over time, and health and welfare benefits are valued at 2025 rates.

•
Cash severance: The U.S. Severance Plan provides for a cash payment amount equal to a specified number of weeks of base salary based on employment title. For all eligible U.S. employees who hold an Executive Vice President title, including our NEOs, the plan provides for a severance period equal to three weeks of base salary per completed year of service with a minimum of 12 weeks and a maximum of 52 weeks of base salary. Severance benefits are subject to the employee’s compliance with restrictive covenants that are determined at the time of separation, but typically include non-solicitation for a period of 18 months following termination and an ongoing obligation of confidentiality and non-disparagement. Mr. Ambrosius is not entitled to formulaic cash severance upon termination; however, the maximum severance to which he would be entitled under local regulations is estimated to be equal to his current base salary until the standard retirement age of 67.

•	Deferred incentive compensation awards: Service-based restrictions lapse and the awards continue to vest according to their original terms.
•
Current year incentive compensation: Under the U.S. Severance Plan, employees are eligible to receive an additional lump sum cash severance payment equal to 25% of the employee’s prior year incentive compensation award for a termination occurring on December 31, 2025. Mr. Ambrosius is not entitled to formulaic incentive compensation under the State Street Corporation Incentive Compensation Program; however, the maximum current year incentive compensation to which he would be entitled under local regulations is estimated to be equal to his actual incentive compensation award for the 2025 performance year, as described under the heading “Executive Compensation—Compensation Discussion and Analysis—Individual Compensation Decisions Summary.”

•
Health & welfare benefits: The U.S. Severance Plan provides for continued participation in State Street’s health and welfare benefit plan for the severance period at active employee rates and with continued coverage after the severance period, paid in full by the employee, subject to timely enrollment in COBRA. In Germany, health and welfare benefits end when the employee is terminated.

•	Outplacement services: Personal outplacement and career consulting services by a third-party provider.
(6)
Termination in Connection with Change of Control: Calculations assume a change of control occurred on December 31, 2025 and a qualifying termination of employment entitling the NEO to the specified benefits occurred on that date (double-trigger mechanism). For additional details regarding a termination in connection with change of control, refer to the “Change of Control” section below.

•	Cash Severance: A lump sum payment equal to two times the sum of base salary and the prior year’s cash-based incentive (immediate cash and DVAs), subject to a maximum of $10 million.
•
DSAs and CRSUs: For all NEOs, the service-based restrictions lapse and for the U.S. NEOs, vesting is accelerated. The value of outstanding DSAs and CRSUs is based on the closing share price of our common stock on the NYSE on December 31, 2025 ($129.01), except that for CRSUs granted in 2023 and 2024, the value is based on the average closing price of our common stock during the 30 trading days occurring on or immediately prior to December 31, 2025 ($123.97).

•
Performance-based RSUs: For all NEOs, the service-based restrictions lapse on unearned performance-based RSUs and for U.S. NEOs, vesting is accelerated. The estimated value of unearned performance-based RSUs is calculated as follows:

i)	Performance-based RSUs granted in 2023 are based on actual Company ROE performance, pre-tax margin performance and fee revenue growth for 2023 and 2024 and 100% of target for 2025.

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Other Executive Compensation Information
ii)	Performance-based RSUs granted in 2024 are based on actual Company pre-tax margin performance, fee revenue growth and ROE modifier for 2024 and 100% of target for 2025 and 2026.
iii)	Performance-based RSUs granted in 2025 are based on 100% of target for 2025 - 2027.
Performance-based RSU performance has not been certified and is therefore subject to adjustment based on the terms of the relevant awards. The actual amount of the payout would be based on satisfaction of the performance criteria as certified by the Human Resources Committee following a change of control. Performance-based RSUs are valued using an “adjusted fair market value” ($132.22), which is the highest average of the reported daily high and low prices per share of our common stock on the NYSE during the sixty (60)-day period prior to the first date of actual knowledge by the Board of the circumstances that resulted in a change in control, which is assumed to be December 31, 2025.
Outperformance long-term performance-based RSUs are excluded from the tables, as they do not have “good leaver” provisions, and will forfeit upon Change of Control.
•	DVAs: For all NEOs, service-based restrictions lapse and for the U.S. NEOs, vesting is accelerated.
•	Current year incentive compensation: The prior year’s cash-based incentive award (immediate cash and DVA) paid to each NEO in February 2025 for the 2024 performance year.
•
Defined contribution retirement cash equivalent (U.S. NEOs)/Pension benefit (Mr. Ambrosius): A lump sum payment equal to two times State Street’s annual contributions to the defined contribution retirement plans applicable to the U.S. NEOs, and two times the increase in pension value for Mr. Ambrosius.

•	Health & welfare benefits: Continued employee health and welfare benefits for two years after the date of termination.
•	Outplacement services: Personal outplacement and career consulting services by a third-party provider.
•	Assumes zero for the legal fee benefit in connection with the enforcement of the NEO’s rights under the agreement.
Change of Control
State Street has entered into change-of-control agreements with each of our NEOs. Each agreement has a two-year term that automatically extends for an additional year at the end of each calendar year, unless State Street gives notice of nonrenewal with at least 60 days’ advance notice. The agreements become effective upon a change of control of State Street or upon a termination of employment arising in connection with or in anticipation of such change of control. A change of control is defined to include:
•	The acquisition of 25% or more of our outstanding stock;
•	The failure of incumbent directors (or their designated successors) to constitute a majority of the Board;
•
A reorganization, merger, consolidation, sale or other disposition of all or substantially all of our assets in which State Street shareholders do not retain a majority of the voting power of the surviving or successor corporation and incumbent directors do not constitute a majority of the Board; or

•	Approval by shareholders of a complete liquidation or dissolution of the Company.
Each agreement provides for two years of continued employment after a change of control on terms commensurate with those previously in effect. The cessation of employment under a double-trigger mechanism requires the occurrence of both a change of control and either the termination of employment without cause or by the NEO for good reason during the two-year period.
Each agreement provides that, in the event change-of-control benefits would exceed 110% of the maximum amount that the NEO can receive without any of the payments being subject to the excise tax imposed under Section 4999 of the Internal Revenue Code (the golden parachute excise tax), then the value of such benefits shall be either (i) subject to a cutback or (ii) delivered in full, whichever of the foregoing provides the executive the greatest benefit on an after-tax basis (with the NEO required to pay the golden parachute excise tax). If benefits are below the 110% threshold, the NEO would be subject to an automatic cutback to the extent necessary to assure that the change-of-control benefits are not subject to the golden parachute excise tax. Accordingly, assuming a change of control with a double trigger occurred on December 31, 2025, Mr. Woods’ benefits are subject to cutbacks and the following payment was eliminated from the table above: cash severance of $2,948,528. Assuming a change of control with a double trigger occurred on December 31, 2025, Messrs. O’Hanley, Keating, Ambrosius and Tahiri and Ms. Hung do not have a cutback to their benefits.
The change-of-control agreements include restrictive covenants concerning non-solicitation for a period of 18 months following termination, and ongoing obligations of confidentiality, cooperation and non-disparagement.

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Other Executive Compensation Information
Refer to “Potential Payments upon Termination or Change of Control as of December 31, 2025” table footnote 6 for a detailed description of payments and benefits under a termination in connection with change of control.
Payments upon Termination of Employment
Mr. Aboaf departed from State Street on February 13, 2025. Mr. Aboaf received his base salary through his departure date and his outstanding deferred incentive compensation awards, as set forth under “Outstanding Equity Awards at Fiscal Year-End, December 31, 2025,” will continue to vest according to their original terms and schedule because he had attained age 55 and completed five years of service prior to his departure and State Street deemed his notice period to have been satisfied. Due to the timing of his departure, Mr. Aboaf did not receive an incentive award for the 2024 performance year. Mr. Aboaf also did not receive severance or other compensation enhancements in conjunction with his departure. Following his departure, Mr. Aboaf received a payment for 2025 unused vacation ($7,141).

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Other Executive Compensation Information
Pay Versus Performance
Shown and described below is information about the relationship between certain financial performance measures and executive “compensation actually paid” as determined in accordance with Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K. For further information regarding our pay-for-performance philosophy and how our Human Resources Committee seeks to align executive compensation with the Company’s performance, refer to “Executive Compensation—Compensation Discussion and Analysis.”

Year(1)	Summary Compensation Table (SCT) Total for PEO	Compensation Actually Paid (CAP) to PEO(2)	Average Summary Compensation Table (SCT) Total for Non- PEO NEOs(3)	Average Compensation Actually Paid (CAP) to Non- PEO NEOs(2)(3)	Value of Initial Fixed $100 Investment Based on:		Net Income (GAAP)	Company Selected Measure
					State Street (STT) TSR(4)	Peer Group TSR (KBW Bank Index)(4)		ROE (Non-GAAP)(5)
2025	$19,529,070	$43,149,556	$7,881,344	$16,199,528	206.6	196.0	$2,945,159,408	12.6%
2024	16,715,967	28,221,197	6,372,494	9,788,000	152.4	147.8	2,686,875,520	11.7%
2023	13,449,164	10,603,887	8,771,564	7,995,951	117.1	107.8	1,943,630,434	11.3%
2022	18,004,619	10,071,943	7,633,068	4,733,007	113.1	108.7	2,774,105,680	12.5%
2021	14,113,660	22,684,590	8,719,980	12,311,262	131.1	138.3	2,693,086,657	11.5%

(1)
The closing share price of our common stock on the NYSE was $129.01 on December 31, 2025, $98.15 on December 31, 2024, $77.46 on December 29, 2023, $77.57 on December 30, 2022, $93.00 on December 31, 2021, and $72.78 on December 31, 2020. The Principal Executive Officer (PEO) was Mr. O’Hanley for all years in the table. The non-PEO NEOs were Mr. Aboaf (all years), Mr. Maiuri (2021, 2022 and 2023), Messrs. Aristeguieta and Erickson (2021 and 2022), Mr. Taraporevala (2022), Mr. Hu (2023 and 2024), Ms. Hung (2023, 2024 and 2025), Mr. Ambrosius (2024 and 2025) and Messrs. Woods, Keating and Tahiri (2025).

(2)
The following table describes the adjustments, each of which is prescribed by SEC rules, to calculate the CAP amount from the SCT amount for 2025. There were adjustments with respect to the actuarial value of the pension plan in which Messrs. Keating and Ambrosius participated, based on the annual service cost under the SSRP, MSRP and State Street GmbH Munich Retirement Plan. The SCT amount and the CAP amount do not reflect the actual amount of compensation earned by or paid during 2025, but rather are amounts determined in accordance with Item 402(v) of Regulation S-K.

	2025
Adjustments(1)	PEO	Non-PEO NEOs(3)
Total Compensation from SCT	$19,529,070	$7,881,344
(Subtraction): Change in pension value reported in SCT for covered fiscal year (if positive value)	0	(28,372)
Addition: Pension service cost attributable to covered fiscal year	0	26,160
Adjustments for stock awards
(Subtraction): Stock Awards from SCT	(12,764,924)	(4,311,889)
Addition: Fair value at year end of awards granted during the covered fiscal year that are outstanding and unvested at year end	23,061,775	9,835,851
Addition (Subtraction): Year-over-year change in fair value of awards granted in any prior fiscal year that are outstanding and unvested at year end	12,919,864	2,536,275
Addition: Vesting date fair value of awards granted and vesting during such year	0	198,819
Addition (Subtraction): Change as of the vesting date (from the end of the prior fiscal year) in fair value of awards granted in any prior fiscal year for which vesting conditions were satisfied during such year	403,771	61,340
Compensation Actually Paid (as calculated)	43,149,556	16,199,528

The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(3)	Amounts presented are averages for the entire group of non-PEO NEOs in each respective year.
(4)
Total Shareholder Return (TSR) data is calculated based on an initial investment on December 31, 2020 and reflects for 2025 – five-year cumulative TSR (December 31, 2020 – December 31, 2025); for 2024 – four-year cumulative TSR (December 31, 2020 – December 31, 2024); for 2023 – three-year cumulative TSR (December 31, 2020 – December 31, 2023); for 2022 – two-year cumulative TSR (December 31, 2020 – December 31, 2022); and for 2021 – one-year TSR (December 31, 2020 – December 31, 2021). When comparing

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Other Executive Compensation Information
our annual and long-term performance to that of our peers for compensation purposes and for purposes of disclosure under Item 201(e) of Regulation S-K, we utilize the KBW Bank Index, which comprises State Street, our Direct Peers, and 21 other constituents with which we competed in some aspects of our businesses as of January 1, 2025.
(5)
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. For a reconciliation of the non-GAAP ROE presented in the table above, see Appendix B.

Financial Performance Measures
As described in greater detail under “Executive Compensation—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those measures are presented in the Pay Versus Performance table. Moreover, the Company’s executive compensation program is designed to incentivize long-term performance and shareholder value creation. The Human Resources Committee did not consider the Pay Versus Performance disclosure when making its incentive compensation decisions.
The metrics that the Company uses in determining annual incentive compensation awards and in the payout of our long-term performance-based RSUs are selected based on the objective of incentivizing our PEO and Non-PEO NEOs to increase the value of the Company for our shareholders. The following table lists the four performance measures that we believe represent the most important performance measures we used to link the CAP amounts for our NEOs for 2025 to Company performance, all of which are metrics or modifiers used in our performance-based RSUs. Of these measures, we identified return on average common equity (non-GAAP), which we refer to as ROE (Non-GAAP) in the table above, as the most important of our financial performance measures.

Return on Average Common Equity (non-GAAP)
Fee Revenue Growth (non-GAAP)
Pre-Tax Margin (non-GAAP)
Total Shareholder Return

Analysis of the Information Presented in the Pay Versus Performance Table
In accordance with Item 402(v) of Regulation S-K, the Company is providing the following descriptions of the relationships between information presented in the Pay Versus Performance table.
Overview. The Human Resources Committee reviews, evaluates and approves our executive compensation program annually, and designs the program to effectively align pay with performance and shareholder interests over time. The design elements supporting this goal include our use of shareholder return-based metrics in assessing annual financial performance, heavy reliance on deferred equity-based compensation vehicles (substantially delivered in the form of performance-based equity) and the use of relative TSR in our long-term incentive design. In the Pay Versus Performance table above:
•
Equity-based vehicles comprised 75% of incentive compensation awarded to our PEO in 2025 for the 2024 performance year, 100% in 2024 for the 2023 performance year, 90% in 2023 for the 2022 performance year and in 2022 for the 2021 performance year and 100% in 2021 for the 2020 performance year

•
Equity-based vehicles comprised 65% of incentive compensation awarded to our Non-PEO NEOs (other than Messrs. Keating and Ambrosius)* in 2025, 2024, 2023, 2022 and 2021 for the 2024, 2023, 2022, 2021 and 2020 performance years, respectively

*
Equity-based vehicles comprised 50% of incentive compensation awarded to Mr. Keating in 2025 for the 2024 performance year; equity-based vehicles comprised 60% of incentive compensation awarded to Mr. Ambrosius in 2024 for the 2023 performance year

Because we maintain significant levels of deferred equity-based compensation for our executives, the change in value over time of CAP for our PEO and Non-PEO NEOs in the table above is driven primarily by the change in our stock price and our performance against metrics aligned to our long-term strategy contained in our performance-based RSUs.

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Other Executive Compensation Information
Relationship between CAP and ROE (non-GAAP). ROE (GAAP) is a component of the Human Resources Committee’s assessment of annual financial performance, and is one driver of annual pay decisions. Additionally, for awards granted in 2025 and earlier years, ROE (non-GAAP) was a core metric or modifier in our performance-based RSU program, with the potential to impact the value of this long-term equity vehicle over time. As a result, CAP for our PEO and Non-PEO NEOs is influenced by ROE (non-GAAP).

Relationship between CAP and State Street TSR and CAP and Peer Group/KBW Bank Index TSR. TSR, for both State Street itself and relative to the KBW Bank Index, is a component of the Human Resources Committee’s assessment of financial performance, driving annual pay decisions. For 2025, CAP for our PEO is $43.1 million and the average CAP for our Non-PEO NEOs is $16.2 million, above the SCT compensation of $19.5 million for our PEO and the average SCT compensation of $7.9 million for our Non-PEO NEOs, respectively, consistent with the increase of TSR from 152.4 in 2024 to 206.6 in 2025. For 2024, CAP for our PEO is $28.2 million and the average CAP for our Non-PEO NEOs is $9.8 million, above the SCT compensation of $16.7 million for our PEO and the average SCT compensation of $6.4 million for our Non-PEO NEOs, respectively, consistent with the increase of TSR from 117.1 in 2023 to 152.4 in 2024. For 2023, CAP for our PEO is $10.6 million and the average CAP for our Non-PEO NEOs is $8.0 million, below the SCT compensation of $13.4 million for our PEO and the average SCT compensation of $8.8 million for our Non-PEO NEOs, respectively, despite the slight increase of TSR from 113.1 in 2022 to 117.1 in 2023. For 2022, CAP for our PEO is $10.1 million and the average CAP for our Non-PEO NEOs is $4.7 million, significantly below the SCT compensation of $18.0 million for our PEO and the average SCT compensation of $7.6 million for our Non-PEO NEOs, respectively, consistent with the decline of TSR from 131.1 in 2021 to 113.1 in 2022. For 2021, CAP for our PEO is $22.7 million and average CAP for our Non-PEO NEOs is $12.3 million, significantly higher than the SCT compensation of $14.1 million for our PEO and the average SCT compensation of $8.7 million for Non-PEO NEOs, respectively, consistent with the increase of TSR from 100 in 2020 to 131.1 in 2021. Additionally, because TSR is substantially driven by equity appreciation or depreciation, and because we maintain significant levels of deferred equity-based compensation for our executives, the increase or decrease in CAP versus SCT compensation is strongly aligned with State Street’s TSR performance, linking CAP to the shareholder experience (i.e., when TSR is flat, CAP and SCT compensation tend to converge, when TSR increases, CAP tends to increase relative to SCT compensation and when TSR declines, SCT compensation tends to decrease relative to CAP).

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Other Executive Compensation Information

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Other Executive Compensation Information
Relationship between CAP and Net Income (GAAP). Although Net Income (GAAP) is not itself included in our Financial Scorecard, the Human Resources Committee reviews its primary components, Revenue and Expenses, as well as Net Interest Income on a standalone basis, as part of its annual assessment of financial performance. Likewise, although Net Income (GAAP) is not a metric in our performance-based RSU vehicle, other performance-based RSU metrics, including Pre-Tax Margin and Fee Revenue Growth, are related to Net Income (GAAP). As a result, CAP for our PEO and Non-PEO NEOs is indirectly impacted by Net Income (GAAP).

CEO Pay Ratio Disclosure
This section provides an estimate under applicable SEC regulations of the ratio of total compensation for our Chief Executive Officer to the median of total compensation for our other employees. The methodology and the material assumptions, adjustments and estimates we used in identifying our median employee and calculating that employee’s total compensation are set forth below. This methodology may differ from that applied by other companies, including other financial services companies, and so the information may not be comparable across companies.
For 2025:
•	the estimated median of the annual total compensation of all employees of State Street (other than Mr. O’Hanley), was $43,491; and
•	the annual total compensation of Mr. O’Hanley was $19,529,070.
Based on the foregoing, the ratio of the annual total compensation of Mr. O’Hanley to the median of the annual total compensation of all other employees is estimated to be 449 to 1.
As permitted under SEC rules, we are using the same median employee for our 2025 CEO Pay Ratio calculation as was used for the 2024 pay ratio calculation since there has been no change in our employee population or employee compensation arrangements that we believe would result in a significant change to our pay ratio disclosure.
We identified our median employee for 2024 based on our employee population as of October 1, 2024 and used a local currency-to-U.S. dollar exchange rate as of that date to enable a U.S. dollar-based assessment. State Street employees are generally eligible for base pay and incentive compensation. We therefore analyzed our employee population based on these compensation elements for the full year 2024. We annualized the base pay of all full and part-time employees in our employee population who were hired during 2024. Similarly, for all such employees who did not receive incentive compensation in 2024

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Other Executive Compensation Information
due solely to their date of hire, we used a consistent methodology to impute annualized incentive compensation based on each employee’s level and function. We calculated the median gross pay (as described above) and selected the employees within $100 of that value to further analyze. We then identified an employee from this group whose pay was a reasonable estimate of the median pay at our organization as the median employee. For the median employee, we combined all forms of compensation that would have been reported in the “Total” column of the Summary Compensation Table had disclosure of the median employee’s compensation been required in that table.
For Mr. O’Hanley, we used the amount reported in the “Total” column of the Summary Compensation Table.

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Item 2: Approval of Advisory Proposal on Executive Compensation

The Board of Directors unanimously recommends that you vote FOR this proposal (Item 2 on your proxy card)

The Board believes that shareholder feedback on executive compensation is important and annually provides shareholders the opportunity to vote on an advisory executive compensation proposal.
The advisory proposal is provided in accordance with Section 14A of the Securities Exchange Act of 1934 (Exchange Act) and is non-binding. The outcome of this advisory proposal does not overrule any decision by, create or imply any change to the fiduciary duties of, or create or imply any additional fiduciary duties for State Street or the Board of Directors (or any of its committees). Though this vote is non-binding, the Human Resources Committee will consider vote results in making executive compensation decisions. More information about executive compensation at State Street, including detail on the Human Resources Committee of the Board’s process for determining executive pay, is described under the heading “Compensation Discussion and Analysis.”
The text of the proposal presented for your approval is as follows:
VOTED:
That the compensation of State Street’s executives, as disclosed pursuant to the SEC’s compensation disclosure rules, as set forth in this proxy statement under the heading “Executive Compensation,” including the Compensation Discussion and Analysis, the compensation tables and related material, is approved; provided that this resolution shall not be binding on State Street’s Board of Directors or any of its committees and may not be construed as overruling any decision by the Board of Directors or any of its committees.

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Examining and Audit Committee Matters
Examining and Audit Committee Pre-Approval Policies and Procedures
State Street’s Examining and Audit Committee has established pre-approval policies and procedures applicable to all services provided by State Street’s independent registered public accounting firm, pursuant to which the Committee reviews for approval each particular service expected to be provided. In connection with that review, the Committee is provided with detailed information so that it can make well-reasoned assessments of the impact of the services on the independence of the independent auditor. Pre-approvals could include pre-approved cost levels or budgeted amounts or a range of cost levels or budgeted amounts. Pre-approval is also required for substantive changes in terms, conditions and fee arrangements resulting from changes in the scope, structure or other items. The pre-approvals include services in categories of audit services, audit-related services, tax services and other services permissible under the SEC’s auditor independence rules. The services shown in the table below were approved by the Committee in accordance with these pre-approval policies and procedures.
Audit and Non-Audit Fees
Ernst & Young LLP (EY), was State Street’s independent registered public accounting firm for each of the fiscal years ended December 31, 2025 and December 31, 2024. Fees incurred by State Street and its subsidiaries for professional services rendered by EY with respect to 2025 and 2024 were as follows:

Description (In millions)	2025	2024
Audit Fees	$16.4	$15.8
Audit-Related Fees	24.6	18.5
Tax Fees	3.7	3.3
All Other Fees	—	—

Services provided under Audit Fees primarily included statutory and financial statement audits, the requirement to opine on the design and operating effectiveness of internal control over financial reporting and accounting consultations billed as audit services. Services provided under Audit-Related Fees consisted principally of reports on the processing of transactions by servicing organizations, non-statutory audits and due diligence procedures. Services provided under Tax Fees consisted principally of compliance and corporate tax advisory services.
In addition to the services described above, EY provides audit and tax compliance services to certain mutual funds, exchange-traded funds (ETFs) and foreign-based private investment funds for which State Street is the sponsor and investment adviser or manager. The mutual funds and ETFs have boards of directors or similar bodies that make their own determinations as to selection of the funds’ audit firms and approval of any fees paid to such firms. In the case of certain foreign-based private investment funds, State Street participates in the selection of the audit firm to provide the audit and tax compliance services. All of the fees for such services are paid by the mutual funds, ETFs and foreign-based private investment funds—not by State Street—and are not included in the table above.

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Examining and Audit Committee Matters
Report of the Examining and Audit Committee
The Examining and Audit Committee consists entirely of members who meet the independence requirements of the listing standards of the NYSE and the rules and regulations of the SEC, as determined by the Board. Further, all of the members of the Committee are financially literate, based upon their education and experience, as such qualification under the listing standards of the NYSE is interpreted by the Board. The Board has determined, based upon education and experience as a principal accounting or financial officer or public accountant, or experience actively supervising a principal accounting or financial officer or public accountant, or other relevant experience, that each member of the Committee that reviewed the financial statements for the year ended December 31, 2025, satisfies the definition of “audit committee financial expert,” as set out in the rules and regulations under the Exchange Act, and has accounting or related financial management expertise, as such qualification under the listing standards of the NYSE is interpreted by the Board. The Committee operates under a written charter that is reviewed and approved annually by the Board. The Committee furnishes the following report:
On behalf of State Street’s Board, the Committee oversees the operation of a system of internal controls designed to ensure the integrity of State Street’s financial statements and reports, compliance with laws, regulations and corporate policies and the qualifications, performance and independence of State Street’s independent registered public accounting firm. The role of the independent registered public accountant is to independently audit the consolidated financial statements and effectiveness of internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board or PCAOB. Additionally, the Committee oversees the Company’s efforts to promote and advance a culture of compliance and ethical business practices. It is management’s responsibility to prepare State Street’s consolidated financial statements and establish and maintain internal control over financial reporting. The Committee acts on behalf of the Board in monitoring and overseeing the implementation, independence and performance of State Street’s internal corporate audit function, under the direction of the General Auditor. The General Auditor reports directly to the Examining and Audit Committee (and administratively to State Street’s CEO).
Consistent with this oversight responsibility, the Committee has reviewed and discussed with management the audited consolidated financial statements for the year ended December 31, 2025 and management’s assessment of internal control over financial reporting as of December 31, 2025. In connection with these reviews, the Committee discussed with management and EY, State Street’s independent registered public accounting firm, significant accounting policies, critical accounting estimates and key control matters throughout the year. EY issued its unqualified report on State Street’s consolidated financial statements and the design and operating effectiveness of State Street’s internal control over financial reporting.
The Committee has discussed with EY the matters required to be discussed by applicable requirements of the PCAOB and the SEC. The Committee has also received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding EY’s communications with the Committee concerning independence. The Committee has monitored the relationship between audit and non-audit services provided by EY in evaluating the firm’s continued independence. As part of the annual evaluation process, the Committee assessed EY’s independence, objectivity and audit quality, including consideration of audit quality indicators, relevant PCAOB inspection results, and the performance and qualifications of the lead audit partner and engagement team.
Based on these reviews and discussions, including meeting at least quarterly with EY and the General Auditor in separate private executive sessions, the Committee recommended to the Board that State Street’s audited consolidated financial statements for the year ended December 31, 2025, be included in State Street’s annual report on Form 10-K for the fiscal year then ended.
Submitted by,
William C. Freda, Chair
Marie A. Chandoha
DonnaLee A. DeMaio
John B. Rhea

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Item 3: Ratification of the Selection of the Independent Registered Public Accounting Firm

The Board of Directors unanimously recommends that you vote FOR this proposal (Item 3 on your proxy card)

The Board of Directors recommends that shareholders approve the ratification of the selection of the independent registered public accounting firm described below. The Examining and Audit Committee has appointed Ernst & Young LLP as State Street’s independent registered public accounting firm for the year ending December 31, 2026. EY has acted as our independent auditor since 1972. We have been advised by EY that it is a registered public accounting firm with the PCAOB and that it complies with the auditing, quality control and independence standards and rules of the PCAOB and the SEC.
Committee Responsibilities and Duties
The Examining and Audit Committee has direct responsibility for the engagement, termination, compensation, retention, evaluation and oversight of the work of our independent registered public accounting firm, including the sole authority for the establishment of pre-approval policies and procedures for all audit and non-audit engagements. The Committee also oversees the internal controls and procedures covering the integrity of our accounting and financial reporting processes, the preparation, audit and disclosure of financial statements and regulatory reports and the qualifications, performance and independence of State Street’s independent registered public accounting firm. Further, the Committee oversees the internal corporate audit function and the effectiveness of the Company’s compliance program. For more information, see the description in this Proxy Statement of the Examining and Audit Committee under the heading “Committees of the Board of Directors.”
Committee Considerations and Audit Firm Assessment
In connection with the annual appointment of EY, the Committee conducted a comprehensive assessment and review process, and considered among other factors:
•	Whether the retention of EY is in the best interests of State Street and its shareholders
•	The results of an annual assessment relative to the performance of EY, conducted by management, which includes a survey, interviews and analysis of external public data
•
EY’s capabilities, particularly with regard to the breadth and complexities of State Street’s business and operations, technical expertise, geographical footprint, knowledge level and quality of service

•	The recent performance of EY and the lead audit partner, including the quality and timeliness of communication, competence and responsiveness
•	EY’s tenure with State Street, including the benefits of institutional knowledge
•	The independence of EY
•	External data relating to audit quality and performance, including PCAOB reporting, known legal risks and significant proceedings involving EY
•	The fees incurred by State Street for the services rendered
Committee Role in Lead Partner Rotation
In accordance with SEC rules and EY policies, the lead audit partner must be rotated at least every five years. During this rotation process, the Committee and the Committee Chair are involved in the selection of the lead audit partner by vetting potential candidates, analyzing candidate qualifications and participating in the interview process. The Committee is also consulted regarding the final selection of the lead audit partner.

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Item 3: Ratification of the Selection of the Independent Registered Public Accounting Firm
Recommendation and Voting
After conducting this annual assessment and taking into consideration, among other things, the benefits of fresh perspective gained through the mandatory lead audit partner rotation, the Committee and the Board of Directors believe that the continued retention of EY as our independent registered public accounting firm is in the best interest of State Street and its shareholders. For more information, see the discussion in this proxy statement under the heading “Examining and Audit Committee Matters.”
While shareholder ratification of the selection of EY as our independent registered public accounting firm is not required, the Board is submitting the selection of EY to the shareholders for ratification to learn the opinion of shareholders on the selection. Should the selection of EY not be ratified by the shareholders, the Committee will reconsider the matter. Even in the event the selection of EY is ratified, the Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it believes such a change is in the best interests of State Street and its shareholders. Representatives of EY will be present at the annual meeting to respond to appropriate questions, and they will have the opportunity to make a statement if they desire.

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Item 4: Shareholder Proposal

The Board of Directors unanimously recommends that you vote AGAINST this proposal (Item 4 on your proxy card)

The Board of Directors recommends that shareholders vote AGAINST the shareholder proposal described below. Unless contrary instructions are given, shares represented by proxies solicited by the Board will be voted against the shareholder proposal.
Friends Fiduciary Corporation, 1700 Market Street, Suite 1535, Philadelphia, PA 19103, the beneficial owner for at least one year of more than $25,000 of State Street’s common stock, entitled to vote on the proposal at the meeting, together with a co-filer, Sisters of Charity of Leavenworth, 4200 S. 4th Street, Leavenworth, KS 66048, the beneficial owner of at least $2,000 worth of State Street’s common stock for at least three years, has submitted the proposal as set forth below for inclusion in the proxy statement. The Board of Directors, on behalf of State Street, disclaims any responsibility for the content or accuracy of the proposal and the supporting statement. The text of the proposal and supporting statement, as furnished to us by the proponent, appears exactly as submitted and is set forth below:
Request State Street Require a Separate Independent Chair
RESOLVED: State Street Corporation (“State Street” or “Company”) shareholders ask the Board to adopt a policy and amend the bylaws as necessary to require the Chair of the Board of Directors, whenever possible, be an independent member of the Board. This policy should be phased in for the next CEO transition. Compliance is waived if no independent director is available and willing to serve as Chair.
SUPPORTING STATEMENT:
The role of the CEO and management is to run the Company. The Board of Directors’ role provides independent oversight of management and the CEO. We believe a CEO cannot be their own supervisor, while managing the business, without potential conflicts of interest.
State Street’s CEO, Ronald O’Hanley, serves as CEO and Chair of the Company’s Board of Directors. Combining these two roles for one person weakens State Street’s governance structure, potentially harming shareholder value. We believe combining these roles gives the CEO unnecessary additional power over the Board, potentially weakening their authority and oversight of management.
Chairing the Board is a time-intensive responsibility. A separate and independent Chair frees the CEO to manage the Company and build effective business strategies. Mr. O’Hanley is also on the boards of Unum1 three non-profit organizations2, two colleges/universities3, and several finance-related organizations4 also requiring time and energy.
With such pressure on our CEO’s time, our Company and shareholders would benefit if an independent board member assumed Chair duties.
1	https://investors.unum.com/governance/board-of-directors/default.aspx
2	https://bilh.org/about/leadership/board-of-trustees; https://www.wbur.org/inside/board-of-directors; https://nwcfoundation.org/about/our-people/board-of-trustees/
3	https://www.iyrs.edu/about/board-of-trustees; https://www.maxwell.syr.edu/about/school-leadership/maxwell-advisory-board
4	https://www.iif.com/About-Us/Board; https://fsforum.com/who-we-are; https://www.bostonfed.org/about-the-boston-fed/board-of-directors.aspx

State Street — 2026 Notice of Meeting and Proxy Statement	104

Item 4: Shareholder Proposal
Intel’s former Chair Andrew Grove stated: “The separation of the two jobs goes to the heart of the conception of a corporation. Is a company a sandbox for the CEO, or is the CEO an employee? If he’s an employee, he needs a boss, and that boss is the Board. The Chairman runs the Board. How can the CEO be his own boss?”
Numerous institutional investors recommend separation as simple good governance. For example, CalPERS’ Principles & Guidelines encourage separation, even with a lead director in place.5 In its paper on the 2024 proxy season, Georgeson noted 46 proposals asked for a separate chair, with average votes in favor of 31%, similar to the previous two years.6 This resolution to State Street received a 26% vote in favor in 2025.
An independent Chair is the prevailing practice in the United Kingdom and many international markets. According to a 2023 ISS study, over 50% of U.S companies now have a separate chair and CEO.
An independent Chair and vigorous Board can improve focus on important ethical and governance matters, strengthen accountability to shareowners, and help forge long-term business strategies that best serve the interests of shareholders, consumers, employees, and the Company.
To foster a simple transition, we propose this policy be phased in when the next CEO is chosen.
5	https://www.calpers.ca.gov/docs/forms-publications/governance-and-sustainability-principles.pdf p. 13-14
6	https://content-assets.computershare.com/eh96rkuu9740/1LaV0tgtDhSIIWK8EzZAJH/73c32a245e36b8ec80cb910d591480e7/
Georgeson_2024_Proxy_Season_Review.pdf p.30

State Street — 2026 Notice of Meeting and Proxy Statement	105

Item 4: Shareholder Proposal
RECOMMENDATION OF THE BOARD OF DIRECTORS THAT YOU VOTE AGAINST THIS PROPOSAL
The Board believes that Company and shareholder interests are best served when the Board has the flexibility to determine the most effective leadership structure for the Company based on the Company’s needs and the Board’s regular assessment of the Company’s leadership. We received substantially the same proposal from the proponent in 2025 and we and our shareholders disagreed, as reflected by a significant majority vote at the annual meeting. The current proposal fails to take into account the robust role of the independent Lead Director as executed by State Street and integrated into our corporate governance structure. After careful consideration during the Board’s annual review of its leadership structure, we continue to believe that the combined Chairman and CEO role, paired with the robust duties of our independent Lead Director, provide an optimal balance of executive leadership and oversight that best serves the interests of the Company and our shareholders at this time. Accordingly, the Board recommends that shareholders vote AGAINST the proposal.
We believe it is important to preserve flexibility for the Board to determine the most effective leadership structure for State Street based on the Company’s specific opportunities and circumstances at any given time.
Selecting an appropriate leadership structure is one of the most important tasks of our Board. The Board has deep knowledge of the strategic goals of the Company, the unique opportunities and challenges it faces, its operational, risk management and governance processes and the various capabilities of our directors and the Company’s senior management. The Board is therefore best positioned to determine the most effective leadership structure to protect and enhance long-term shareholder value. It is important that directors have the discretion to use their insights, experience and judgment to make decisions with respect to the structure of the Company’s leadership. If the changes requested by the proposal are implemented, going forward, the Board would be constrained in exercising appropriate discretion.
The Board’s leadership structure is reassessed annually as part of the Board’s established governance process.
State Street’s governing documents allow the roles of Chairman of the Board and CEO to be filled by the same or different individuals. To determine the appropriate leadership structure of the Board, as part of the Board’s established and strong governance process, State Street’s independent directors annually review and assess the Board’s leadership structure. Directors consider a wide variety of factors in this assessment, including the business knowledge of the CEO, the independence of the other members of the Board, the engagement and experience of leaders on our Board, including the independent Lead Director, and results of the Board’s annual assessment of its own performance and effectiveness. Through this process, the Board tailors its leadership composition based on evolving circumstances and needs that are specific to the Company and that support effective oversight of the Company’s business strategy and operational and risk management, rather than adopting a “one-size-fits-all” approach that may not be appropriate, particularly in light of the highly regulated and complex nature of State Street and its operations and the dynamic nature of the markets and industry in which it operates.
As described in the “Board Leadership Structure and Role in Risk Oversight” section beginning on page 12 of this Proxy Statement the Board’s leadership structure currently consists of Sara Mathew serving her first one-year term as independent Lead Director after election to that role by the Board effective May 14, 2025. Under the Company’s corporate governance guidelines, the independent Lead Director has clearly defined and robust responsibilities, designed to further ensure oversight of the Company’s management. In addition to her specified responsibilities, Ms. Mathew is an actively engaged director who regularly communicates with our Chairman and CEO and other senior leaders on topics of importance to the Company. Further, in her role as independent Lead Director, Ms. Mathew regularly presides over meetings with her fellow independent directors in executive session, without the Chairman and CEO present, to discuss, among others they deem appropriate, such topics as Board evaluation, the Company’s strategy and evaluating the performance of the CEO. As described in the “Letter from our Independent Lead Director” beginning on page 1 of this Proxy Statement, Ms. Mathew engages in regularly scheduled meetings with the Chairman and CEO to discuss the progress of business initiatives and strategic priorities, serving as an effective and ongoing liaison on behalf of the Board in overseeing strategic execution and new developments between Board meetings. She also routinely engages with other members of executive management, regulators and additional stakeholders, reinforcing clear communication and strong governance practices.
The Board believes it is best positioned to determine, based on all relevant facts and circumstances that may exist from time to time, the most effective leadership structure for State Street, and permanently separating the Chairman and CEO functions would result in an unnecessarily inflexible governance structure. As described above, the Board is committed to regularly evaluating its leadership structure to promote the best interests of the Company and its shareholders at present and in the future.
For the foregoing reasons, the Board believes the proposal is neither necessary nor in the best interests of our shareholders and therefore recommends that shareholders vote AGAINST the proposal.

State Street — 2026 Notice of Meeting and Proxy Statement	106

General Information About the Annual Meeting
Questions and Answers About Voting
Why am I receiving these materials?
State Street’s Board is soliciting your vote by proxy at the 2026 annual meeting of shareholders. This proxy statement includes information that we are required to provide to you under the rules of the SEC and is designed to assist you in voting your shares.
Can I access State Street’s proxy materials and annual report electronically?
This proxy statement and our annual report, including our audited consolidated financial statements for the year ended December 31, 2025, are available to our shareholders on the Internet. On or about April 8, 2026, we mailed to our U.S. shareholders as of March 25, 2026, the record date for the annual meeting, a notice containing instructions on how to access these proxy materials online and how to submit a proxy online. Also, on April 8, 2026, we began mailing printed copies of these proxy materials to shareholders that have requested printed copies and to shareholders outside the United States. If you received a notice by mail, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. Instead, the notice instructs you on how to access and review online all of the important information contained in the proxy statement and annual report. The notice also instructs you on how you may submit your proxy over the Internet. If you received a notice by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in that notice.
How do I request a printed copy of the proxy materials?
To request a printed copy of the proxy statement, annual report and form of proxy relating to this shareholder meeting or future shareholder meetings, visit www.proxyvote.com, call 1-800-579-1639 or send an email to sendmaterial@proxyvote.com. You must have available the 16-digit control number from the notice described above.
How do I change my preference and only receive materials electronically?
If you currently receive printed copies of the proxy materials and would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards, annual reports and related materials electronically via email or the Internet visit www.proxyvote.com, call 1-800-579-1639 or send an email to sendmaterial@proxyvote.com. You must have available the 16-digit control number from the notice described above. To sign up for electronic delivery, please follow the instructions on the proxy card using the Internet and, when prompted, indicate that you agree to receive or access proxy and related materials electronically in future years.
What is the record date for the meeting?
Our Board has fixed the record date for the annual meeting as of the close of business on March 25, 2026.
How many votes can be cast by all shareholders?
As of the record date, 277,035,190 shares of our common stock were outstanding and entitled to be voted at the meeting. Each share of common stock is entitled to one vote on each matter.
How do I vote?
If your shares are registered in your name, you may vote online while virtually attending the annual meeting by visiting www.virtualshareholdermeeting.com/STT2026 or by proxy without attending the meeting. Registered shareholders may also vote by proxy, by telephone or on the Internet by following the instructions included with your proxy card or the notice we mailed to you on or about April 8, 2026. In addition, if you received a printed proxy card, you may mark, sign, date and mail the proxy card you received from State Street in the postage-paid return envelope. If you vote or submit a proxy in accordance with any of the available methods, your shares will be voted at the meeting pursuant to your instructions. If you sign and return the proxy card or vote by proxy by telephone or on the Internet but do not provide voting instructions on some or all of the proposals, your shares will be voted by the persons named in the proxy card on all uninstructed proposals in accordance with the recommendations of the Board given below.

State Street — 2026 Notice of Meeting and Proxy Statement	107

General Information About the Annual Meeting
If your shares are held in “street name” by a broker, bank or other nominee, that person, as the record holder of your shares, is required to vote your shares according to your instructions. Your bank, broker or other nominee will send you directions on how to vote those shares, which may include the ability to instruct the voting of your shares by telephone or on the Internet.
If your shares are held by a broker, bank or other nominee and you wish to vote online while virtually attending at the meeting, you will need to access the live audio webcast of the meeting at www.virtualshareholdermeeting.com/STT2026 and follow the instructions for shareholder voting.
What are the Board’s recommendations on how to vote my shares?
The Board of Directors recommends a vote:
•	Item 1—FOR election of the 13 nominees named herein as directors (page 24)
•	Item 2—FOR approval of the advisory proposal on executive compensation (page 99)
•	Item 3—FOR ratification of the selection of the independent registered public accounting firm (page 102)
•	Item 4— AGAINST the shareholder proposal (page 104)
Additionally, if other matters are presented at the annual meeting, the persons named in the proxy card as proxy holders are authorized to vote on the additional matters as they determine.
Who pays the cost for soliciting proxies by State Street?
State Street will pay the cost for the solicitation of proxies by the Board. The solicitation of proxies will be made primarily by mail and electronic means. State Street has retained Morrow Sodali, LLC to aid in the solicitation of proxies for a fee of $18,500, plus expenses. Proxies may also be solicited by employees of State Street and its subsidiaries personally, or by mail, telephone, email or other electronic means, without any remuneration to those employees other than their regular compensation. State Street will reimburse brokers, banks, custodians, other nominees and fiduciaries for forwarding these materials to their principals to obtain authorization for the execution of proxies.
What is householding?
Some banks, brokers and other nominee record holders may be “householding” our proxy statements, annual reports and related materials. “Householding” means that only one copy of these documents may have been sent to multiple shareholders in one household. If you would like to receive your own set of State Street’s proxy statements, annual reports and related materials, or if you share an address with another State Street shareholder and together both of you would like to receive only a single set of these documents, please contact your bank, broker or other nominee.
May I change my vote?
If you are a registered shareholder, you may change your vote or revoke your proxy at any time before it is voted by notifying the Secretary in writing, by returning a signed proxy with a later date, by submitting an electronic proxy as of a later date or by virtually attending the meeting and voting online during the meeting. If your shares are held in “street name,” you must contact your bank, broker or other nominee for instructions on changing your vote.
What constitutes a quorum?
A majority of the votes entitled to be cast on a matter constitutes a quorum for action on that matter. A share represented for any purpose at the annual meeting will be deemed present for determination of a quorum for the entire meeting and for any adjournment of the meeting; unless (1) a shareholder attends solely to object to lack of notice, defective notice or the conduct of the meeting on other grounds and the shareholder does not vote the shares or otherwise consent that they are to be deemed present or (2) in the case of an adjournment, a new record date is set for that adjourned meeting. Shares present virtually during the annual meeting will be considered shares represented in person at the meeting.

State Street — 2026 Notice of Meeting and Proxy Statement	108

General Information About the Annual Meeting
What vote is required to approve each item?
Since it is an uncontested election of directors at the annual meeting, a nominee for director will be elected to the Board if the votes cast “for” the nominee’s election exceed the votes cast “against” the nominee’s election (Item 1). If the votes cast “against” the nominee’s election exceed the votes cast “for” the nominee’s election, the nominee will not be elected to the Board. However, under Massachusetts law, if an incumbent director is not elected to the Board, that incumbent director will “hold over” in office as a director until their successor is elected or until there is a decrease in the number of directors. Under our Corporate Governance Guidelines, in an uncontested election of directors, any incumbent director who does not receive more votes cast “for” their election than votes cast “against” their election will submit to the Board a letter of resignation for consideration by the Nominating and Corporate Governance Committee. After consideration, that Committee would make a recommendation to the Board on the action to be taken regarding the resignation. No such tendered resignation will be deemed effective unless and until it is accepted by an action of the Board.
The actions concerning the advisory proposal on executive compensation (Item 2), the ratification of the selection of the independent registered public accounting firm (Item 3) and the shareholder proposal (Item 4) will be approved if the votes cast “for” the action exceed the votes cast “against” the action. Items 2, 3 and 4 are non-binding proposals.
How is the vote counted?
Votes cast by proxy or at the annual meeting will be counted by the persons appointed by State Street to act as tellers for the meeting.
“Abstentions” and “broker non-votes” are not counted as votes with respect to any of the items to be voted on at the annual meeting.
Stock exchange rules permit a broker to vote shares held in a brokerage account on certain proposals if the broker does not receive voting instructions from you. Stock exchange and SEC rules, however, prohibit brokers from voting uninstructed shares in the case of election of directors, executive compensation matters and certain other matters. Accordingly, of the matters to be voted on at the annual meeting, we believe the only proposal on which brokers will have discretionary voting authority is the ratification of the selection of the independent registered public accounting firm (Item 3).
Where is the meeting held?
The annual meeting will be conducted via live audio webcast at www.virtualshareholdermeeting.com/STT2026. Please allow ample time for the online check-in process. If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the login page hosting the virtual meeting.
How do I submit a question at the annual meeting?
If you wish to submit a question on the day of the annual meeting, beginning at 9:00 am Eastern Time on May 20, 2026, you may log in using the 16-digit control number provided with the voting instructions. You will be able to participate, submit questions and vote electronically at www.virtualshareholdermeeting.com/STT2026.
The annual meeting will be governed by our meeting guidelines posted at www.virtualshareholdermeeting.com/STT2026 in advance of the meeting. The meeting guidelines will address the ability of shareholders to ask questions or otherwise comment during the meeting, including rules on permissible topics, and rules for how questions and comments will be recognized and disclosed to meeting participants.
What happens if the meeting is postponed or adjourned?
Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.
May I see a list of shareholders entitled to notice of the meeting as of the record date?
A list of our registered shareholders as of the close of business on the record date will be made available to shareholders during the meeting at www.virtualshareholdermeeting.com/STT2026. To access that list of registered holders at our principal offices beginning April 10, 2026 and until the meeting, shareholders should email State Street Investor Relations at IR@statestreet.com.

State Street — 2026 Notice of Meeting and Proxy Statement	109

General Information About the Annual Meeting
What are my rights as a participant in the Salary Savings Program?
As part of its employee benefits program, State Street maintains a 401(k) plan called the Salary Savings Program (SSP). If you participate in the SSP and invest any part of your account in the Employee Stock Ownership Plan fund (ESOP Fund), you are considered a named fiduciary and may direct the voting of the State Street Corporation common stock allocated to your account as of the record date.
You may give direction on the Internet, by telephone or by mail. If you do not provide timely direction as to how to vote your allocated share, your allocated share will be voted on the same proportional basis as the shares that are directed by other participants. If a matter arises at the meeting, or such other time as affords no practical means for securing participant direction, the trustee will follow the direction of the committee designated by the Plan Sponsor, or its designee. Voting of your allocated share will occur as described above unless the trustee or plan administrator (or its designee), as applicable, determines that doing so would result in a breach of its fiduciary duty.
You must direct your vote in advance of the annual meeting so that the trustee, the registered owner of all of the shares held in the SSP, can vote in a timely manner. Regardless of the method you use to direct the trustee, the trustee must receive your direction no later than 11:59 p.m. Eastern Time on May 18, 2026 for your direction to be counted. Your direction will be held in confidence by the trustee. You may not provide this direction at the annual meeting. You may change your direction to the trustee by timely submitting a new direction. The last direction the trustee receives by 11:59 p.m. Eastern Time on May 18, 2026, will be the only one counted. If your direction by mail is received on the same day as the one received electronically, the electronic direction will be followed.
The trustee provides the annual report, the notice of annual meeting and the proxy statement electronically to active employed SSP participants invested in the ESOP Fund who have a State Street-provided email account and Internet access. Instead of receiving these materials in paper form mailed to your home, you will have online access to these materials, thus expediting the delivery of materials and reducing printing and mailing costs. An email will be sent to all such active employee participants with detailed instructions on how to access materials and give your direction to the trustee. You may request that paper copies be sent to you, thereby permitting you to send in your direction by mail if you prefer that method. All other participants will receive their materials in the mail.
Other Matters
The Board does not know of any other matters that may be presented for action at the annual meeting. Under our by-laws, the deadline for shareholders to notify us of any proposals or director nominations to be presented for action at the 2026 annual meeting has passed. Should any other business properly come before the meeting, the persons named on the enclosed proxy will, as stated therein, have discretionary authority to vote the shares represented by such proxies in accordance with their judgment. See the discussion in this proxy statement under the heading “General Information About the Annual Meeting—Questions and Answers About Voting.”
Proposals and Nominations by Shareholders
Shareholders who wish to present proposals for inclusion in State Street’s proxy materials for the 2027 annual meeting of shareholders may do so by following the procedures prescribed in Rule 14a-8 under the Exchange Act and State Street’s by-laws. To be eligible for inclusion in State Street’s proxy materials, the shareholder proposals must be received by the Secretary on or before December 9, 2026.
State Street’s proxy access provision permits a shareholder, or a group of up to 20 shareholders, to include director nominees in State Street’s proxy materials; provided that: (1) the nominating shareholder(s) own a number of shares representing 3% or more of the total voting power of State Street’s outstanding shares of capital stock entitled to vote on the election of directors; (2) the nominating shareholder(s) have owned that number of shares continuously for at least 3 years; and (3) the nominating shareholder(s) and their director nominee(s) satisfy the requirements of Article I, Section 7(c) of the by-laws, including its requirement of timely written notice. To be timely, a proxy access notice with respect to the 2027 annual meeting must be delivered to the Secretary no earlier than December 21, 2026 and no later than January 20, 2027 unless the date of the 2027 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2026 annual meeting, in which event Article I, Section 7(c) of the by-laws provides different notice requirements.
Under State Street’s by-laws, nominations for directors and proposals of business other than those to be included in State Street’s proxy materials as described above may be made by shareholders entitled to vote at the meeting if notice is timely

State Street — 2026 Notice of Meeting and Proxy Statement	110

General Information About the Annual Meeting
given, contains the information required by the by-laws, including information required by Rule 14a-19 under the Exchange Act, and such business is within the purposes specified in our notice of meeting. Except as noted below, to be timely, a notice with respect to the 2027 annual meeting must be delivered to the Secretary no earlier than January 20, 2027 and no later than February 19, 2027 unless the date of the 2027 annual meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary date of the 2026 annual meeting, in which event the by-laws provide different notice requirements.
State Street’s by-laws specify requirements relating to the content of the notice that shareholders must provide to the Secretary, including a shareholder nomination for director, to be properly presented at a shareholder meeting.
Any proposal of business or nomination should be mailed to:
Office of the Secretary
State Street Corporation
One Congress Street
Boston, Massachusetts 02114
Proposals can also be submitted by email to: corporatesecretary@statestreet.com

State Street — 2026 Notice of Meeting and Proxy Statement	111

Security Ownership of Certain Beneficial Owners and Management
Beneficial Owners
Based on filings made under Section 13(d) and Section 13(g) of the Exchange Act reporting ownership of shares and percent of class, as of the dates reported in such filings, the table below sets forth the number of shares of common stock of State Street and percent of class by each person or entity known to State Street, as of March 25, 2026, to beneficially own five percent or more of our outstanding common stock. As of March 25, 2026, there were 277,035,190 shares of State Street common stock outstanding.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	24,910,069(2)	8.99%

(1)
The Vanguard Group filed a Schedule 13G/A on March 27, 2026 reporting, as of March 13, 2026, 0% beneficial ownership of State Street Corporation, amending a Schedule 13G/A previously filed with the SEC on July 29, 2025 reporting that, as of June 30, 2025, The Vanguard Group reported a shared voting power of 356,370 shares, sole dispositive power of 35,743,751 shares and shared dispositive power of 1,468,997 shares, representing beneficial ownership of 13.43% of State Street's outstanding common stock, as of record date March 25, 2026. In the March 27, 2026 Schedule 13G/A filing, The Vanguard Group reported an internal realignment effective January 12, 2026 wherein certain subsidiaries or business divisions of subsidiaries of The Vanguard Group will report beneficial ownership separately from The Vanguard Group. As of April 2, 2026, no subsidiaries or business divisions of subsidiaries of The Vanguard Group have reported beneficial ownership of State Street under Section 13(d) and Section 13(g) of the Exchange Act.

(2)
This information is based on a Schedule 13G/A filed with the SEC on January 25, 2024 by BlackRock, Inc., in which it reported, as of December 31, 2023, sole voting power of 22,286,392 shares and sole dispositive power of 24,910,069 shares. This entity has not subsequently filed with the SEC to update the amount and nature of its beneficial ownership of State Street common stock.

State Street — 2026 Notice of Meeting and Proxy Statement	112

Security Ownership of Certain Beneficial Owners and Management
Management
The table below sets forth the number of shares of State Street common stock beneficially owned as of the close of business on March 25, 2026 by (1) each director, (2) the named executive officers as identified in the Summary Compensation Table of this proxy statement and (3) all directors and executive officers as a group. For this purpose, beneficial ownership is determined under the rules of the SEC. As of March 25, 2026, there were 277,035,190 shares of State Street common stock outstanding. On March 25, 2026 each named executive officer and director listed below individually, and the directors and executive officers as a group, owned beneficially less than 1% of the outstanding shares of common stock.

Name	Amount and Nature of Beneficial Ownership(1)
Eric W. Aboaf	—(2)
John F. Woods	—
Mark R. Keating	3,415
Joerg Ambrosius	9,888
Marie A. Chandoha	19,712(3)
DonnaLee A. DeMaio	11,751
Amelia C. Fawcett	63,413
William C. Freda	33,780
Susan M. Gordon	324
Yie-Hsin Hung	33,897
Patricia M. Halliday	2,620
Sara Mathew	23,453
William L. Meaney	24,859(4)
Ronald P. O’Hanley	229,899(5)
Sean P. O’Sullivan	27,010
Julio A. Portalatin	13,859
Brian J. Porter	8,898
John B. Rhea	23,066
Mostapha Tahiri	22,393
All directors and executive officers as a group (25 persons)	742,006(3)(4)(5)(6)

(1)
Information in this table includes shares that the individual or group has the right to acquire within 60 days of March 25, 2026 subject to applicable tax withholdings. Shares granted to non-management directors vest immediately and are included in the total amounts above, and are not subject to a vesting schedule, even if deferred.

(2)
Mr. Aboaf ceased service as an executive officer effective February 13, 2025. The Company does not receive ongoing ownership information following employment departure, and therefore beneficial ownership information is not available.

(3)	Includes 5,469 shares held in trust for which Ms. Chandoha disclaims beneficial ownership except to the extent of her pecuniary interest therein.
(4)	Includes 60 shares held in trust for which Mr. Meaney disclaims beneficial ownership except to the extent of his pecuniary interest therein.
(5)	Includes 70,327 shares held in trust for which Mr. O’Hanley disclaims beneficial ownership except to the extent of his pecuniary interest therein.
(6)	Includes 641 shares held by a domestic partner of an executive officer.

State Street — 2026 Notice of Meeting and Proxy Statement	113

Security Ownership of Certain Beneficial Owners and Management
Delinquent Section 16(a) Reports
Section 16(a) of the Exchange Act requires State Street’s directors, executive officers and any beneficial owners of more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. State Street is not aware of any 10% beneficial owners that are subject to Section 16(a). Based on State Street’s review, it believes that all of its directors and officers have complied with all Section 16(a) reporting requirements applicable to them with respect to transactions in 2025, other than the filing of an amended Form 4 by Joerg Ambrosius on March 13, 2025, to correctly reflect the number of shares subject to previously settled performance awards.

State Street — 2026 Notice of Meeting and Proxy Statement	114

Appendix A
Excerpt from State Street’s Corporate Governance Guidelines
The Board will have a majority of directors who meet the criteria for independence required by the New York Stock Exchange (NYSE) corporate governance standards. The Board has adopted the following guidelines to assist it in determining director independence in accordance with the NYSE standards. To be considered independent, the Board must determine, after review and recommendation by the Nominating and Corporate Governance Committee, that the director has no direct or indirect material relationship with the Company. The Board has established the following categorical guidelines to assist it in determining independence:
a.	A director will not be independent if he or she does not satisfy any of the bright-line tests set forth in Section 303A.02(b) of the NYSE Listed Company Manual.
b.
The following commercial or charitable relationships will not be considered to be material relationships that would impair a director’s independence: (i) if the State Street director or a member of such director’s immediate family (as defined in Section 303A of the NYSE Listed Company Manual) is a director or owner of less than a 10% ownership interest of another company (including a tax-exempt organization) that does business with the Company; provided such State Street director is not involved in negotiating the transaction; (ii) if the State Street director or a member of such director’s immediate family is a current employee, consultant or executive officer of another company (including a tax-exempt organization) that does business with the Company; provided that, (x) where the State Street director is an employee, consultant or executive officer of the other company, neither the director nor any of his or her immediate family members receives any special benefits as a result of the transaction and (y) the annual payments to, or payments from, the Company from, or to, the other company, for property or services in any completed fiscal year in the last three fiscal years are equal to or less than the greater of $1 million, or two percent of the consolidated gross annual revenues of the other company during the last completed fiscal year of the other company; and (iii) if the State Street director or member of such director’s immediate family is a director, trustee, employee or executive officer of a tax-exempt organization that receives discretionary charitable contributions from the Company; provided such State Street director and his or her Immediate Family Members do not receive any special benefits as a result of the transaction; and further provided that, where the director or immediate family member is an executive officer of the tax-exempt organization, the amount of discretionary charitable contributions in any completed fiscal year in the last three fiscal years are not more than the greater of $1 million, or two percent of that organization’s consolidated gross revenues in the last completed fiscal year of that organization (in applying this test, State Street’s automatic matching of employee charitable contributions to a charitable organization will not be included in the amount of State Street’s discretionary contributions).

c.
The following commercial relationships will not be considered to be a material relationship that would impair a director’s independence: lending relationships, deposit relationships or other banking relationships (such as depository, transfer, registrar, indenture trustee, trusts and estates, private banking, investment management, custodial, securities brokerage, cash management and similar services) between State Street and its subsidiaries, on the one hand, and a company with which the director or such director’s immediate family member is affiliated by reason of being a director, employee, consultant, executive officer, general partner or an equity holder thereof, on the other, provided that: (i) such relationships are in the ordinary course of the Company’s business and are on substantially the same terms as those prevailing at the time for comparable transactions with non-affiliated persons; (ii) with respect to a loan by the Company to such company or its subsidiaries, such loan has been made in compliance with applicable law, including Regulation O of the Board of Governors of the Federal Reserve and Section 13(k) of the Securities Exchange Act of 1934, such loan did not involve more than the normal risk of collectability or present other unfavorable features, and no event of default has occurred under the loan; and (iii) payments to the Company for property or services (including fees and interest on loans but not including principal repayments) from such company does not exceed the limit provided in (b)(ii) above.

State Street — 2026 Notice of Meeting and Proxy Statement	A-1

Appendix A
If a relationship is described by the categorical guidelines contained in both paragraphs b. and c. above, it will not be considered to be a material relationship that would impair a director’s independence if it satisfies all of the applicable requirements of either paragraph b. or c. For relationships not covered by the categorical guidelines (either because they involve a different type of relationship or a different dollar amount), the determination of whether the relationship is material or not, and therefore whether the director would be independent or not, shall be made by the directors who satisfy the independence guidelines set forth above. The Company will explain in the next proxy statement the basis for any Board determination that a relationship was immaterial despite the fact that it did not meet the categorical guidelines of immateriality set forth above.

State Street — 2026 Notice of Meeting and Proxy Statement	A-2

Appendix B
Reconciliation of Non-GAAP Financial Information
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges and gains/losses on sales. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability.
Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

(Dollars in millions)	2025	2024	%Change 2025 vs. 2024
Total Revenue:
Total revenue, GAAP-basis	$13,944	$13,000	7.3%
Less: Notable items:
Foreign exchange trading services(1)	(3)	(15)	(80.0)%
Client rescoping (revenue impact)(2)	24	—	—
Other fee revenue(3)	—	(66)	nm
(Gains) losses related to investment securities, net(4)	—	81	nm
Total revenue, excluding notable items	$13,965	$13,000	7.4%

Fee Revenue:
Total fee revenue, GAAP-basis	$10,980	$10,156	8.1%
Less: Notable items:
Foreign exchange trading services(1)	(3)	(15)	(80.0)%
Client rescoping (revenue impact)(2)	24	—	—
Other fee revenue(3)	—	(66)	nm
Total fee revenue, excluding notable items	$11,001	$10,075	9.2%

Servicing Fees:
Servicing fees, GAAP-basis	$5,324	$5,016	6.1%
Servicing fees, excluding notable items	$5,324	$5,016	6.1%

Management Fees:
Management fees, GAAP-basis	$2,398	$2,124	12.9%
Management fees, excluding notable items	$2,398	$2,124	12.9%

Foreign Exchange Trading Services:
Total FX trading services, GAAP-basic	$1,614	$1,401	15.2%
Less: Foreign exchange trading services(1)	(3)	(15)	(80.0)%
Total FX trading services, excluding notable items	$1,611	$1,386	16.2%

Net Interest Income:
Net interest income, GAAP-basis	$2,960	$2,923	1.3%
Net interest income, excluding notable items	$2,960	$2,923	1.3%

State Street — 2026 Notice of Meeting and Proxy Statement	B-1

Appendix B

(Dollars in millions)	2025	2024	%Change 2025 vs. 2024
Expenses:
Total expenses, GAAP-basis	$10,154	$9,530	6.5%
Less: Notable expense items:
Deferred compensation expense acceleration(5)	—	(79)	nm
Net repositioning (charges) release(6)	(326)	2	nm
Client rescoping (expense impact)(2)	(18)	—	nm
Other notable items(7)	21	(111)	nm
Total expenses, excluding notable items	$9,831	$9,342	5.2%

(Dollars in millions, except Earnings per share, or where otherwise noted)	2025	2024	%Change 2025 vs. 2024
Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$9.40	$8.21	14.5%
Less: Notable items
Foreign exchange trading services(1)	(0.01)	(0.04)
Client rescoping (revenue impact)(2)	0.06	—
Other fee revenue(3)	—	(0.16)
(Gains) losses related to investment securities, net(4)	—	0.20
Deferred compensation expense acceleration(5)	—	0.19
Repositioning charges(6)	0.85	—
Client rescoping (expense impact)(2)	0.05	—
Other notable items(7)	(0.05)	0.27
Diluted earnings per share, excluding notable items	$10.30	$8.67	18.8%

	2025	2024	% Change 2025 vs. 2024	2023
Return on Average Common Equity:
Return on average common equity, GAAP-basis	11.5%	11.1%	0.4% pts	8.2%
Less: Notable items
Foreign exchange trading services(1)	—	(0.1)		—
Client rescoping (revenue impact)(2)	0.1	—		—
Other fee revenue(3)	—	(0.2)		—
(Gains) losses related to investment securities, net(4)	—	0.3		1.3
Acquisition and restructuring costs	—	—		(0.1)
Deferred compensation expense acceleration(5)	—	0.3		—
Repositioning charges(6)	1.4	—		0.9
Client rescoping (expense impact)(2)	0.1	—		—
Other notable items(7)	(0.1)	0.5		2.0
Tax impact of notable items	(0.4)	(0.2)		(1.0)
Return on average common equity, excluding notable items	12.6%	11.7%	0.9% pts	11.3%

State Street — 2026 Notice of Meeting and Proxy Statement	B-2

Appendix B

(Dollars in millions)	2025	2024	% Change 2025 vs. 2024
Pre-tax Margin:
Pre-tax margin, GAAP-basis	26.8%	26.1%	0.7% pts
Less: Notable items
Foreign exchange trading services(1)	—	(0.1)
Client rescoping (revenue impact)(2)	0.2	—
Other fee revenue(3)	—	(0.5)
(Gains) losses related to investment securities, net(4)	—	0.6
Deferred compensation expense acceleration(5)	—	0.6
Repositioning charges(6)	2.2	—
Client rescoping (expense impact)(2)	0.1	—
Other notable items(7)	(0.1)	0.9
Pre-tax margin, excluding notable items	29.2%	27.6%	1.6% pts

Operating Leverage:
Operating Leverage, GAAP-basis:
Total revenue, GAAP-basis	$13,944	$13,000	7.3%
Total expenses, GAAP-basis	10,154	9,530	6.6%
Operating leverage, GAAP-basis			71 bps
Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$13,965	$13,000	7.4%
Total expenses, excluding notable items (as reconciled above)	9,831	9,342	5.2%
Operating leverage, excluding notable items			219 bps

(1)
Amounts in both 2025 and 2024 consist of a revenue-related recovery associated with the proceeds from a 2018 foreign exchange benchmark litigation resolution, which is reflected in foreign exchange trading services revenue.

(2)
Amount related to a client rescoping which decreased income before income taxes by $42 million, of which $24 million is reflected in front office software and data revenue and $18 million is reflected in information systems and communications expenses.

(3)	Amount consists of a $66 million gain on sale of equity investment, which is reflected in other fee revenue.
(4)	Amount consists of an $81 million loss on the sale of investment securities, which is related to the repositioning of the investment portfolio reflected in other income.
(5)	Deferred compensation expense acceleration of $79 million in 2024 related to prior period incentive compensation awards to align State Street's deferred pay mix with peers.
(6)
Amount in 2025 includes a charge of $211 million, reflected in compensation and employee benefits primarily from workforce rationalization, a $69 million charge reflected in occupancy costs associated with real estate footprint optimization and other repositioning charges relating to operating model changes of $24 million and $22 million, reflected in information systems and communications and other expenses, respectively. The amount in 2024 includes a $15 million release related to compensation and employee benefits, partially offset by $13 million related to occupancy costs associated with real estate footprint.

(7)
Amount in 2025 primarily includes an FDIC special assessment release of $60 million and legal and related costs of $40 million reflected in other expenses. Amount in 2024 primarily related to the FDIC special assessment and subsequent true-up reflected in other expenses. Other notable items also include a $12 million charge in 2024 and subsequent true-up in 2025 associated with operating model changes which are reflected in other expenses.

nm	Denotes not meaningful

State Street — 2026 Notice of Meeting and Proxy Statement	B-3

Appendix B
Reconciliation of Non-GAAP 3 year average Return on Equity (ROE) -
for the 2023-2025 Performance-based RSUs

2023-2025 ROE - 3 year average, GAAP basis	10.3%
Less: Pre-established Performance-based RSU adjustments:
Restructuring expenses	1.1
Legal and regulatory	0.5
2023-2025 ROE - 3 year average, Adjusted ROE	11.9%

Reconciliation of Non-GAAP 3 year average Pre-Tax Margin -
for the 2023-2025 Performance-based RSUs

2023-2025 Pre-tax Margin - 3 year average, GAAP basis	24.1%
Less: Pre-established Performance-based RSU adjustments:
Restructuring expenses	2.7
Legal and regulatory	1.1
Acquisitions and dispositions	(0.2)
2023-2025 Pre-tax Margin - 3 year average, Adjusted Pre-tax Margin	27.7%

Reconciliation of Non-GAAP 3 year compound annual Fee Revenue Growth -
for the 2023-2025 Performance-based RSUs

2023-2025 Fee Revenue Growth - 3 year compound annual, GAAP basis	4.6%
Less: Pre-established Performance-based RSU adjustments:
Restructuring expenses	0.1
2023-2025 Fee Revenue Growth - 3 year compound annual, Adjusted Fee Revenue Growth	4.7%

State Street — 2026 Notice of Meeting and Proxy Statement	B-4

State Street Corporation
One Congress Street
Boston, MA 02114-2016

STATE STREET

STATE STREET CORPORATION
ONE CONGRESS STREET
BOSTON, MA 02114

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com** **or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 19, 2026. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/STT2026**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 19, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92068-P41596 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

STATE STREET CORPORATION

The Board of Directors recommends a vote FOR each director nominee in Item 1, FOR Items 2 and 3 and AGAINST Item 4.

1. To elect 13 directors.

Nominees for Director:	For	Against	Abstain
1a. M. Chandoha	☐	☐	☐
1b. D. DeMaio	☐	☐	☐
1c. A. Fawcett	☐	☐	☐
1d. W. Freda	☐	☐	☐
1e. S. Gordon	☐	☐	☐
1f. P. Halliday	☐	☐	☐
1g. S. Mathew	☐	☐	☐
1h. W. Meaney	☐	☐	☐
1i. R. O'Hanley	☐	☐	☐
1j. S. O'Sullivan	☐	☐	☐
1k. J. Portalatin	☐	☐	☐
1l. B. Porter	☐	☐	☐
1m. J. Rhea	☐	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

NOTE: Shareholder - Please sign exactly as your name appears hereon.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Dear Shareholder:

Your vote is very important. Whether or not you plan to attend the meeting, please carefully review the enclosed proxy statement and then cast your vote. We urge you to vote regardless of the number of shares held. Please mark, sign, date and promptly mail this proxy card in the return envelope. You may also vote electronically by telephone or over the Internet by following the instructions included with this proxy card. In any event, to be sure that your vote will be received in time, please cast your vote by your choice of available means at your earliest convenience.

Sincerely,

Ronald P. O'Hanley
Chairman, CEO and President

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V92069-P41596

STATE STREET CORPORATION

Annual Meeting of Shareholders - May 20, 2026

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all proxies, hereby appoints Jeremy Kream and Shannon Stanley, or either of them, with full power of substitution, as proxies to vote all shares of common stock of State Street Corporation which the undersigned is entitled to vote at the Annual Meeting of Shareholders of State Street Corporation to be held on May 20, 2026 at 9:00 a.m. Eastern Time, or at any adjournment thereof, as indicated on the reverse side, and in their discretion on any other matters that may properly come before the meeting or any adjournment thereof.

To vote in accordance with the recommendations of the Board of Directors, just sign and date the other side; no boxes need to be checked. The shares represented by this proxy will be voted in accordance with the specification made. If no specification is made, the proxy will be voted FOR the thirteen director nominees, FOR Items 2 and 3 and AGAINST Item 4.

STATE STREET CORPORATION
ONE CONGRESS STREET
BOSTON, MA 02114

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 18, 2026. Have your Trustee Direction Form in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 18, 2026. Have your Trustee Direction Form in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your Trustee Direction Form and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V92070-Z91653 KEEP THIS PORTION FOR YOUR RECORDS

THIS TRUSTEE DIRECTION FORM IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

STATE STREET CORPORATION

The Board of Directors recommends a vote FOR each director nominee in Item 1, FOR Items 2 and 3 and AGAINST Item 4.

1. To elect 13 directors.

Nominees for Director:

	For	Against	Abstain
1a. M. Chandoha	☐	☐	☐
1b. D. DeMaio	☐	☐	☐
1c. A. Fawcett	☐	☐	☐
1d. W. Freda	☐	☐	☐
1e. S. Gordon	☐	☐	☐
1f. P. Halliday	☐	☐	☐
1g. S. Mathew	☐	☐	☐
1h. W. Meaney	☐	☐	☐
1i. R. O'Hanley	☐	☐	☐
1j. S. O'Sullivan	☐	☐	☐
1k. J. Portalatin	☐	☐	☐
1l. B. Porter	☐	☐	☐
1m. J. Rhea	☐	☐	☐

NOTE: Participant - Please sign exactly as your name appears hereon.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Dear Salary Savings Program Participant:

The Annual Meeting of Shareholders of State Street Corporation will be held on May 20, 2026 at 9:00 a.m. Eastern Time. Accompanying this direction form are the 2025 Annual Report, Notice of 2026 Meeting of Shareholders and the Proxy Statement containing information about the proposals to be voted on by shareholders at the meeting.

A participant in the State Street Salary Savings Program, or SSP, with company stock in the SSP is considered a named fiduciary and may direct the trustee on how to vote that participant's allocated share of State Street Corporation common stock held in the SSP. If the trustee does not timely receive direction from a participant as to how to vote the participant's allocated shares, as set forth on the reverse side of this form, the trustee will vote the participant's allocated shares on the same proportional basis as the shares that are directed by other participants. If a matter arises at the meeting, or such other time as affords no practical means for securing participant direction, the trustee will follow the direction of the Committee designated by the Plan Sponsor (or its designee), unless doing so would be a breach of the trustee's fiduciary duty. Voting of allocated shares will occur as described above unless the trustee or SSP plan administrator (or its designee), as applicable, determines that doing so would result in a breach of its fiduciary duty.

Participants are strongly encouraged to direct the trustee how to vote their allocated share. If you have any questions, please call the GHR Service Center at +1-855-447-7007.

Thank you for voting.

State Street Bank and Trust Company, Trustee

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V92071-Z91653

STATE STREET CORPORATION

Annual Meeting of Shareholders - May 20, 2026

DIRECTION TO THE TRUSTEE

As a participant in the State Street Salary Savings Program, I hereby direct State Street Bank and Trust Company, as trustee, to vote at the Annual Meeting of Shareholders to be held on May 20, 2026 at 9:00 a.m. Eastern Time, or at any adjournment thereof, the allocated share of State Street Corporation common stock held in the Salary Savings Program that I am entitled under that Program to direct, as indicated on the reverse side of this form.

Each of the matters to come before the meeting is described in the notice of, and proxy statement for, the meeting, receipt of which is hereby acknowledged. If a matter arises at the meeting, or such other time which affords no practical means for securing participant direction, the trustee will follow the recommendation of the Committee designated by the Plan Sponsor (or its designee), unless the trustee determines that doing so would result in a breach of the trustee's fiduciary duty. **The Board of Directors recommends a vote FOR the election of the thirteen director nominees, FOR Items 2 and 3 and AGAINST Item 4. The shares represented by this form will be voted in accordance with the specifications made in this direction. To direct the trustee in accordance with the recommendations of the Board of Directors, just sign and date on the reverse side of this form; no boxes need to be checked. If no direction is given to the trustee with respect to the shares represented by this direction (by this direction form, the Internet or telephone), the trustee will vote the participant's allocated share of State Street Corporation common stock held in the Salary Savings Program on the same proportional basis as the shares that are directed by other participants. Voting of allocated shares will occur as described above unless the trustee or Salary Savings Program plan administrator (or its designee), as applicable, determines that doing so would result in a breach of its fiduciary duty.**

You do not have to use this form if you have used the Internet or telephone to direct the trustee, unless you want to change your direction. To use this form, please check the appropriate boxes (or, to follow the recommendations of the Board of Directors, you may leave the boxes unchecked), sign, date and return this form promptly using the enclosed postage-paid envelope.